                    SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549



                                 FORM 8-K


                              CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


            Date of Report (Date of earliest event reported):
                              January 8, 1998



                         ASSOCIATED TECHNOLOGIES, INC.
          (Exact name of registrant as specified in its charter)



           Delaware         33-55254             87-0485306
      (State or other     (Commission            (I.R.S. Employer
      jurisdiction)       File Number)        Identification No.)


              3 Riverside Drive, Andover, MA           01810
         (Address of principal executive offices)     (Zip Code)


 Registrant's telephone number, including area code (212) 988-0394


                     Associated Technologies, Inc.
                     1204 Third Avenue, Suite 172
                     New York, New York  10021
     (Former name and former address, if changed since last report)

111112

Item 2.  Acquisition of Assets.

          On January 8, 1998, Associated Technologies, Inc., a Delaware corporation (the "Company") consummated an exchange whereby it acquired a majority of the outstanding voting securities of Virtual Music Entertainment, Inc., a Delaware corporation ("VME") from certain selling stockholders of VME (the "VME Securityholders") who tendered certain VME securities (the "VME Tendered Securities") in exchange for 1,873,674 shares of common stock, par value $.001 per share of the Company. As a result of this acquisition, the Company acquired a majority of the outstanding capital stock of VME.

          The acquisition was consummated pursuant to a Securities Exchange Agreement dated as of December 19, 1997 (the "Exchange Agreement"), by and among the Company, VME and the VME Securityholders. The aggregate amount of consideration received by the VME Securityholders was determined as a result of negotiations between the Company, VME and the VME Securityholders of the applicable exchange ratios appended to the Exchange Agreement.

          As part of the transaction, the Company, VME and AT Sub, Inc., a Delaware corporation and wholly-owned subsidiary of the Company ("AT Sub") have also entered into an Agreement and Plan of Merger dated as of January 8, 1998 (the "Merger Agreement"). Pursuant to the Merger Agreement, the stockholders of VME will be solicited to vote for a merger (the "Merger") of AT Sub with and into VME (with VME being the surviving corporation). As a result of the Merger, VME will become a wholly-owned subsidiary of the Company. The consummation of the Merger is subject to the satisfaction of certain conditions set forth in the Merger Agreement, including the approval of the Merger by the stockholders of VME. The Company expects that the consummation of the Merger will occur during the first six months of 1998.

          Certain of the VME Securityholders (the "VME Group") and certain other holders of the Company's common stock, $0.001 par value (the "Associated Group") have entered into a Voting Agreement dated January 8, 1998 (the "Voting Agreement") whereby, subsequent to the consummation of the Merger and for so long as certain ownership percentages of the outstanding common stock of the Company are maintained by the members of the VME Group and the Associated Group, it is contemplated that the Board of Directors of the Company shall consist of six members, three of whom shall be nominees of the VME Group and three of whom shall be nominees of the Associated Group.

          VME, based in Andover, Massachusetts, is involved in the development of computer software games using digital sound technology.

Item 7.   Financial Statements and Exhibits.


(a)  Financial Statements of Business Acquired.

     The Company will file certain financial statements of VME complying with Rule 3-05(b) of Regulation S-X, by amendment to this Current Report on Form 8-K not later than 60 days after the date that his Current Report on Form 8-K must be filed.

(b)  Pro Forma Financial Information.

     The Company will file certain pro forma financial information relative to VME complying with Article 11 of Regulation S-X, by amendment to this Current Report on Form 8-K not later than 60 days after the date that this Current Report on Form 8-K must be filed.

(c)       Exhibits.

Exhibit No.         Description

     2(a)           Securities Exchange Agreement, dated as of
                    December 19, 1997, by and among the Company, VME and each VME Securityholder party to a Joinder Agreement.

     2(b) Escrow Agreement dated as of January 8, 1998 by and among the Company, VME, the Stockholders'
                    Agent and the Escrow Agent.

     2(c)           Declaration of Registration Rights made on
                    January 8, 1998 by the Company.

     2(d) Voting Agreement by an among the VME and the Associated Group dated as of January 8, 1998.

     2(e)           Non-Compete Agreement by and between certain
                    VME Securityholders and the Company dated as of January 8, 1998.

     2(f) Agreement and Plan of Merger, dated as of January 8, 1998, by and among the Company, VME and AT Sub.

     2(g) Form of Joinder Agreement executed by each VME Securityholder party thereto.

     99(a)          Press Release issued January 9, 1998.

                         SIGNATURES



          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    ASSOCIATED TECHNOLOGIES, INC.



                    By:
                    --------------------------------------------
                    Name:     Leonard N. McDowall
                    Title:    Vice-President


Dated:  January ___, 1998

111112

                         SIGNATURES



          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    ASSOCIATED TECHNOLOGIES, INC.



                    By:  /s/ Leonard N. McDowall
                    --------------------------------------------
                    Name:     Leonard N. McDowall
                    Title:    Vice-President


Dated:  January 16, 1998

111112

                    EXHIBIT NO. 2(a) TO FORM 8-K




                                             EXECUTION COPY







                    SECURITIES EXCHANGE AGREEMENT

                             BY AND AMONG

                    ASSOCIATED TECHNOLOGIES, INC.

                  VIRTUAL MUSIC ENTERTAINMENT, INC.

                                  and

         EACH VME SECURITYHOLDER PARTY TO A JOINDER AGREEMENT










                    Dated as of December 19, 1997

                         EXHIBITS


EXHIBIT A      ALLOCATION OF EXCHANGE CONSIDERATION

EXHIBIT B      ESCROW AGREEMENT

EXHIBIT C      FORM OF REGISTRATION RIGHTS DECLARATION

EXHIBIT D      FORM OF VOTING AGREEMENT

EXHIBIT E      FORM OF NON-COMPETE AGREEMENT

EXHIBIT F      FORM OF MERGER AGREEMENT

EXHIBIT G      FORM OF JOINDER AGREEMENT

          SECURITIES EXCHANGE AGREEMENT dated as of December 19, 1997 (the "Agreement"), by and among ASSOCIATED TECHNOLOGIES, INC. a Delaware corporation ("Associated"), VIRTUAL MUSIC ENTERTAINMENT, INC., a Delaware corporation ("VME") and each VME securityholder party to a Joinder Agreement (as hereinafter defined) (collectively, the "VME Securityholders").

          WHEREAS, the respective Boards of Directors of Associated and VME have (x) each determined that it is advisable and for the benefit and in the best interests of their corporations and their respective stockholders that VME combine with Associated by means of (i) the exchange of securities contemplated hereunder (the "Exchange") and (ii) a merger (the "Merger") to be effected subsequent to the Exchange pursuant to the terms of an Agreement and Plan of Merger (the "Merger Agreement") to be executed by Associated, AT Sub, Inc., a wholly-owned subsidiary of Associated organized under the laws of the State of Delaware ("Sub") and VME at the Closing (as hereinafter defined) and attached hereto as Exhibit F (the Merger, together with the Exchange, is sometimes hereinafter referred to as the "Acquisition"), and (y) approved and adopted the terms of this Agreement with respect to the Exchange and the transactions to be effected hereunder as well as the terms and conditions of the Merger Agreement with respect to the Merger and the transactions to be effected thereunder.

          NOW, THEREFORE, in consideration of the premises, the mutual covenants, representations and warranties herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto intending to be bound hereby agree as follows:


                              ARTICLE I

                            THE EXCHANGE

          SECTION 1.1 The Exchange. Subject to the terms and conditions hereof, on the Closing Date (as defined in Section 2.4), Associated shall offer to purchase and the VME Securityholders shall sell certain of the securities of VME owned by them in exchange for fully paid and nonassessable shares of common stock, $0.001 par value per share, of Associated (the "Associated Common Stock") as determined by the Exchange Ratio set forth on Exhibit A hereto (the "Exchange Ratio").

                              ARTICLE 2

                       EXCHANGE OF SECURITIES

          SECTION 2.1 Exchange of Securities. As of the Closing Date, by virtue of the Exchange, each of the following:

                    (i)       the shares of VME's common stock,
$.01 par value per share (the "VME Common Stock"), issued and outstanding and held by the VME Securityholders immediately prior to the Closing Date;

                    (ii)      the shares of VME's Series D and
Series E Preferred Stock, $.01 par value per share (the "VME
Preferred Stock"), issued and outstanding and held by the VME
Securityholders immediately prior to the Closing Date;

                    (iii)     warrants issued by VME to purchase
shares of its Series E Preferred Stock issued and outstanding and held by the VME Securityholders immediately prior the Closing Date; and

                    (iv)      the entire aggregate amount of
principal and accrued interest on all principal outstanding (the "Senior Debt") on the Closing Date pursuant to the terms of the Loan Agreement dated as of the 19th day of September, 1996, as amended, by and between VME and the secured parties named therein;

shall be sold and exchanged for shares of Associated Common Stock as determined by the Exchange Ratio (the "Closing Shares"). The Closing Shares are sometimes hereinafter referred to as the "Exchange Consideration". The number of Closing Shares issuable to the VME Securityholders shall be appropriately adjusted to reflect fully the effect of any stock dividend (including any dividend or distribution of securities convertible into Associated Common Stock), reorganization, recapitalization, or other like change with respect to Associated Common Stock occurring after the date hereof and prior to the Closing Date. Each of the VME Common Stock, the VME Preferred Stock and the instruments evidencing the Senior Debt are hereinafter collectively referred to as the "VME Tendered Securities". Stock certificates representing Closing Shares shall be delivered to each VME Securityholder executing and delivering a Joinder Agreement in the form attached hereto as Exhibit G (a "Joinder Agreement") and the ancillary documents related thereto as promptly as practicable following the Closing Date.

          SECTION 2.2 Conversion of Warrants. Each warrant exercisable for shares of the capital stock of VME (each a "VME Warrant") that is outstanding and unexercised and held by a VME Securityholder after the Closing Date, by virtue of the Exchange, automatically and without any action on the part of the holder thereof, and subject to the other terms and conditions thereof, shall be deemed to be exercisable for that number of shares of Associated Common Stock that the holder of such VME Warrant would have received in the Exchange pursuant to Section 2.1 had such holder exercised such VME Warrant in full immediately prior to the Closing Date and the price per share of VME Common Stock under such VME Warrant, shall equal the price per share of VME Common Stock under such VME Warrant as in effect prior to the Closing Date divided by the applicable ratio set forth on Exhibit A hereto. After the Closing Date, Associated shall issue to each holder of a VME Warrant a new warrant on substantially the same terms as the VME Warrant; provided, however, that the failure of Associated to so issue new warrants in substitution for VME Warrants shall not limit the rights of the holder hereunder or thereunder and each such VME Warrant will be deemed amended to substitute Associated in place of VME and the terms and conditions of each such VME Warrant shall be applicable to Associated in the same manner as they would have been applicable to VME if the Exchange had not occurred except that such holder shall be entitled to receive the number of shares of Associated Common Stock upon exercise and at an exercise price as set forth and calculated pursuant to the first sentence of this
Section 2.2. Associated shall set aside and reserve the number of shares of Associated Common Stock issuable upon exercise of the replacement warrants issuable by Associated on the Closing Date in exchange for the VME Warrants.

          SECTION 2.3 Escrow. A portion of the Closing Shares will be placed into escrow pursuant to the terms of an escrow agreement in the form attached hereto as Exhibit B (the "Escrow Agreement") to be used to satisfy any indemnification obligations of the Indemnifying Stockholders (as hereinafter defined) arising under Section 11.2 hereof.

          SECTION 2.4 Closing. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place, unless the parties shall otherwise agree, at the offices of Werbel & Carnelutti, 711 Fifth Avenue, New York, New York 10022 at 10:00 A.M. local time (i) as soon as practicable after the day on which the last condition set forth in Article 9 shall have been fulfilled or waived or (ii) at such other time as VME and Associated may mutually agree (the "Closing Date").

                              ARTICLE 3

               CERTIFICATES OF INCORPORATION AND BY-LAWS

          SECTION 3.1 Directors and Officers of VME. The directors and officers of VME after the Closing shall be the directors and officers of VME prior to the Closing and they shall hold office from the Closing Date until the respective successors are duly elected or appointed and qualified in the manner provided in the Certificate of Incorporation or By-Laws of VME or as otherwise provided by law.


                              ARTICLE 4

               CERTAIN PROVISIONS RELATING TO SHARES

          SECTION 4.1 No Fractional Shares of Associated Common Stock. No fractional shares of Associated Common Stock shall be issued by Associated in the Exchange and the number of shares of Associated Common Stock to be issued pursuant to the terms of the Exchange shall be rounded down to the next whole number.


                              ARTICLE 5

               REPRESENTATIONS AND WARRANTIES OF VME

          Except as set forth in the Disclosure Schedule to be delivered by VME to Associated (the "VME Disclosure Schedule"), which shall identify exceptions by specific Section references, VME hereby represents and warrants to Associated that:

          SECTION 5.1 Organization and Qualification; Subsidiaries. Each of VME and Virtual Music Entertainment (EUR), Ltd., its sole subsidiary, is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted and is duly qualified and in good standing to do business in each jurisdiction in which the nature of the business conducted by it or the ownership or leasing of its properties makes such qualification necessary, other than where the failure to be in good standing, or to have such power and authority, or to be duly qualified and in good standing, as the case may be, would not have a VME Material Adverse Effect. The term "VME Material Adverse Effect" as used in this Agreement shall mean any event, change or effect that, individually or when taken together with all other such events, changes or effects, would be materially adverse to the financial condition, properties, assets, business or operations of VME and its subsidiary, taken as a whole, at the time of such event, change or effect.

          SECTION 5.2 Certificates of Incorporation and By-Laws. VME has heretofore furnished to Associated complete and correct copies of the Certificates of Incorporation and the By-Laws, in each case as amended or restated, of VME and its subsidiary. Neither VME nor its subsidiary is in violation of any of the provisions of its Certificate of Incorporation or By-Laws, or equivalent organizational documents, as the case may be.


          SECTION 5.3 Capitalization. As of the date of this Agreement, the authorized capital stock of VME is as set forth on
Section 5.3 of the VME Disclosure Schedule. Section 5.3 of the VME Disclosure Schedule lists all of the authorized, issued and outstanding and treasury capital stock of VME as well as all shares of capital stock reserved for future issuance pursuant to stock options, warrants or convertible debt or equity securities as of the date hereof. Section 5.3 of the VME Disclosure Schedule sets forth the name and address (as reflected on the books and records of VME) of (x) each holder of capital stock of VME and the number and class of such shares and (y) each holder of a warrant or option to purchase shares of capital stock of VME, the number of shares of capital stock into which such warrants are exercisable, the exercise price of such warrant and the expiration date of such warrant. Appended to Section 5.3 of the VME Disclosure Schedule are true and correct copies of the forms of the warrants issued by VME. All the shares of VME Common Stock and VME Preferred Stock issued and outstanding are duly authorized, validly issued, fully paid and nonassessable and, except as set forth on Section 5.3 of the VME Disclosure Schedule, are not subject to preemptive rights created by statute, common law, VME's Certificate of Incorporation or By-Laws, or any agreement to which VME is a party or is bound or otherwise. The outstanding shares of capital stock of VME's subsidiary are duly authorized and validly issued and, if applicable, fully paid and nonassessable, and such shares owned by VME are owned free and clear of all security interests, liens, claims, pledges, agreements, limitations on VME's voting rights, charges or other encumbrances of any nature whatsoever. There are no options, warrants or other rights (including registration rights), agreements, arrangements or commitments of any character to which VME or its subsidiary is a party relating to the issued or unissued capital stock or other securities of VME or its subsidiary or obligating VME or its subsidiary to grant, issue or sell any shares of the capital stock or other securities of VME or its subsidiary, by sale, lease, license or otherwise, except (A) as disclosed in Section 5.3 of the VME Disclosure Schedule and (B) for VME's existing stock option plans to the extent stock options for such shares thereunder have not yet been granted. As of the date of this Agreement, except as set forth in Section 5.3 of the VME

Disclosure Schedule, there are no obligations, contingent or otherwise, of VME or its subsidiary to (x) repurchase, redeem or otherwise acquire any shares of VME Common Stock or VME Preferred Stock, or the capital stock of, or other equity interests in, the subsidiary of VME or (y) (other than advances to VME's subsidiary in the ordinary course of business) provide funds to, or make any investment in (in the form of a loan, capital contribution or otherwise), or provide any guarantee with respect to the obligations of, the subsidiary of VME or any other person.

          SECTION 5.4 Authority. VME has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by VME and the consummation by VME of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no other corporate proceedings on the part of VME are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by VME and, assuming the due authorization, execution and delivery thereof by Associated constitutes the legal, valid and binding obligation of VME, enforceable against VME in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other laws affecting the enforcement of creditors' rights in general from time to time in effect and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          SECTION 5.5    No Conflict; Required Filings and
Consents.

               (a) The execution and delivery of this Agreement by VME does not, and the performance of this Agreement by VME and the consummation of the transactions contemplated hereby will not, (i) conflict with or violate the Certificate of Incorporation or By-Laws, in each case as amended or restated, of VME or its subsidiary, (ii) conflict with or violate any federal, state, foreign or local law, statute, ordinance, rule, regulation, order, judgment, arbitration award or decree (collectively, "Laws") Government Permit (as hereinafter defined) in effect as of the date of this Agreement and applicable to VME or its subsidiary or by which any of their respective properties is bound or subject to including, without limitation, Section 203 of Delaware Law or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the properties or assets of VME or its subsidiary pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, order, decree, franchise or other material instrument or obligation to which VME or its subsidiary is a party or by which VME or its subsidiary or any of their respective properties is bound or is subject to, except for any such conflicts or violations described in clause
(ii) or breaches, defaults, events, rights of termination, amendment, acceleration or cancellation or liens or encumbrances described in clause (iii) that would not have a VME Material Adverse Effect.

               (b) The execution and delivery of this Agreement by VME does not, and the performance of this Agreement by VME and the ownership and operation of the business and properties of VME and its subsidiary by VME following the Closing Date will not, as of the date of this Agreement, require VME or its subsidiary to obtain any consent, approval, authorization or permit of, or to make any filing with or notification to, any governmental or regulatory authority ("Governmental Entities"), except (i) for applicable requirements, if any, of the Securities Act of 1933, as amended (the "Securities Act"), and the Securities Exchange Act of 1934, as amended (the "Exchange Act") and state securities or blue sky laws ("Blue Sky Laws"), (ii) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not, either individually or in the aggregate, prevent VME from performing its obligations under this Agreement or otherwise have a VME Material Adverse Effect.

          SECTION 5.6 Permits; Compliance. Each of VME and its subsidiary is in possession of all franchises, grants, authoriza-tions, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, the "VME Permits"), and there is no action or proceeding or, to the knowledge of VME, investiga-tion pending or threatened regarding suspension or cancellation of any VME Permits, except where the failure to possess, or the suspension or cancellation of, such VME Permits would not have a VME Material Adverse Effect. Neither VME nor its subsidiary is in conflict with, or in default or violation of (a) any Law or any rule of professional conduct applicable thereto and applicable to VME or its subsidiary or by which any of their respective properties is bound or subject to or (b) any of the VME Permits, except for any such conflicts, defaults or violations which would not have a VME Material Adverse Effect.

          SECTION 5.7 Financial Statements. VME has furnished to Associated copies of the balance sheet of VME as at March 31, 1996 and March 31, 1997, and the related statements of operations, stockholders' equity and cash flows of VME for the three years ended March 31, 1997, audited by Coopers & Lybrand L.L.P. (the "VME Audited Financial Statements"), and the balance sheet of VME as at September 30, 1997 and statement of operations of VME for the six months ended September 30, 1997 (the "VME Unaudited Financial Statements" and collectively with the VME Audited Financial
Statements, the "VME Financial Statements"). The VME Financial Statements and notes thereto accurately and fairly reflect the books and records of VME and fairly present the financial condition, cash flow and results of operations of VME as at the respective dates thereof and for the periods therein referred to, all in accordance with generally accepted United States accounting principles, consistently applied ("GAAP"), subject, in the case of the VME Unaudited Financial Statements, to normal recurring year-end adjustments (the effect of which will not, individually or in the aggregate, be material) and the absence of notes (which, if presented, would not differ materially from those included in the VME Audited Financial Statements). Section 5.7 of the VME
Disclosure Schedule describes the deviations, if any, from GAAP of the VME Unaudited Financial Statements.

          SECTION 5.8 No Undisclosed Liabilities. There are no liabilities of VME or its subsidiary of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, except as disclosed on Section 5.8 of the VME Disclosure Schedule and other than:

               (a) liabilities disclosed or provided for in the VME Financial Statements;

               (b) liabilities incurred in the ordinary course of business consistent with past practice (in nature and amount), and which are not material in amount, since April 1, 1997; and

               (c)  liabilities that individually or in the
aggregate would not have a VME Material Adverse Effect.

          SECTION 5.9 Contracts. Listed on Section 5.9 of the VME Disclosure Schedule are all written contracts and agreements of either VME and/or its subsidiary, including, but not limited to, employment contracts, leases and management agreements, which require the payment by or to VME or its subsidiary of more than $50,000 annually (each a "VME Material Contract"). VME has provided to Associated true, correct and complete copies of each VME Material Contract. Except as set forth in Section 5.9 of the VME Disclosure Schedule, neither VME nor its subsidiary is, nor has either of them received any notice that either of them is, nor does either of them have any knowledge that any other party is, in default in any respect under any VME Material Contract; and there has not occurred any event that with the lapse of time or the giving of notice or both would constitute such a default except where such event would not have a VME Material Adverse Effect.
Each VME Material Contract complies with all applicable Laws, except where such non-compliance would not have a VME Material Adverse Effect.

          SECTION 5.10 Absence of Certain Changes or Events. Except as set forth in Section 5.10 of the VME Disclosure Schedule, during the period commencing April 1, 1997, and ending on the date of this Agreement, and other than as disclosed to Associated in writing prior to the date hereof, (a) VME has not taken any actions or failed to take any actions which would reasonably be expected to have, either individually or in the aggregate, a VME Material Adverse Effect and (b) neither VME nor its subsidiary has made a change in its accounting methods, principles or practices.

          SECTION 5.11 Absence of Litigation. Except as set forth in Section 5.11 of the VME Disclosure Schedule, there is no claim, action, suit, litigation, proceeding, arbitration or, to the knowledge of VME, investigation of any kind, at law or in equity (including actions or proceedings seeking injunctive relief), pending or, to the knowledge of VME, threatened in writing against VME or its subsidiary (except for claims, actions, suits, litigations, proceedings, arbitrations, or investigations which, individually or in the aggregate, would not reasonably be expected to have a VME Material Adverse Effect), and neither VME nor its subsidiary is subject to any continuing order of, consent decree, or, to the knowledge of VME, continuing investigation by, any Governmental Entity, or any judgment, order, writ, injunction, decree or award of any Governmental Entity or arbitrator, including, without limitation, cease-and-desist or other orders, except for matters which, individually or in the aggregate, would not have a VME Material Adverse Effect.

          SECTION 5.12 Taxes. Except for such matters that would not have a VME Material Adverse Effect or are disclosed in Section
5.12 of the VME Disclosure Schedule (a) VME and its subsidiary have timely filed or will timely file all returns and reports required to be filed by them with any taxing authority with respect to Taxes (as hereinafter defined) for any period ending on or before the Closing Date, taking into account any extension of time to file granted to or obtained on behalf of VME and its subsidiary, (b) all Taxes shown to be payable on such returns or reports that are due prior to the Closing Date have been paid or will be paid when due except for Taxes that are being contested in good faith by appropriate proceedings (all of which are described in Section 5.12 of the VME Disclosure Schedule) and for which adequate reserves are reflected on the VME Unaudited Financial Statements, (c) as of the date hereof, no deficiency for any material amount of Tax has been asserted or assessed in writing by a taxing authority against VME or its subsidiary, (d) all liabilities for Taxes of VME or its subsidiary that are or will become due or payable with respect to periods covered by the financial statements referred to in Section
5.7 hereof have been paid or adequately reserved for on such financial statements and (e) VME has not received written notice that any Tax return or report of VME or its subsidiary is under examination.

          SECTION 5.13 Certain Business Practices. As of the date hereof, except for such actions which would not have a VME Material Adverse Effect, neither VME nor its subsidiary nor, to the knowledge of VME, any director, officer, agent or employee of VME or its subsidiary has (i) used any funds for unlawful contribu-tions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) made any unlawful payment to government officials or employees, or (iii) made any other unlawful payment.

          SECTION 5.14 Board and Stockholder Approval. The Board of Directors of VME, at a meeting duly called and held, has by requisite vote under applicable Laws (i) determined that it is in the best interests of VME and the stockholders of VME that VME enter into a business combination with Associated by means of the Merger and facilitate the Merger by entering into this Agreement; and (ii) approved this Agreement and the Merger Agreement, including the consummation of the Merger.

          SECTION 5.15 Books and Records. The books of account and other financial records of VME and its subsidiary are in all material respects complete and correct and are maintained in accordance with good business practices and all Laws applicable to VME. Except as set forth in Section 5.15 of the VME Disclosure Schedule, the minute books of VME (all of which such minute books shall be delivered by VME to Associated at the Closing) contain accurate records of all meetings, and accurately reflect all material corporate action of the stockholders and directors of VME.

          SECTION 5.16 Intellectual Property. VME and its subsidiary own, or have obtained a license or otherwise have obtained the right to use in all jurisdictions necessary for the operation of VME's business as is presently conducted, all patents (including all applications, renewals, reissues, extensions, divisions continuations and extensions thereof), trademarks
(including both registered and material unregistered trademarks and applications therefor), service marks, trade names, copyrights (including all registrations, renewals, modifications and extensions thereof) and know-how and trade secrets of material importance to the conduct of their business as currently conducted (collectively the "VME Intellectual Property"), without, to VME's knowledge, violating or conflicting with the rights of others. "Material" as used in this Section 5.16 shall mean any intellectual property right which, if VME does not own or have the right to use such right in all jurisdictions necessary for the operation of its business as presently conducted, will result in a VME Material
Adverse Effect, as defined in Section 5.1 hereof. VME has no knowledge of any conflicting rights of others in any jurisdictions. Notwithstanding the above, VME represents and warrants that it is the owner of, or has the right to use, the music entertainment software, including all copyrights therein, used in the conduct of its business as currently conducted, and that such software was developed by employees of VME within the scope of their employment or it has valid assignment of ownership, and there are no conflicting rights of others in any jurisdictions with respect to such music entertainment software. Section 5.16 of the VME
Disclosure Schedule lists all patents, all registered and material unregistered trademarks, service marks and trade names and all registered copyrights, and all applications for any of the foregoing, that are used or owned by VME. Each of VME and its subsidiary has taken all necessary action to maintain and protect each item of VME Intellectual Property of material importance to the conduct of VME's business as currently conducted. Except as set forth in Section 5.16 or Section 5.11 of the VME Disclosure Schedule, none of the VME Intellectual Property is subject to any pledge, lien, charge or other encumbrance created by or through VME or its subsidiary other than such encumbrances which individually or in the aggregate would not have a VME Material Adverse Effect. Except as set forth in Section 5.16 of the VME Disclosure Schedule, with respect to each item of VME Intellectual Property, the item is not subject to any outstanding injunction, judgment, order, decree, ruling or charge other than such injunctions, judgments, orders, decrees, rulings or charges which individually or in the aggregate would not have a VME Material Adverse Effect. Except as set forth in Section 5.16 or Section 5.11 of the VME Disclosure Schedule, with respect to each item of VME Intellectual Property, no action, suit, proceeding, hearing, investigation, charge, complaint, claim or demand is pending or, to the knowledge of VME, is threatened which challenges the legality, validity, enforceability, use or ownership of the item other than any such challenge which individually or in the aggregate would not have a VME Material
Adverse Effect. Except as set forth in Section 5.16, Section 5.9 or Section 5.11 of the VME Disclosure Schedule, with respect to each item of VME Intellectual Property, neither VME nor its subsidiary has ever agreed to indemnify any person for or against any interference, infringement, misappropriation or other conflict with respect to the item. Except as set forth in Section 5.9 of the VME Disclosure Schedule, neither VME nor its subsidiary is in default with respect to the payment of any royalties, license fees, or other consideration to any owner or licensor of the VME Intellectual Property. To the knowledge of VME, the software currently marketed by VME (the "VME Software") does not infringe or violate the patent, copyright, trademark, service marks or trade secret rights of any other person. To the knowledge of VME, no claim of any person is pending or threatened to the effect that any VME Software infringes upon or conflicts with any such rights of any such person, except as set forth in Section 5.11 of the VME Disclosure Schedule.

          SECTION 5.17   [Intentionally Omitted]

          SECTION 5.18 Expenses of Transaction; Brokers. VME has not incurred and will not incur fees and expenses in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, including the Exchange, other than reasonable fees and expenses of counsel and accountants, disbursements related to the consummation of the transaction, and up to $40,000 of investment banking fees to Value Investing Partners, Inc. ("VIP") (which investment banking fees are to be paid out of VME's cash flow from operations after the consummation of the Merger). Except as set forth in the preceding sentence, no broker, finder, financial advisor or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of VME.

          SECTION 5.19   [Intentionally Omitted]

          SECTION 5.20 Non-Accredited Investors. VME reasonably believes that each holder of VME Tendered Securities receiving shares of Associated Common Stock in connection with the Exchange is an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

          SECTION 5.21 Employment-Related Matters. Except as set forth in Section 5.21 of the VME Disclosure Schedule, (a) neither VME nor its subsidiary is a party to any collective bargaining agreement or other contract or agreement with any labor organization or other representative of any of the employees of VME or its subsidiary, (b) there is no labor strike, dispute, slowdown, work stoppage, lockout or other labor controversy that is pending or threatened against or otherwise affecting VME or its subsidiary, and neither VME nor its subsidiary has experienced any labor controversy since January 1, 1992; (c) neither VME nor its subsidiary has closed any plant or facility, effectuated any layoffs of employees or implemented any early retirement or separation program at any time from or after January 1, 1992, nor has VME or its subsidiary planned or announced any such action or program for the future with respect to which VME has any material liability; and (d) all salaries, wages, vacation pay, bonuses, commissions and other compensation payable by VME or its subsidiary to the employees of VME and its subsidiary, as applicable, before the date hereof have been paid in all material respects as of the date hereof.

          SECTION 5.22   Insurance.  Section 5.22 of the VME
Disclosure Schedule lists all contracts of insurance and indemnity in force at the date hereof with respect to VME and its subsidiary.
Such contracts of insurance and indemnity (collectively, the "VME
Insurance Contracts") insure against such risks and in such amounts as are appropriate and reasonable considering the property, business and operations of VME and its subsidiary. All of the VME

Insurance Contracts are in full force and effect, with no default thereunder by VME or its subsidiary which could permit the insurer to deny payment of claims thereunder. Neither VME nor its subsidiary has received notice from any of its insurance carriers that any insurance premiums will be materially increased in the future or that any insurance coverage provided under the VME Insurance Contracts will not be available in the future on substantially the same terms as now in effect. Neither VME nor its subsidiary has received or given a notice of cancellation with respect to any of the VME Insurance Contracts.


                              ARTICLE 6

               REPRESENTATIONS AND WARRANTIES OF ASSOCIATED

          Except as set forth in the Disclosure Schedule to be delivered by Associated to VME (the "Associated Disclosure
Schedule"), which shall identify exceptions by specific Section references, Associated hereby represents and warrants to VME that:

          SECTION 6.1 Organization and Qualification; Subsidiaries. Each of Associated, Sub and Ogenic Technologies Pty Ltd. ("Ogenic") is duly incorporated, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted and is duly qualified and in good standing to do business in each jurisdiction in which the nature of the business conducted by it or the ownership or leasing of its properties makes such qualification necessary, other than where the failure to be in good standing, or to have such power and authority, or to be duly qualified and in good standing, as the case may be, would not have an Associated Material Adverse Effect. Each subsidiary that is owned, directly or indirectly, by Associated is listed in Section 6.1 of the Associated Disclosure Schedule. Each of Ogenic Sales, Pty Ltd. ("Ogenic Sales") and Ogenic Industries Pty Ltd. ("Ogenic Industries") is a non-operating/inactive subsidiary of Associated. Each of Sub, Ogenic and any other subsidiary of Associated, except Ogenic Sales and Ogenic Industries, listed in Section 6.1 of the Associated Disclosure Schedule shall individually hereinafter be referred to as a "Subsidiary" and together as "Subsidiaries". The term "Associated Material Adverse Effect" as used in this Agreement shall mean any event, change or effect that, individually or when taken together with all other such events, changes or effects, would be materially adverse to the financial condition, properties, assets, business or operations of Associated and all of its subsidiaries, at the time of such event, change or effect.

          SECTION 6.2 Certificate of Incorporation and By-Laws. Associated has heretofore furnished to VME complete and correct copies of the Certificates of Incorporation and the By-Laws, or the equivalent organizational documents, in each case as amended or restated, of Associated, Sub and Ogenic. Neither Associated, Sub nor Ogenic is in violation of any of the provisions of its Certificate of Incorporation or By-Laws, or equivalent organizational documents, as the case may be.

          SECTION 6.3 Capitalization. As of the date of this Agreement, the authorized capital stock of Associated and the Subsidiaries is as set forth on Section 6.3 of the Associated Disclosure Schedule. Section 6.3 of the Associated Disclosure Schedule lists all of the authorized, issued and outstanding and treasury capital stock of Associated and the Subsidiaries as well as all shares of capital stock reserved for future issuance pursuant to stock options, warrants or convertible debt or equity securities as of the date hereof. The shares of Associated Common Stock to be issued in the Exchange or pursuant to this Agreement (including shares of Associated Common Stock issuable upon the exercise of options and warrants to be issued pursuant to this Agreement) have been duly authorized and, when issued in accordance with the Exchange or pursuant to this Agreement, will be validly issued, fully paid and nonassessable. At the Closing Date, Associated will have reserved and set aside the number of shares of Associated Common Stock issuable upon exercise of (a) the replacement warrants issuable by Associated at the Closing Date in exchange for the VME Warrants pursuant to Section 2.2 and (b) the options issuable by Associated to certain employees of VME pursuant to Section 8.10. As of the date of this Agreement, there are no options, warrants or other rights (including registration rights), agreements, arrangements or commitments of any character to which Associated or any Subsidiary is a party relating to the issued or unissued capital stock or other securities of Associated or any Subsidiary to grant, issue or sell any shares of the capital stock or other securities of Associated or any Subsidiary by sale, lease, license or otherwise, except (A) as disclosed in Section 6.3 of the Associated Disclosure Schedule and (B) for options to purchase Associated Common Stock under Associated's existing stock option plans to the extent stock options for such shares thereunder have not yet been granted. As of the date of this Agreement, there are no obligations, contingent or otherwise, of Associated or any Subsidiary to repurchase, redeem or otherwise acquire any shares of Associated Common Stock or such other entity's common stock.

          SECTION 6.4 Authority. Associated has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Associated and the consummation by Associated of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no other corporate proceedings on the part of Associated are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Associated and, assuming the due authorization (if applicable), execution and delivery thereof by VME and the VME Securityholders, constitutes the legal, valid and binding obligation of Associated enforceable against Associated in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other laws affecting the enforcement of creditors' rights in general from time to time in effect and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          SECTION 6.5    No Conflict; Required Filings and
Consents.

               (a) The execution and delivery of this Agreement by Associated does not, and the performance of this Agreement by Associated and the consummation of the transactions contemplated hereby will not (i) conflict with or violate the Certificate of Incorporation or By-Laws, or the equivalent organizational documents, in each case as amended or restated, of Associated or the Subsidiaries, (ii) conflict with or violate any Laws or Associated Permit (as hereinafter defined) in effect as of the date of this Agreement applicable to Associated or any of its subsidiaries or by which any of their respective properties is bound or subject to, including, without limitation, Section 203 of Delaware Law, or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on the properties or assets of Associated or any Subsidiary pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, order, decree, franchise or other material instrument or obligation to which Associated or any Subsidiary is a party or by which Associated or any Subsidiary or any of their respective properties is bound or subject to, except for any such conflicts or violations described in clause (ii) or breaches, defaults, events, rights of termination, amendment, acceleration or cancellation or liens or encumbrances described in clause (iii) that would not have an Associated Material Adverse Effect.

               (b) The execution and delivery of this Agreement by Associated does not, and the performance of this Agreement by Associated will not, as of the date of this Agreement, require Associated or any Subsidiary to obtain any consent, approval, authorization or permit of, or to make any filing with or notification to, any Governmental Entities, except (i) for applicable requirements, if any, of the Securities Act, the

Exchange Act and Blue Sky Laws and (ii) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not, either individually or in the aggregate, prevent either Associated from performing its obligations under this Agreement or otherwise have an Associated Material Adverse Effect.

          SECTION 6.6 Permits; Compliance. Each of Associated and each Subsidiary is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, the "Associated Permits"), and there is no action or proceeding or, to the knowledge of Associated or any Subsidiary, investigation pending or threatened regarding suspension or cancellation of any Associated Permits, except where the failure to possess, or the suspension or cancellation of, such Associated Permits would not have an Associated Material Adverse Effect. Neither Associated nor any Subsidiary is in conflict with, or in default or violation of
(a) any Law or any rule of professional conduct applicable thereto and applicable to Associated or any Subsidiary or by which any of their respective properties is bound or subject to or (b) any of the Associated Permits, except for any such conflicts, defaults or violations which would not have an Associated Material Adverse Effect.

          SECTION 6.7 Financial Statements. Associated has furnished to VME copies of the balance sheet of Associated as at December 31, 1995 and December 31, 1996, and the related statements of operations, stockholders' equity and cash flows of VME for the three years ended December 31, 1996, audited by Stanton Partners (the "Associated Audited Financial Statements"), and the balance sheet of Associated as at September 30, 1997 and statement of operations of Associated for the nine months ended September 30, 1997 (the "Associated Unaudited Financial Statements" and collectively with the Associated Audited Financial Statements, the "Associated Financial Statements"). The Associated Financial Statements and notes thereto accurately and fairly reflect the books and records of Associated and fairly present the financial condition, cash flow and results of operations of Associated as at the respective dates thereof and for the periods therein referred to, all in accordance with GAAP, subject, in the case of the Associated Unaudited Financial Statements, to normal recurring year-end adjustments (the effect of which will not, individually or in the aggregate, be material) and the absence of notes (which, if presented, would not differ materially from those included in the Associated Audited Financial Statements). Section 6.7 of the Associated Disclosure Schedule describes the deviations, if any, from GAAP of the Associated Unaudited Financial Statements.

          SECTION 6.8 No Undisclosed Liabilities. There are no liabilities of Associated or any of its subsidiaries of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, except as disclosed on Section 6.8 of the Associated Disclosure Schedule, other than:

               (a) liabilities disclosed or provided for in the Associated Financial Statements;

               (b) liabilities incurred in the ordinary course of business consistent with past practice (in nature and amount), and which are not material in amount, since June 30, 1997; and

               (c)  liabilities that individually or in the
aggregate would not have an Associated Material Adverse Effect.

          SECTION 6.9 Contracts. Listed on Section 6.9 of the Associated Disclosure Schedule are all written contracts and agreements of Associated and Subsidiaries including, but not limited to, employment contracts, leases and management agreements, which require the payment by or to Associated or any Subsidiary of more than $50,000 (in the case of contracts denominated in Australian dollars, the equivalent amount at rate of exchange on October 31, 1997) annually (each an "Associated Material Contract"). Associated has provided to VME true, correct and complete copies of each Associated Material Contract. Except as set forth on the Associated Disclosure Schedule, neither Associated nor any Subsidiary is, nor has any of them received any notice that any of them is, nor does any of them have knowledge that any other party is, in default in any respect under any Associated Material Contract; and there has not occurred any event that with the lapse of time or the giving of notice or both would constitute such a default except where such event would not have an Associated Material Adverse Effect. Each Associated Material Contract complies with all applicable Laws, except where such non-compliance would not have an Associated Material Adverse Effect.

          SECTION 6.10 Absence of Certain Changes or Events. During the period commencing December 31, 1996 and ending on the date of this Agreement, and other than as disclosed to VME in writing prior to the date hereof, (a) none of Associated, Sub nor Ogenic has taken any actions or failed to take any actions which would reasonably be expected to have, either individually or in the aggregate, an Associated Material Adverse Effect and (b) neither Associated, Sub nor Ogenic has made a change in its respective accounting methods, principles or practices.

          SECTION 6.11   Absence of Litigation.  Except as set
forth in Section 6.11 of the Associated Disclosure Schedule, there is no claim, action, suit, litigation, proceeding, arbitration or, to the knowledge of Associated or any Subsidiary, investigation of any kind, at law or in equity (including actions or proceedings seeking injunctive relief), pending or, to the knowledge of Associated or any Subsidiary, threatened in writing against Associated or any Subsidiary (except for claims, actions, suits, litigations, proceedings, arbitrations, or investigations which, individually or in the aggregate, would not reasonably be expected to have an Associated Material Adverse Effect), and neither
Associated nor any Subsidiary is subject to any continuing order of, consent decree, or, to the knowledge of Associated or any Subsidiary, continuing investigation by, any Governmental Entity, or any judgment, order, writ, injunction, decree or award of any Governmental Entity or arbitrator, including, without limitation, cease-and-desist or other orders, except for matters which, individually or in the aggregate, would not have an Associated
Material Adverse Effect.

          SECTION 6.12 Taxes. Except for such matters that would not have an Associated Material Adverse Effect or are disclosed in
Section 6.12 of the Associated Disclosure Schedule (a) Associated has timely filed or will timely file all returns and reports required to be filed by it with any taxing authority with respect to Taxes for any period ending on or before the Closing Date, taking into account any extension of time to file granted to or obtained on behalf of Associated and the Subsidiaries, (b) all Taxes shown to be payable on such returns or reports that are due prior to the Closing Date have been paid or will be paid when due except for Taxes that are being contested in good faith by appro-priate proceedings (all of which are described in Section 6.12 of the Associated Disclosure Schedule) and for which adequate reserves are reflected on the Associated Unaudited Financial Statements, (c) as of the date hereof, no deficiency for any material amount of Tax has been asserted or assessed in writing by a taxing authority against Associated or the Subsidiaries, (d) all liabilities for Taxes of Associated that are or will become due or payable with respect to periods covered by the Associated Financial Statements have been paid or adequately reserved for on such financial statements and (e) Associated has not received written notice that any Tax return or report of Associated is under examination.

          SECTION 6.13 Certain Business Practices. As of the date hereof, except for such actions which would not have an Associated Material Adverse Effect, neither Associated nor, to the knowledge of Associated, any directors, officers, agents or employees of Associated has (i) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) made any unlawful payment to government officials or employees, or (iii) made any other unlawful payment.

          SECTION 6.14 Board Approval. The Board of Directors of Associated has approved the execution and delivery by Associated of this Agreement and the consummation of the Exchange hereunder.

          SECTION 6.15 Books and Records. The books of account and other financial records of Associated and the Subsidiaries are in all material respects complete and correct, and are maintained in accordance with good business practices and all Laws applicable to Associated and the Subsidiaries.

          SECTION 6.16 Intellectual Property. Associated and the Subsidiaries own, or have obtained a license or otherwise have obtained the right to use in all jurisdictions necessary for the operation of Associated's and the Subsidiaries' businesses as they are presently conducted, all patents (including all applications, renewals, reissues, extensions, divisions, continuations and extensions thereof) trademarks (including both registered and material unregistered trademarks and applications therefor), service marks, trade names, copyrights (including all registrations, renewals, modifications and extension thereof) and know-how and trade secrets of material importance to the conduct of their businesses as currently conducted (collectively the "Associated Intellectual Property"), without, to Associated's or any Subsidiary's knowledge, violating or conflicting with the rights of others. "Material" as used in this Section 6.16 shall mean any intellectual property right which, if Associated does not have the right to use such right in all jurisdictions necessary for the operation of its business as presently conducted, will result in an Associated Material Adverse Effect, as defined in Section 6.1 hereof. Neither Associated nor any Subsidiary has knowledge of any conflicting rights of others in any jurisdictions. Notwithstanding the above, Associated represents and warrants that it is the owner of, or has the right to use, the operational and/or systems software, including all copyrights therein, used in the conduct of its business as currently conducted, and that such software was developed by employees of Associated within the scope of their employment or it has valid assignment of ownership, and there are no conflicting rights of others in any jurisdictions with respect to such operational and/or systems software. Section 6.16 of the Associated Disclosure Schedule lists all patents, all registered and material unregistered trademarks, service marks and trade names and all registered copyrights, and all applications for any of the foregoing, that are used or owned by Associated or any Subsidiary. Each of Associated and each Subsidiary has taken all necessary action to maintain and protect each item of Associated Intellectual Property of material importance to the conduct of Associated's business as currently conducted. Except as set forth in Section
6.16 or Section 6.11 of the Associated Disclosure Schedule, none of the Associated Intellectual Property is subject to any pledge, lien, charge or other encumbrance created by or through Associated or the Subsidiaries other than such encumbrances which individually or in the aggregate would not have an Associated Material Adverse Effect. Except as set forth in Section 6.16 or Section 6.11 of the Associated Disclosure Schedule, with respect to each item of Associated Intellectual Property, the item is not subject to any outstanding injunction, judgment, order, decree, ruling or charge other than such injunctions, judgments, orders, decrees, rulings or charges which individually or in the aggregate would not have an Associated Material Adverse Effect. Except as set forth in Section
6.16 of the Associated Disclosure Schedule, with respect to each item of Associated Intellectual Property, no action, suit, proceeding, hearing, investigation, charge, complaint, claim or demand is pending or, to the knowledge of Associated or any Subsidiary, is threatened which challenges the legality, validity, enforceability, use or ownership of the item other than any such challenge which individually or in the aggregate would not have an Associated Material Adverse Effect. Except as set forth in Section 6.16, Section 6.9 or Section 6.11 of the Associated Disclosure Schedule, with respect to each item of Associated Intellectual Property, neither Associated nor any Subsidiary has ever agreed to indemnify any person for or against any interference, infringement, misappropriation or other conflict with respect to the item.
Except as set forth in Section 6.9 of the Associated Disclosure Schedule, neither Associated nor any Subsidiary is in default with respect to the payment of any royalties, license fees or other consideration to any owner or licensor of the Associated Intellectual Property. To the knowledge of Associated or any Subsidiary, the software currently marketed by Associated or any Subsidiary (the "Associated Software") does not infringe or violate the patent, copyright, trademark, service marks or trade secret rights of any other person. To the knowledge of Associated or any Subsidiary, no claim of any person is pending or threatened to the effect that any Associated Software infringes upon or conflicts with any such rights of any such person, except as set forth in
Section 6.11 of the Associated Disclosure Schedule.

          SECTION 6.17 Brokers. No broker, finder, financial advisor or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Associated or any Subsidiary.

          SECTION 6.18 Investment Representation. Associated is acquiring the VME Tendered Securities from the holders thereof for its own account for investment, and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same. Associated does not have any present or contemplated agreement, undertaking arrange-ment, obligation, indebtedness or commitment providing for the disposition of the VME Tendered Securities after the Closing.

          SECTION 6.19   [Intentionally Omitted]

          SECTION 6.20 VME Expenses. Associated shall be responsible for all reasonable costs and expenses (including reasonable fees and disbursements of counsel and accountants) incurred by VME in connection with the matters contemplated by this Agreement (including the Merger). It being understood that if the Exchange is not consummated hereunder, VME shall be responsible for all of its fees and expenses incurred in connection with the matters contemplated by this Agreement.

          SECTION 6.21 Employment-Related Matters. Except as set forth in Section 6.21 of the Associated Disclosure Schedule, (a) neither Associated nor any of the Subsidiaries is a party to any collective bargaining agreement or other contract or agreement with any labor organization or other representative of any of the employees of Associated or any of the Subsidiaries, (b) there is no labor strike, dispute, slowdown, work stoppage, lockout or other labor controversy that is pending or threatened against or otherwise affecting Associated or any of the Subsidiaries, and neither Associated nor any of the Subsidiaries has experienced any labor controversy since January 1, 1992; (c) neither Associated nor any of the Subsidiaries has closed any plant or facility, effectuated any layoffs of employees or implemented any early retirement or separation program at any time from or after January 1, 1992, nor has Associated or any of the Subsidiaries planned or announced any such action or program for the future with respect to which Associated has any material liability; and (d) all salaries, wages, vacation pay, bonuses, commissions and other compensation payable by Associated or the Subsidiaries to the employees of Associated and the Subsidiaries, as applicable, before the date hereof have been paid in all material respects as of the date hereof.

          SECTION 6.22 Insurance. Section 6.22 of the Associated Disclosure Schedule lists all contracts of insurance and indemnity in force at the date hereof with respect to Associated and the Subsidiaries. Such contracts of insurance and indemnity (collectively, the "Associated Insurance Contracts") insure against such risks and in such amounts as are appropriate and reasonable considering the property, business and operations of Associated and the Subsidiaries. All of the Associated Insurance Contracts are in full force and effect, with no default thereunder by Associated or the Subsidiaries which could permit the insurer to deny payment of claims thereunder. Neither Associated nor any of the Subsidiaries has received notice from any of its insurance carriers that any insurance premiums will be materially increased in the future or that any insurance coverage provided under the Associated Insurance Contracts will not be available in the future on substantially the same terms as now in effect. Neither Associated nor any of the

Subsidiaries has received or given a notice of cancellation with respect to any of the Associated Insurance Contracts.


                              ARTICLE 7

                              COVENANTS

          SECTION 7.1 Affirmative Covenants of VME, VME Securityholders and Associated. Each of VME and Associated hereby covenants and agrees that, during the period commencing on the date hereof and continuing until the Closing Date, unless otherwise expressly contemplated by this Agreement or consented to in writing by the other party, which consent shall not be unreasonably withheld or delayed, each of them will carry on its business, and will cause each of its subsidiaries to carry on its business, in the ordinary course and in substantially the same manner as it is currently being conducted. In addition, Associated, the VME Securityholders and VME shall each take all such action as may be necessary or appropriate in order to effectuate the Exchange as promptly as possible, subject to all of the terms and conditions hereof. If, at any time after the Closing Date, any further action is necessary or desirable to carry out the purposes of this Agreement, the officers and directors of Associated and VME are fully authorized in the name of such corporation or otherwise to take, and shall take, all such action.

          SECTION 7.2 Negative Covenants of VME and Associated. Except as expressly contemplated by this Agreement or otherwise consented to in writing by Associated or VME (which consent shall not be unreasonably withheld or delayed), from the date of this Agreement until the Closing Date, neither Associated nor VME will, and neither Associated nor VME will permit any of its subsidiaries to, do any of the following:

               (a) enter into any contract or commitment, incur any material indebtedness or take any other action that is not in the ordinary course of business or that, at the time the party enters into such contract or commitment, incurs such indebtedness or takes such action, may reasonably be expected to have a material adverse impact on the transaction contemplated hereby, provided, that each may incur liabilities and obligations under contracts and agreements entered into prior to the date of this Agreement and disclosed to the other party;

               (b) (i) increase the compensation payable to or to become payable to any director or officer (by making a bonus payment or otherwise) , (ii) grant any severance or termination pay (other than pursuant to its normal severance policy as in effect on the date of this Agreement and disclosed in writing to the other parties hereto) to, or enter into any employment or severance agreement with, any director, officer or employee (other than employment agreements entered into with the consent of the other parties hereto, which consent shall not be unreasonably withheld); or (iii) establish, adopt, enter, into or amend any employee benefit plan or arrangement except as may be required by applicable Law;

               (c) declare or pay any dividend on, or make any other distribution in respect of, outstanding shares of its capital stock;

               (d) (i) redeem, purchase or otherwise acquire any shares of its capital stock or equity interest or any securities or obligations convertible into or exchangeable for any shares of its capital stock or equity interest, or any options, warrants or conversion or other rights to acquire any shares of its capital stock or any such securities or obligations (except in connection with the conversion of the First Sydney Bridge Loan (as defined in Section 9.1(f) hereof), the issuance by Associated of options to purchase up to 108,000 shares of Associated Common Stock or as a result of Associated's reincorporation in the State of Delaware, (collectively, the "Permitted Transactions") all of which are expressly permitted); (ii) effect any reorganization or recapitalization; or (iii) split, combine or reclassify any of its or its respective subsidiaries, capital stock or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for, shares of its capital stock;

               (e) (i) issue, deliver, award, grant or sell, or authorize or propose the issuance, delivery, award, grant or sale (including the grant of any security interests, liens, claims, pledges, limitations in voting rights, charges or other encumbrances) of, any shares of any class of its capital stock or other securities (including shares held in treasury), any securities convertible into or exercisable or exchangeable for any such shares, or any rights, warrants or options to acquire, any such shares other than issuances of shares of VME Common Stock or Associated Common Stock, as the case may be, pursuant to option or warrant exercises and in connection with any of the Permitted Transactions; or (ii) amend or otherwise modify the terms of any such rights, warrants or options the effect of which shall be to make such terms more favorable to the holders thereof;

               (f) acquire or agree to acquire, by merging or consolidating with, by purchasing an equity interest in or a portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire or agree to acquire any assets of any other person (other than the purchase of assets from suppliers or vendors in the ordinary course of business and consistent with past practice);

               (g) sell, lease, exchange, mortgage, pledge, transfer or otherwise dispose of, or agree to sell, lease, exchange, mortgage, pledge, transfer or otherwise dispose of, any of its assets other than in the ordinary course of business;

               (h)  propose or adopt any amendments to its
Certificate of Incorporation or its By-Laws, or the equivalent organizational documents;

               (i) change any of its methods of accounting in effect, or make or rescind any express or deemed election relating to taxes, settle or compromise any claim, action, suit, litigation, proceeding, arbitration, investigation, audit or controversy relating to taxes (except where the amount of such settlements or controversies, individually or in the aggregate, does not exceed $50,000), or change any of its methods of reporting income or deductions for federal income tax purposes from those employed in the preparation of the federal income tax returns for the taxable year ending December 31, 1996, except as may be required by Law or generally accepted accounting principles;

               (j) incur any material obligation for borrowed money or purchase money indebtedness, whether or not evidenced by a note, bond, debenture or similar instrument, except in the ordinary course of business consistent with past practice, provided, that VME shall be permitted to incur indebtedness by receiving loans from Silicon Valley Bank under a loan agreement dated March 6, 1996 between VME and Silicon Valley Bank, provided, that such loans be secured by accounts receivable and be applied toward financing operating expenses;

               (k) agree, whether in writing or otherwise, to take any action described in clauses (a) through (j) above; provided, however, that notwithstanding anything to the contrary set forth in this Section 7.2, the parties expressly agree that Associated shall be permitted to effect any Permitted Transaction and that VME shall be permitted to take the actions described in Section 7.2(j).

          SECTION 7.3 Access and Information. Between the date of this Agreement and the Closing Date or earlier termination of this Agreement, each of Associated and VME shall, and shall cause each of its subsidiaries to, (a) afford the other party and its officers, directors, accountants, legal counsel, and other authorized representatives (collectively, the "Representatives") access upon reasonable prior notice and during regular business hours to its officers, employees, agents, properties, offices and other facilities and to the books and records thereof and (b) furnish promptly to the other party and its Representatives such information concerning the business, properties, contracts, records and personnel of it and its subsidiaries (including, without limitation, financial, operating and other data and information) as may be requested, from time to time, by the other party. All of such data and information shall be subject to the terms and conditions of the Mutual Agreement of Confidentiality signed by each of VME and Associated for the benefit of the other dated May 15, 1997 (the "Confidentiality Agreement").

          SECTION 7.4 Confidentiality. The parties will comply with all of their respective obligations under the Confidentiality Agreement.

          SECTION 7.5 No Solicitation of Business Transactions by VME. (a) For the period from the date of execution of this Agreement until the earlier to occur of (i) the Closing, (ii) the termination of this Agreement pursuant to Article 10 (except
Section 10.1(e)) hereof, or (iii) January 15, 1998 (the "No-Shop Period"), neither VME nor its Affiliates will, directly or indirectly:

                    (i)       solicit, initiate, participate in
discussions or negotiations, or provide any material non-public information to any person, entity or group concerning, any tender offer, exchange offer, merger, business combination, sale of substantial assets, sale of shares of capital stock or similar transaction involving VME (an "Acquisition Proposal"); or

                    (ii)      effect, or enter into any agreement
to effect, any such Acquisition Proposal.

               (b) Nothing contained in Section 7.5(a) shall prevent the Board of Directors of VME from considering, negotiating, approving and recommending to the stockholders of VME a bona fide Acquisition Proposal not solicited in violation of this Agreement, provided the Board of Directors determines in good faith that it is required to do so in order to discharge properly its fiduciary duties. Notwithstanding the foregoing, nothing contained herein shall affect the obligations of each VME Securityholder, in its capacity as a stockholder of VME, to act in good faith to consummate the transactions contemplated hereby.

               (c)  VME agrees to promptly communicate to
Associated the receipt of any Acquisition Proposal or request for material non-public information which it may receive in respect of any such Acquisition Proposal.

               (d) If the Board of Directors of the VME receives a request for material non-public information by a person who makes, or indicates that it is considering making a bona fide Acquisition Proposal, and the Board of Directors determines in good faith and upon the advice of independent counsel that it is required to cause VME to act as provided in this Section 7.5(d) in order to discharge properly the directors' fiduciary duties, then, provided the person making the Acquisition Proposal has executed a confidentiality agreement substantially similar to the one then in effect between VME and Associated, VME may provide such person with access to information regarding VME.

               (e) If VME publicly announces its intention to or enters into an agreement in order to effect an Acquisition Proposal on or prior to the end of the No-Shop Period (the "Transaction Event"), VME shall pay to Associated, in consideration of the time, effort and resources expended in connection herewith, $250,000 plus any fees and expenses incurred in connection with collecting such amount (the "Transaction Fee"). The Transaction Fee shall be payable no later then ten business days after the Transaction Event and shall be made by wire transfer of immediately available funds to an account designated by Associated.

          SECTION 7.6 Stockholder Representative. The VME Securityholders shall have appointed Robert P. Forlenza and Leslie
A. Ferlazzo as stockholder representatives (the "Stockholder Representatives") solely to perform the functions and obligations, and to exercise all rights, (i) of the Stockholder Representatives pursuant to Section 8.7 hereof, (ii) of the Indemnifying Stockholders' Agent (as hereinafter defined) set forth in Article 11 hereof and (iii) of the Stockholders' Agent (as defined in the Escrow Agreement) under the Escrow Agreement. Such authority shall be valid (x) as to (i), until the full amount of the future funding contemplated under Section 8.7 hereof shall have been received by VME and (y) as to (ii) and (iii), until the date on which no Escrow Shares (as defined in the Escrow Agreement) are held by the Escrow Agent (as defined in the Escrow Agreement). The Stockholder Representatives shall not be liable to any VME Securityholder with respect to any action taken or omitted to be taken by either of the Stockholder Representatives, except in the case of gross negligence, bad faith or willful misconduct.


                              ARTICLE 8

                        ADDITIONAL AGREEMENTS

          SECTION 8.1    Registration Rights.  Associated shall
comply with the terms and conditions set forth in the Declaration of Registration Rights (the "Registration Rights Declaration") attached hereto as Exhibit C.

          SECTION 8.2    Appropriate Action; Consents; Filings.
(a) VME and Associated shall each use all reasonable efforts to
(1) take, or cause to be taken, all appropriate action, and do, or cause to be done, all things necessary, proper or advisable under applicable Law or otherwise to consummate, satisfy the conditions to, and make effective the transactions contemplated by this

Agreement and by the Merger Agreement, (2) obtain from any Governmental Entities or other persons any consents, licenses, permits, waivers, approvals, authorizations or orders required to be obtained or made by either company or any of the subsidiaries of either in connection with the authorization, execution and delivery of this Agreement and the Merger Agreement and the consummation of the transactions contemplated hereby and thereby, (3) and make all necessary filings, and thereafter make any other required submissions, with respect to this Agreement and the Exchange and with respect to the Merger Agreement and the Merger required under
(A) the Securities Act and the Exchange Act and the rules and regulations thereunder, and any other applicable federal or state securities laws, and (B) any other applicable Law. VME and Associated shall furnish all information required for any application or other filing to be made pursuant to the rules and regulations of any applicable Law in connection with the transactions contemplated by this Agreement and by the Merger Agreement.

               (b) Each of VME and Associated agrees to use its best efforts to contest and resist any action, including administrative or judicial actions, and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order (whether temporary, preliminary or permanent) (an "Order") that is in effect and that restricts, prevents or prohibits the consummation of the Exchange or any other transactions contemplated by this Agreement or of the Merger and any other transactions contemplated by the Merger Agreement, by pursuing all reasonable available avenues of administrative and judicial appeal; provided, however, that in no event shall either VME or Associated take, or be required to take, any action that might reasonably be expected to have a VME Material Adverse Effect or an Associated Material Adverse Effect.

               (c) Each of VME and Associated shall give (or shall cause their respective subsidiaries to give) any notices to third parties, and use, and cause their respective subsidiaries to use, its best efforts to obtain any third party consents (i) necessary to consummate the transactions contemplated in this Agreement and the Merger Agreement, (ii) disclosed or required to be disclosed in the VME Disclosure Schedule or the Associated Disclosure Schedule, as the case may be, (iii) otherwise required under any contracts, licenses, leases or other agreements in connection with the consummation of the transactions contemplated herein or therein or
(iv) required to prevent a VME Material Adverse Effect from occurring prior to or after the Closing Date or an Associated Material Adverse Effect from occurring prior to or after the Closing Date.

          SECTION 8.3    Affiliates.  VME will advise its
affiliates (as such term is defined in Rule 405 under the Securities Act) of the resale restrictions imposed by federal securities laws, on the shares of Associated Common Stock received by them pursuant to the Exchange, and will use its best efforts to obtain from each such affiliate a letter stating that such affiliate is aware of such restrictions.

          SECTION 8.4 Public Announcements. Except as otherwise required by law, any press release or other public disclosure of information regarding the Acquisition (including the existence if this Agreement and the terms hereof), will be developed by Associated, subject to the approval of VME, which shall not be unreasonably withheld or delayed. No party hereto shall issue any press release or make any public announcement relating to the subject matter of this Agreement prior to the Closing without the prior written approval of the other party, provided, however, that any party hereto may make any public disclosure it believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly-traded securities (in which case the disclosing party will use its best efforts to advise the other party prior to making the disclosure). In addition, VME understands and acknowledges that Associated is a public company and due to the sensitive nature of the transactions contemplated hereby, until provided with further notice, VME will not trade for its own account, and will restrict its employees and Affiliates (as hereinafter defined) from trading, in any Associated Common Stock.

          SECTION 8.5 Bonuses. VME shall be permitted to pay bonuses and retroactive salaries aggregating $240,000 to certain employees of VME as consideration for past services in creating value in VME. Any additional bonuses payable or granted after the date hereof shall be paid by the stockholders of VME as of the Closing Date.

          SECTION 8.6 Board Representation. The principal stockholders of each of Associated and VME named on Schedule II and
Schedule I to the Voting Agreement (as hereinafter defined) (respectively, the "Associated Principal Stockholders" and the "VME Principal Stockholders") will enter into a voting agreement, in the form of Exhibit D hereto (the "Voting Agreement").

          SECTION 8.7    Future Funding.   Associated agrees to
advance to VME $350,000 at the Closing and $200,000 on or before January 15, 1998, all of which funding shall be obtained upon terms and conditions satisfactory to Associated. Associated further agrees to advance to VME an additional $1,500,000 (the "1.5m
Funding") as follows:   $500,000 on or before February 16, 1998,
$200,000 on or before March 15, 1998, $500,000 on or before April 15, 1998 and $300,000 on or before May 15, 1998. Associated will use its best efforts to obtain the 1.5m Funding through research and development funding or, subject to the last sentence of this
Section 8.7, otherwise upon terms and conditions reasonably satisfactory to Associated. First Sydney Investments Pty Limited ("First Sydney") agrees that it will provide the 1.5m Funding if other sources of funding are not identified in a reasonable period of time. If First Sydney or any other third party provides the 1.5m Funding or any portion thereof, the consideration for each advance provided by First Sydney or any other third party shall be payable in shares of Associated Common Stock equal to such advance valued for this purpose at a per share price of not less than $2.50, unless otherwise consented to in writing by the Stockholder Representatives.

          SECTION 8.8    Indemnification and Insurance.

               (a) The VME Certificate of Incorporation and By-Laws provisions with respect to indemnification set forth in such Certificate of Incorporation and By-Laws of VME, shall not be amended, repealed or otherwise modified for a period of five years from the Closing Date in any manner that would adversely affect the rights thereunder of individuals who at or before the Closing Date were directors, officers, employees or agents of VME, unless such modification is required by law.

               (b) Associated and VME shall, to the fullest extent permitted under applicable law or under VME's Certificate of Incorporation or By-Laws, indemnify and hold harmless, each present and former director, officer or employee of each of Associated and VME or any of its subsidiaries (collectively, the "Indemnified Parties") against any costs or expenses (including attorneys'
fees), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, (i) arising out of or pertaining to the transactions contemplated by this Agreement or (ii) otherwise with respect to any acts or omissions occurring at or prior to the Closing Date to the same extent as provided in VME's Certificate of Incorporation or By-Laws or any applicable contract or agreement as in effect on the date hereof, in each case for a period of five years after the date hereof. In the event of any such claim, action, suit, proceeding or investigation (whether arising before or after the Closing Date), (A) any counsel retained by the Indemnified Parties for any period after the Closing Date shall be reasonably satisfactory to Associated and VME, (B) after the Closing Date, Associated or VME shall pay the reasonable fees of such counsel, promptly after statements therefor are received and (C) Associated and VME will cooperate in the defense of any such matter, provided, however, that neither Associated nor VME shall be liable for any settlement effected without its written consent (which consent shall not be unreasonably withheld); and provided, further, that, in the event that any claim or claims of indemnification are asserted or made within such five year period, all rights to indemnification in respect of any such claim or claims shall continue until the disposition of any and all such claims. The Indemnified Parties as a group may retain only one law firm to represent them with respect to any single action unless there is, under applicable standards of professional conduct, a conflict on any significant issue between the positions of any two or more Indemnified Parties.

               (c) For a period of three years after the Closing Date, Associated shall maintain or cause VME to maintain in effect, directors' and officer's liability insurance covering those persons who are currently covered by VME's directors' and officers' liability insurance policy (a copy of which has been made available to Associated) on terms comparable to those now applicable to directors and officers of VME.

               (d)  As long as any nominee of either of the
Associated Principal Stockholders or the VME Principal Stockholders shall serve on the Board of Directors of Associated in accordance with the terms of the Voting Agreement, Associated shall, (i) to the fullest extent permitted under applicable law or under its Certificate of Incorporation or By-Laws, or the equivalent organizational documents, indemnify and hold harmless all directors against any costs or expenses (including attorneys' fees) judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, to the full extent permitted under Associated's Certificate of Incorporation or By-Laws, or the equivalent organizational documents, or any applicable contract or agreement, and (ii) maintain in effect a directors' and officers' liability insurance policy for all directors and containing terms reasonably satisfactory to the directors. In the event of a claim, action, suit, proceeding or investigation, (A) any counsel retained by the directors shall be reasonably satisfactory to Associated,
(B) Associated shall pay the reasonable fees and expenses of such counsel, promptly after statements therefor are received, and (C) Associated will cooperate in the defense of any such matter; provided, however, that Associated shall not be liable for any settlement effected without its written consent (which consent shall not be unreasonably withheld).

               (e) This Section 8.8 shall survive the consummation of the Exchange on the Closing Date, is intended to benefit VME and the Indemnified Parties, shall be binding on all successors and assigns of Associated and VME and shall be enforceable by the Indemnified Parties, their heirs and their representatives.

          SECTION 8.9    Nasdaq Rules.  Associated shall comply
with any applicable rules and regulations of the Nasdaq Stock
Market, Inc. applicable to it in connection with the Exchange.

          SECTION 8.10 Associated Options. Associated shall reserve for issuance to certain employees of VME 600,000 shares of Associated Common Stock pursuant to a newly adopted employee option plan (the "Associated Option Plan") to be issued to such VME employees as incentive stock options, to the extent possible. On the Closing Date, Associated shall, against the delivery by Naples of a writing evidencing the cancellation of any options he had prior to the Closing Date to purchase shares of VME capital stock, grant new five-year options to Bradley Naples under the Associated Option Plan to purchase 200,000 shares of Associated Common Stock at $1.75 per share which options shall vest as follows: 100,000 immediately and the remaining 100,000 to vest in increments of 4,000 on the first day of each of the twenty-five calendar months commencing on January 1, 1998. It is agreed that the remainder of the 600,000 shares to be reserved for issuance in accordance with this Section 8.10 which are not subject to options granted to Naples as contemplated hereby shall be subject to options to be granted by the Board of Directors of Associated upon recommendation of the Board of Directors of VME, upon the consummation of the Merger, to employees of VME in such amounts, for such period of time and with vesting schedules as shall reasonably be determined by the Board of Directors of Associated upon recommendation of the Board of Directors of VME.

          SECTION 8.11 Associated Tax Returns. Associated agrees to take all necessary actions to enable it to make the following representations as of the closing of the Merger under the Merger
Agreement:

          Associated has timely filed all returns and reports required to be filed by it with any taxing authority with respect to Taxes for any period ending on or before the closing of the Merger, taking into account any extension of time to file granted to or obtained on behalf of Associated and the Subsidiaries.

          SECTION 8.12 SEC Compliance. Associated agrees to use its best efforts to take all necessary actions to enable it to make the following representation as of the closing of the Merger under the Merger Agreement:

          Associated has filed all required forms, reports, statements and documents with the Securities and Exchange Commission (the "SEC") required to be filed pursuant to the Exchange Act. Associated heretofore has delivered or made available to counsel for VME true and complete copies of (a) its Annual Reports on Form 10-K for the four fiscal years ended December 31, 1996, (b) its Quarterly Reports on Form 10-Q for the fiscal quarters ended June 30, 1993 and September 30, 1993 and each of the three fiscal quarters ending in each of 1994, 1995, 1996 and 1997, (c) all proxy statements (if any) relating to Associated's meetings of stockholders held since January 1, 1993, (d) all other forms, reports, statements and documents filed or required to be filed by it with the SEC since January 1, 1996 and (e) all amendments and supplements to all such reports and statements, in all such cases as filed by Associated with the SEC. The Associated Annual Report on Form 10-K for the fiscal year ended December 31, 1996, as amended and its Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, June 30 and September 30, 1997, as amended are hereinafter referred to as the "Associated Reports".
As of their respective dates, the Associated Reports, as so amended, complied in all material respects with all applicable requirements of the Securities Act and Exchange Act and the rules and regulations promulgated thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          SECTION 8.13   Stockholder Approval of Merger.
Associated covenants and agrees to use its reasonable best efforts to, as promptly as practicable, cause VME to (i) take all action necessary in accordance with Delaware Law, and its Certificate of Incorporation and By-Laws, to convene a meeting of its stockholders, or act by written consent, to act on the Merger; (ii) unless otherwise required under the applicable fiduciary duties of the directors of VME, as determined by such directors in good faith, use all reasonable efforts to solicit from its stockholders proxies in favor of adoption of the Merger Agreement and approval of the transactions contemplated thereby, and shall take all other lawful action reasonably necessary or advisable to secure the vote or consent of stockholders to obtain such approvals.

          SECTION 8.14 Preparation of Proxy Materials and Issuer Disclosure Statement. Associated agrees that as promptly as reasonably practicable after the execution of the Merger Agreement, Associated shall and Associated shall cause VME to prepare the proxy materials to be sent to the stockholders of VME in connection with either (i) the action by written consent or (ii) the meeting of the stockholders of VME to consider the Merger (such proxy materials including any supplements thereto are referred to herein as the "Proxy Materials"), and Associated shall prepare the disclosure statement required under Rule 506 of Regulation D of the Securities Act in connection with the offer and sale by Associated of the Merger Shares to the stockholders of VME as contemplated by the Merger Agreement to be included as part of the Proxy Materials (the "Issuer Disclosure Statement") and all such materials will not, on the dates the Issuer Disclosure Statement and Proxy Materials (or any amendment thereof or supplement thereto) are first mailed to the stockholders of VME and at the time of the meeting of stockholders of VME, if applicable, contain any statement which, at such time in light of the circumstances in which it was made, is false or misleading with respect to any material fact, or shall omit to state any material fact necessary in order to make the statements made therein at such time, in light of the circumstances in which they were made, not false or misleading, or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the meeting of stockholders of VME which has become false or misleading.


                              ARTICLE 9

                         CLOSING CONDITIONS

          SECTION 9.1 Conditions to Obligations of Each Party Under This Agreement. The respective obligations of each party to effect the Exchange and the other transactions contemplated herein shall be subject to the satisfaction at or prior to the Closing Date of the following conditions, any or all of which may be waived, in whole or in part, to the extent permitted by applicable
Law:

               (a) No Order. No Governmental Entity or federal or state court of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which is in effect and which has the effect of making the Exchange illegal or otherwise prohibiting consummation of the Exchange.

               (b) Non-Compete Agreements. The stockholders of VME listed on Schedule I to the Non-Compete Agreement (as hereinafter defined) shall enter into agreements not to compete with VME or its successor(s) in the interactive music business for a period of three years, such agreements to be in the form attached hereto as Exhibit E (each, a "Non-Compete Agreement"). The Non-Compete Agreements (a) will not prohibit such stockholders from holding (i) investments of 10% or less in a non-public portfolio company and (ii) any investments in the equity securities of a public company, in each case so long as such stockholder is not represented on the board of directors of such company and (b) will provide that the exclusive jurisdiction for matters relating to the Non-Compete Agreements shall be in the courts of Massachusetts, with Massachusetts law to govern the interpretation and enforcement of the Non-Compete Agreements.

               (c) Employment Agreements. Each of Bradley Naples and Deryck Graham will enter into an employment agreement, in a form mutually agreeable to the parties hereto, (each, an "Employment Agreement") with Associated. The Employment Agreements will contain, inter alia, non-competition restrictions and incentives for each of Mr. Naples and Mr. Graham reasonably satisfactory to Associated and VME.

               (d)  Voting Agreement.  The Associated Principal
Stockholders and the VME Principal Stockholders shall have entered into the Voting Agreement.

               (e) Escrow Agreement. The parties thereto shall have entered into the Escrow Agreement.

               (f) Associated Share Issuance. The loans by First Sydney to Associated of $550,000 principal amount, evidenced by promissory notes dated September 19, 1997 and December 4, 1997 in the name of Associated in favor of First Sydney and bearing interest at the rate of 10% per annum (the "First Sydney Bridge Loan") will convert into shares of Associated Common Stock at a conversion rate of one share of Associated Common Stock for every $2.50 of principal amount of the First Sydney Bridge Loan and such shares, upon issuance at the Closing to First Sydney (or its nominee), will be fully paid, validly issued and nonassessable shares of Associated Common Stock.

               (g)  Merger Agreement.   The parties thereto shall
have entered into the Merger Agreement.

          SECTION 9.2 Additional Conditions to Obligations of Associated. The obligations of Associated to effect the Exchange and the other transactions contemplated herein are also subject to the satisfaction, on or prior to the Closing Date, of each of the following conditions (any of which may be waived by Associated in its sole discretion):

               (a)  Representations and Warranties.  The
representations and warranties of VME and the VME Securityholders contained in this Agreement shall be true and correct in all material respects as of the Closing Date as though made on and as of the Closing Date, except as expressly permitted or contemplated by this Agreement, and the aggregate effect of all differences in the representations and warranties of VME between those as of the date of this Agreement and those as of the Closing Date does not and will not have a VME Material Adverse Effect. Associated shall have received a certificate of the President of VME to such effect.

               (b) Agreements and Covenants. VME shall have performed or complied with all agreements and covenants required by this Agreement to be performed or complied with by it in all material respects prior to the Closing Date. Associated shall have received a certificate of the President of VME to such effect.

               (c) Consents and Approvals. All material consents, approvals and authorizations legally required to be obtained to consummate the Exchange shall have been obtained from all required Governmental Entities and any other third party.

               (d) Opinion of VME's Counsel. Associated shall have received an opinion of Foley, Hoag & Eliot LLP, counsel to VME, in form and substance reasonably satisfactory to Associated, substantially in the form set forth as Schedule 9.2(d) hereto.

               (e) No VME Material Adverse Effect. Since the date of this Agreement, there shall have been no VME Material Adverse
Effect. Associated shall have received a certificate of the President of VME to such effect.

               (f) Certificates. Associated shall have received such certificates from officers and representatives of VME as it shall have reasonably requested.

               (g) Affiliates' Letters. VME shall have obtained from each person who is an "affiliate" (as such term is defined in Rule 144 of the Securities Act) of VME an executed letter agreement to the effect that such person will not sell or otherwise transfer any shares of Associated Common Stock received pursuant to the Exchange except pursuant to an effective registration statement or in compliance with Rule 144 or other exemption from the registration requirements of the Securities Act.

               (h)  Percentage Ownership of VME.  Upon the
consummation of the Exchange at the Closing, Associated shall own at least 51% of the outstanding capital stock of VME on a fully-diluted basis, taking into account the entire exercise of any outstanding warrants or options or any other rights to purchase additional shares of capital stock of VME. Associated shall receive a certificate of the President of VME to such effect and which states the actual such percentage of the outstanding capital stock of VME so obtained by Associated. Such certificate shall have appended to it a true and correct list setting forth the name and address of each VME Securityholder, the number of VME Tendered Securities held by each such VME Securityholder and the number of Closing Shares to be received by each such VME Securityholder at the Closing.

          SECTION 9.3 Additional Conditions to Obligations of VME and the VME Securityholders. The obligations of VME and the VME Securityholders to effect the Exchange and the other transactions contemplated in this Agreement are also subject to the satisfaction, on or prior to the Closing Date, of each of the following conditions (any of which may be waived by VME and the VME Securityholders in their sole discretion):

               (a)  Representations and Warranties.  The
representations and warranties of Associated contained in this Agreement shall be true and correct in all material respects as though made at and as of the Closing Date, except as expressly permitted or contemplated by the terms of this Agreement, and the aggregate effect of all differences in the representations and warranties of Associated between those as of the date of this Agreement and those as of the Closing Date does not and will not have an Associated Material Adverse Effect. The VME Securityholders and VME shall have received a certificate of the President of Associated to such effect.

               (b) Agreements and Covenants. Associated shall have performed or complied with all agreements and covenants required by this Agreement to be performed or complied with by it in all material respects prior to the Closing Date. The VME Securityholders and VME shall have received a certificate of the President of Associated to such effect.

               (c) Consents and Approvals. All material consents, approvals and authorizations legally required to be obtained to consummate the Exchange shall have been obtained from all required Governmental Entities and any other third party.

               (d) Opinion of Counsel to Associated. VME and the VME Securityholders shall have received an opinion of Werbel & Carnelutti, A Professional Corporation, counsel to Associated, in form and substance reasonably satisfactory to VME, substantially in the form set forth as Schedule 9.3(d) hereto.

               (e) No Associated Material Adverse Effect. Since the date of this Agreement, there shall have been no Associated Material Adverse Effect. VME and the VME Securityholders shall have received a Certificate of the President of Associated to such effect.

               (f) Certificates. VME and the VME Securityholders shall have received such certificates from officers and representatives of Associated as it shall have reasonably requested.

               (g) Associated Options. Associated shall have granted options to certain employees of VME under the Associated
Option Plan in accordance with Section 8.10 hereof.

               (h) Declaration of Registration Rights. Associated shall have executed and delivered the Registration Rights
Declaration.

               (i) Funding. The funds contemplated by Section 8.7 shall have been advanced at the Closing.


                              ARTICLE 10

                  TERMINATION, AMENDMENT AND WAIVER

          SECTION 10.1   Termination.  This Agreement may be
terminated at any time prior to the Closing Date:

               (a) by mutual written consent of Associated, VME and the VME Securityholders;

               (b) by Associated, upon a material breach by VME or any VME Securityholder of any material covenant or agreement set forth in this Agreement or a Joinder Agreement or if any material representation or warranty of VME or any VME Securityholder in this Agreement or a Joinder Agreement shall have become materially untrue, in either case (i) if such breach or inaccuracy is not cured within twenty (20) days of receipt of written notice thereof from Associated and (ii) if as a result thereof the conditions set forth in Section 9.2(a) or Section 9.2(b) hereof would not be satisfied;

               (c) by VME or the VME Securityholders, upon a material breach by Associated of any material covenant or agreement set forth in this Agreement or if any material representation or warranty of Associated in this Agreement shall have become materially untrue, in either case (i) if such breach or inaccuracy is not cured within twenty (20) days of receipt or written notice thereof from VME or a VME Securityholder and (ii) if as a result thereof the conditions set forth in Section 9.3(a) or Section 9.3(b) hereof would not be satisfied;

               (d)  by either Associated or VME or the VME
Securityholders, if there shall be any Order which is final and nonappealable preventing the consummation of the Exchange, except if the party relying on such Order has not complied with its obligations under Section 8.2(b) hereof;

               (e)  by either Associated or VME or the VME
Securityholders, if the Exchange shall not have been consummated before December 31, 1997, provided, however that such date may be extended by Associated and VME and the VME Securityholders; and

               (f) by Associated or VME or the VME Securityholders at any time prior to the Closing Date if (i) in the case of termination by Associated, any of the conditions specified in
Section 9.2 shall not have been met in all material respects or waived prior to such time as such condition can no longer be satisfied or (ii) in the case of termination by VME or the VME Securityholders, any of the conditions specified in Section 9.3 shall not have been met in all material respects or waived prior to such time as such condition can no longer be satisfied.

          The right of any party hereto to terminate this Agreement pursuant to this Section 10.1 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any party hereto, any person controlling any such party or any of their respective officers or directors, whether prior to or after the execution of this Agreement.

          SECTION 10.2 Effect of Termination. In the event of the termination of this Agreement pursuant to Section 10.1 hereof, this Agreement shall forthwith become void, there shall be no liability on the part of Associated or VME or any of their respective officers or directors or the VME Securityholders to the other and all rights and obligations of any party hereto shall cease. Notwithstanding the foregoing, (i) nothing herein shall relieve any party of liability for any material inaccuracy of any material representation or warranty or failure to perform or comply with any material obligation under this Agreement prior to the termination hereof and (ii) the obligations under Sections 7.5 and
10.5 and Articles 11 and 12 of this Agreement and the obligations under the Confidentiality Agreement shall survive any termination hereof.

          SECTION 10.3 Amendment. To the extent permitted by applicable law, this Agreement may be amended by the parties hereto by action taken by or on behalf of them or, if applicable, their respective Boards of Directors at any time prior to the Closing Date. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

          SECTION 10.4 Waiver. At any time prior to the Closing Date, any party hereto may (i) extend the time for the performance of any of the obligations or other acts of any other party hereto,
(ii) waive any inaccuracies in the representations and warranties of any other party contained herein or in any document delivered pursuant hereto and (iii) waive compliance by any other party with any of the agreements or conditions contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party or parties to be bound thereby.

          SECTION 10.5 Fees, Expenses and Other Payments. (a) Except as provided in Sections 7.5(e), 10.5(c) or 10.5(e) hereof, all Expenses (as defined in paragraph (b) of this Section 10.5) incurred by the parties hereto shall be borne solely and entirely by Associated and Associated shall pay the reasonable fees of VME's legal counsel at Closing. As promptly as possible, Associated and VME shall advise the other of the estimated amount of its Expenses.

               (b) "Expenses" as used in this Agreement shall include all reasonable out-of-pocket expenses (including, without limitation, all fees and expenses of counsel and accountants to a party hereto and its affiliates) incurred by a party or on its behalf in connection with or related to the authorization, preparation, negotiation, execution and performance of this Agreement, any effort to consummate any of the transactions contemplated hereby, and all other matters related to the closing of the transactions contemplated herein.

               (c) If this Agreement shall be terminated by VME or the VME Securityholders pursuant to Section 10.1(c) hereof or by Associated pursuant to Section 10.1(b) hereof (in each case, the "Non-Breaching Party"), then the other party shall pay to the Non-Breaching Party, in consideration of the time, effort and resources expended in connection herewith, all of the Expenses of the Non-Breaching Party, together with all fees and expenses incurred by the Non-Breaching Party in collecting such amounts (including, without limitation, reasonable fees and disbursements of counsel and court costs). Any such payment shall be in addition to any other rights the Non-Breaching Party shall have.

               (d)  Any payment required to be made pursuant to
Section 10.5(c) shall be made to the Non-Breaching Party entitled to receive such payment not later than ten (10) days after delivery to the other party of a notice of demand for payment and an itemization setting forth in reasonable detail all Expenses of the Non-Breaching Party and shall be made by wire transfer of immediately available funds to an account designated by the Non-Breaching Party in the notice of demand for payment delivered pursuant to this Section 10.5(d).

               (e)  In the event that the Exchange is not
consummated (except due to a termination of this Agreement by VME or the VME Securityholders pursuant to Section 10.1(c)), then VME shall bear the costs of its own Expenses including, without limitation, the costs of its legal counsel.

                              ARTICLE 11

             SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION

          SECTION 11.1   Survival of Representations.  Subject to
Section 10.2 hereof, all representations, warranties, covenants and agreements made by any party in this Agreement or any certificate or other writing delivered by any party pursuant hereto or in connection herewith (a) shall survive the Closing and any investigation at any time made by or on behalf of any party and (b) shall terminate upon the first anniversary of the Closing Date (the "Indemnification Expiration Date") (except that Associated Claims and Stockholder Claims (each as hereinafter defined) pending on the first anniversary of the Closing Date shall continue until resolved pursuant to this Article 11).

          SECTION 11.2 Agreement to Indemnify. Subject to the terms and conditions of this Article 11, each VME Securityholder (the "Indemnifying Stockholders") jointly, and not severally, agrees to indemnify and hold harmless Associated, and Associated agrees to indemnify and hold harmless the Indemnifying Stockholders, from and against any loss, liability, damage, cost or expense (including court costs and reasonable attorneys' fees and disbursements) suffered, incurred or paid by Associated, or by the Indemnifying Stockholders, respectively, which would not have been suffered, incurred or paid if all the representations and warranties of VME, or of Associated, respectively, contained in this Agreement or any certificate or other writing delivered by such party pursuant hereto or in connection herewith had been true, complete and correct in all material respects (in the case of claims by Associated, "Associated Claims"; in the case of claims by the Indemnifying Stockholders, "Stockholder Claims"). The party seeking indemnification is hereinafter sometimes referred to as the "Indemnified Party", and the party from whom indemnification is sought is hereinafter sometimes referred to as the "Indemnifying Party".

          SECTION 11.3   Limitation of Liability.

               (a) Limitation of Claims. The obligations and liabilities of the Indemnifying Stockholders hereunder with respect to indemnification for Associated Claims, and of Associated hereunder with respect to indemnification for Stockholder Claims, shall be subject to the following limitations:

                    (i) The Indemnifying Stockholders shall be obligated to indemnify Associated only with respect to those Associated Claims as to which Associated has given, jointly to Mr. Robert Forlenza and Mr. Leslie Ferlazzo (the "Indemnifying Stockholders' Agent"), written notice thereof on or prior to the Indemnification Expiration Date, and Associated shall be obligated to indemnify the Indemnifying Stockholders only with respect to those Stockholder Claims as to which the Indemnifying Stockholders' Agent has given Associated written notice thereof on or prior to the Indemnification Expiration Date;

                    (ii) No indemnification shall be required to be made by the Indemnifying Party hereunder unless the amount of Associated Claims or Stockholder Claims, as the case may be, exceeds $75,000 in the aggregate, in which case the Indemnifying Party's indemnification obligation shall apply to the amount of such Claims in excess of $75,000;

                    (iii) In the case of Associated Claims, all claims for indemnification pursuant to Section 11.2 hereof shall be recovered by Associated solely by the return to Associated of any Escrow Shares (as defined in the Escrow Agreement) remaining in escrow under the Escrow Agreement. Without limiting the generality of the foregoing, Associated shall not have any recourse against VME or any Indemnifying Stockholder individually, or any Indemnifying Stockholder's assets or property, for Associated Claims, except for recovery against any Escrow Shares pursuant to the terms of this Agreement and the Escrow Agreement;

                    (iv)      In the case of Stockholder Claims,
all claims for indemnification pursuant to Section 11.2 hereof shall be recovered by the Indemnifying Stockholders solely by the delivery of the Associated Shares (as defined in Section 11.5) to which they are entitled pursuant to Section 11.5 hereof. Without limiting the generality of the foregoing, neither VME nor the Indemnifying Stockholders shall have any recourse against Associated or its affiliates, or Associated's assets or property or such affiliates' assets or property, for Stockholder Claims, except for the issuance to them of the Associated Shares pursuant to the terms of this Agreement.

                    (v)       For purposes of determining the
number of Escrow Shares recoverable from the escrow sufficient to satisfy an Associated Claim subject to indemnification hereunder, the value of one Escrow Share shall be equal to the greater of (A) the fair market value on the date of (x) a final non-appealable order of a court of competent jurisdiction stating that Associated is entitled to indemnification pursuant to this Article 11 and specifying the amount of such recovery or (y) mutual written agreement of Associated and the Indemnifying Stockholders that Associated is entitled to indemnification pursuant to Article 11 and specifying the amount of such recovery or (B) $2.50.

                    (vi) Associated, VME and the Indemnifying Stockholders acknowledge and agree that any distribution of Escrow Shares from escrow to satisfy an Associated Claim hereunder shall be done so as to reduce each Indemnifying Stockholder's interest in the Escrow Shares remaining in escrow, on a pro rata basis, based on each Indemnifying Stockholder's respective ownership interest in the Escrow Shares remaining in escrow.

                    (vii)     All costs and expenses (including,
without limitation, court costs and reasonable attorney's fees and disbursements) incurred by the Indemnifying Stockholders' Agent in connection with any Associated Claim pursuant to this Article 11 or by the Stockholders' Agent (as defined in the Escrow Agreement) under the Escrow Agreement shall be advanced by Associated to the Indemnifying Stockholders' Agent or the Stockholders' Agent, as the case may be; provided, however, that the aggregate amount of such advance respecting such costs and expenses shall not exceed $25,000 and provided, further, however, that such amounts advanced and the costs and expenses (including, without limitation, court costs and reasonable attorney's fees and disbursements) incurred by Associated up to a maximum of $25,000 shall be paid by the Indemnifying Stockholders to Associated in the event that Associated prevails with respect to such Associated Claim. It is agreed that upon final resolution of such claim in favor of Associated, such amount advanced shall be recovered by Associated by the return of Escrow Shares remaining in escrow under the Escrow Agreement valued at the greater of (A) market value on the date of such resolution or (B) $2.50; provided, that in the event the shares of Associated Common Stock received by the Indemnifying Stockholders in the Exchange are freely tradeable at the time of such final resolution of the claim in favor of Associated, such advanced amount shall be recovered by Associated in cash; provided, that irrespective of the market value of Associated Common Stock at the time of such recovery, the aggregate amount of such cash payment to Associated shall not exceed the aggregate market value of 10,000 shares of Associated Common Stock.

               (b) Exclusive Remedy. The indemnification provided for in this Article 11 shall be the Indemnified Party's exclusive remedy for any breach by Associated or VME, as the case may be, of a representation or warranty contained in this Agreement or any certificate or other writing delivered by Associated or VME, as the case may be, pursuant hereto or in connection herewith. Notwithstanding the foregoing, nothing contained herein shall limit a party's rights or remedies with respect to claims resulting from or arising out of fraud.

          SECTION 11.4   Process of Indemnification for Claims.

               (a)  Notice From the Indemnified Party.  The
Indemnified Party shall promptly notify the Indemnifying Party (in the case of the Indemnifying Stockholders, the Indemnifying Stockholders' Agent) of a Claim Notice from an Indemnified Party with respect to any claim of a third party, such Indemnifying Party (in the case of the Indemnifying Stockholders, the Indemnifying Stockholders' Agent) may assume the defense thereof through counsel of its own choosing and, in such event, shall agree to pay and otherwise discharge, at the Indemnifying Party's cost, subject to the limitations contained in Section 11.3 hereof, all judgments, deficiencies, damages, settlements, liabilities, losses, costs and legal and other expenses related thereto; and the Indemnified Party shall cooperate in the defense or prosecution thereof and shall furnish such records, information and testimony and attend all such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested in connection therewith. If the Indemnifying Party (in the case of the Indemnifying Stockholders, the Indemnifying Stockholders' Agent) does not assume the defense thereof, the Indemnifying Party (in the case of the Indemnifying Stockholders, the Indemnifying Stockholders' Agent) shall similarly cooperate with the Indemnified Party in such defense or prosecution. The Indemnified Party shall have the right to participate in the defense or prosecution of any lawsuit with respect to which the Indemnifying Party (in the case of the Indemnifying Stockholders, the Indemnifying Stockholders' Agent) has assumed the defense and to employ its own counsel therein, but the fees and expenses of such counsel shall be at the expense of the Indemnified Party unless (i) the Indemnifying Party (in the case of the Indemnifying Stockholders, the Indemnifying Stockholders' Agent) shall not have promptly employed counsel reasonably satisfactory to the Indemnified Party to take charge of the defense of such action or the Indemnified Party shall have reasonably concluded that there exists a significant conflict of interest with respect to the conduct of such Indemnified Party's defense by the Indemnifying Party, in either of which events such fees and expenses shall be borne by the Indemnifying Party and the Indemnifying Party (in the case of the Indemnifying Stockholders, the Indemnifying Stockholders' Agent) shall not have the right to direct the defense of any such action on behalf of the Indemnified Party. The Indemnifying Party (in the case of the Indemnifying Stockholders, the Indemnifying Stockholders' Agent) shall have the right, in its sole discretion, to settle any claim solely for monetary damages for which indemnification has been sought and is available hereunder, provided, that the Indemnifying Party (in the case of the Indemnifying Stockholders, the Indemnifying Stockholders, Agent) shall not, without the prior written consent of the Indemnified Party, agree to the settlement of any claim which constitutes the subject of a Claim Notice which settlement, in the reasonable opinion of the Indemnified Party, would have an adverse continuing effect on the business of the Indemnified Party. The Indemnified Party shall give written notice to the Indemnifying Party (in the case of the Indemnifying Stockholders, the Indemnifying Stockholders' Agent) of any proposed settlement of any suit, which settlement the Indemnifying Party (in the case of the Indemnifying Stockholders, the Indemnifying Stockholders' Agent) may, if it shall have assumed the defense of the suit, reject in its reasonable judgment within 20 days of receipt of such notice. Notwithstanding the foregoing, the Indemnified Party shall have the right to pay or settle any suit for which indemnification has been sought and is available hereunder, provided that, if the defense of such claim shall have been assumed by the Indemnifying Party (in the case of the Indemnifying Stockholders, the Indemnifying Stockholders' Agent), the Indemnified Party shall automatically be deemed to have waived any right to indemnification hereunder.

          SECTION 11.5   Undertaking by Associated to Issue
Associated Shares.

               (a) If, at any time prior to the Indemnification Expiration Date, the Indemnifying Stockholders' Agent acting in good faith believes that the Indemnifying Stockholders are entitled to indemnification by Associated pursuant to this Article 11, the Indemnifying Stockholders' Agent shall provide to Associated a Claim Notice. Upon receipt of the Claim Notice, Associated shall have 30 days to either (i) dispute such Stockholder Claim in the manner provided in Section 11.4(b) hereof or (ii) issue to each Indemnifying Stockholder, on a pro rata basis, such number of additional shares (the "Associated Shares") of Associated Common Stock valued at the greater of (A) the fair market value on such date or (B) $2.50 per share, equal to such Claim; provided, that, Associated shall not be required to issue a number of Associated Shares, either in any one case or in the aggregate, greater than the number of shares equal to 15% of the Closing Shares. As to any Stockholder Claim which is disputed, Associated shall be required to issue Associated Shares only upon (x) a final non-appealable order of a court of competent jurisdiction stating that the Indemnifying Stockholders are entitled to indemnification pursuant to this Article 11 and specifying the amount of such recovery or
(y) mutual written agreement of Associated and the Indemnifying Stockholders' Agent that the Indemnifying Stockholders are entitled to indemnification pursuant to this Article 11 and specifying the amount of such recovery. In the case of any issuance of Associated Shares pursuant to the preceding proviso, the Associated Shares shall be valued at the greater of (A) $2.50 or (B) the fair market value of such shares on the date of the court order or written agreement, as the case may be.

               (b) Notwithstanding the provisions of paragraph (a) above, as of the date which is 90 days after the Closing, the maximum number of Associated Shares that Associated may be required to issue hereunder shall be reduced to the number of shares equal to 7.5% of the Closing Shares.

               (c)  Notwithstanding the provisions of paragraphs
(a) and (b) above, as of the Indemnification Expiration Date, the maximum number of Associated Shares that Associated may be required to issue hereunder shall be reduced to zero (0) plus the number of shares, if any, then subject to a Claim Notice.


                              ARTICLE 12

                          GENERAL PROVISIONS

          SECTION 12.1 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made as of the date delivered, mailed or transmitted, and shall be effective upon receipt, if delivered personally, mailed by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by the methods specified in Section 12.1) or sent by electronic transmission to the facsimile number specified below:

               (a)  If to Associated:

                    Associated Technologies
                    c/o First Sydney Capital Limited
                    Level 5
                    151 Macquarie Street
                    Sydney NSW 2000 Australia

                    Attention: Mr. Leonard N. McDowall
                    Facsimile No.: 011-61-2-9241-5189

                    with a copy to:

                    Werbel & Carnelutti
                    711 Fifth Avenue
                    New York, New York 10022

                    Attention: Stephen M. Davis, Esq.
                    Facsimile No.: (212) 832-3353

               (b)  If to VME:

                    Virtual Music Entertainment
                    3 Riverside Drive
                    Andover, Massachusetts 01810

                    Attention: Mr. Bradley J. Naples
                    Facsimile No.: (508) 688-8824

                    with a copy to:

                    Foley, Hoag & Eliot LLP
                    One Post Office Square
                    Boston, Massachusetts 02109

                    Attention: Adam Sonnenschein, Esq.
                    Facsimile No.: (617) 832-7000

               (c)  If to the Indemnifying Stockholders' Agent:

                    Mr. Robert P. Forlenza
                    c/o Tudor Investment Corporation
                    40 Rowes Wharf  2nd Fl.
                    Boston, Massachusetts  02110
                    Facsimile No.:  (617) 737-0993

                    Mr. Leslie A. Ferlazzo
                    c/o Woodstock Corporation
                    27 School Street
                    Boston, Massachusetts  02108

                    Facsimile No.:  (617) 523-0229

                    with a copy to VME:

                    Virtual Music Entertainment
                    3 Riverside Drive
                    Andover, Massachusetts  01810

                    Attention:  Bradley J. Naples
                    Facsimile No.:  (508) 688-8824


               (d)  If to any VME Securityholder:

                    To the address set forth under such VME
                    Securityholder's name on Exhibit A to the Joinder Agreement.

          SECTION 12.2 Certain Definitions. For purposes of this Agreement, the term:

               (a) "Affiliate" means a person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the first mentioned person;

               (b) "Business Day" means any day other than a day on which banks in the State of New York are authorized or obligated to be closed;

               (c) "control" (including the terms "controlled", "controlled by" and "under common control with") means the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of stock or as trustee or executor, by contract or credit arrangement or otherwise;

               (d) "knowledge" or "known" means, with respect to any matter in question, if an executive officer of VME or Associated, as the case may be, has actual knowledge of such matter; provided, that knowledge of a matter by an executive officer of a subsidiary of VME or Associated, as the case may be, shall be deemed to be knowledge by VME or Associated respectively;

               (e) "person" means an individual, corporation, partnership, association, trust, unincorporated organization, other entity or group (as defined in Section 13 (d) of the Exchange Act) and

               (f) "Security Interest" means any mortgage, pledge, lien, encumbrance, charge, or other security interest, other than
(a) mechanic's, materialmen's, landlord's, and similar liens, (b) liens for Taxes not yet due and payable, (c) purchase money liens and liens securing rental payments under capital lease arrangements, and (d) other liens arising in the ordinary course of business and not incurred in connection with the borrowing of money.

               (g) "Tax" or "Taxes" shall mean any and all taxes, charges, fees, levies, payable to any federal, state, local or foreign taxing authority or agency, including, without limitation,
i) income, franchise, profits, gross receipts, minimum, alternative minimum, estimated, ad valorem, value added, sales, use, service, real or personal property, capital stock, license, payroll, withholding, disability, employment, social security, workers compensation, unemployment compensation, utility, severance, excise, stamp, windfall profits, transfer and gains taxes, ii) customs duties, imposts, charges, levies or other similar assessments of any kind, and iii) interest, penalties and additions to tax imposed with respect thereto.

          SECTION 12.3 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          SECTION 12.4 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such deter-mination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

          SECTION 12.5   Entire Agreement.  This Agreement
(together with the Exhibits and Schedules hereto) and the Confidentiality Agreement constitute the entire agreement of the parties and supersede all prior agreements and undertakings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof.

          SECTION 12.6 Assignment. This Agreement shall not be assigned by operation of law or otherwise.

          SECTION 12.7 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

          SECTION 12.8 Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

          SECTION 12.9 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law. The parties hereto stipulate and agree that (a) all legal actions arising from or relating to this Agreement will be brought in a court of competent jurisdiction in the United States of America,
(b) such venue is the proper and most convenient forum for such actions and (c) the court of such venue shall have personal jurisdiction over the parties hereto for the purposes of hearing matters arising from or relating to this Agreement. The parties hereto hereby waive all rights of transfer under the doctrine of forum non conveniens or any similar doctrine or statue, however denominated.

          SECTION 12.10 Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

          IN WITNESS WHEREOF, Associated and VME have caused this
Securities Exchange Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

                              ASSOCIATED TECHNOLOGIES, INC.


                              By:  ____________________________
                                   Name:
                                   Title:

                              VIRTUAL MUSIC ENTERTAINMENT, INC.


                              By:  _____________________________
                                   Name:
                                   Title:


                              Solely with respect to Section 8.7
                              hereto:

                              FIRST SYDNEY INVESTMENTS PTY LIMITED


                              By:  _____________________________
                                   Name:
                                   Title:


111112

                         Schedule 9.2(d)

          (i) VME is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has corporate power and authority to own all of its properties and assets and to carry on its business as it is now being conducted, and is duly qualified to do business and is in good standing in each jurisdiction where it owns or leases any real property.

          (ii) The authorized capital stock of VME is in all material respects as described in the Agreement, and all outstanding shares are validly issued, fully paid and nonassessable.

          (iii) VME has corporate power and authority to execute and deliver this Agreement and the Merger Agreement and to consummate the transactions contemplated on its part hereby and thereby; VME has taken all necessary corporate action to authorize the execution and delivery of this Agreement and the Merger Agreement by VME and the consummation by VME of the transactions contemplated on its part hereby and thereby; and this Agreement and the Merger Agreement have each been duly executed and delivered by VME and each is a valid and binding agreement of VME enforceable in accordance with its terms.

          (iv) The execution and delivery of this Agreement and the Merger Agreement by VME and the consummation by VME of the transactions contemplated on its part hereby and thereby do not and will not violate, if applicable, any provision of its Certificate of Incorporation or By-Laws and, to the knowledge of such counsel after due inquiry, (A) do not and will not violate, or result with the giving of notice or the lapse of time or both in a violation of, any provision of, or result in the acceleration of or entitle any party to accelerate (whether after the giving of notice or lapse of time or both) any obligation under, or result in the creation or imposition of any lien, charge, pledge, security interest or other encumbrance upon the property of VME or any of its subsidiaries pursuant to any provision of, any mortgage, lien, lease, agreement, license, instrument, law, ordinance, regulation, order, arbitration award, judgment or decree to which VME or any of its subsidiaries is a party or by which any of them is bound, and
(B) do not and will not constitute an event permitting termination of any lease, agreement, license or instrument to which VME or any of its subsidiaries is a party or by which any of them is bound, except in any of the foregoing cases as shall be specified in such opinion.

          (v) Except for the filing of the appropriate Certificate of Merger (the "Certificate of Merger") with the Secretary of State of Delaware, all consents, authorizations, orders or approvals of, and filings and registrations with, any United States federal or state governmental commission, board or other regulatory body required for or in connection with the execution and delivery of this Agreement and the Merger Agreement by VME and the consummation by VME of the transactions contemplated on its part hereby and thereby have been obtained or made.

          (vi) To the knowledge of such counsel after due inquiry, there is no claim, action, suit or proceeding pending, contemplated or threatened against VME or any of its properties which seeks to prohibit, restrict or delay consummation of the Exchange or the Merger or any of the conditions to the consummation of the Exchange or the Merger, nor is there any judgment, decree, injunction, ruling or order of any court, governmental department, commission, agency or instrumentality, arbitrator or any other person outstanding against VME which such counsel believes has or may in the future have any such effect.

          (vii) Upon the approval by the affirmative vote of the stockholders of VME in accordance with applicable law and subsequent filing of the Certificate of Merger with the Secretary of State of the State of Delaware in accordance with the terms of the Merger Agreement, the Merger shall become effective under the DGCL.

          Such opinion shall also cover such matters incident to the transactions contemplated hereby as Associated may reasonably request. In rendering such opinion, such counsel may rely as to matters of fact to the extent specified therein upon certificates of officers of VME and upon the opinion of other counsel satisfactory to Associated as to all matters of the laws of states other than Delaware. Any opinions relied upon by such counsel as aforesaid shall be delivered together with the opinion of such counsel, which shall state that such counsel believe their reliance thereon is justified.

                         Schedule 9.3(d)


          (i) Associated is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has corporate power and authority to own all of its properties and assets and to carry on its business as it is now being conducted, and is duly qualified to do business and is in good standing in each jurisdiction where it owns or leases any real property.

          (ii) The authorized capital stock of Associated is in all material respects as described in the Agreement, and all outstanding shares are and the Closing Shares, when issued and paid for in accordance herewith will be, validly issued, fully paid and nonassessable.

          (iii) Associated has the corporate power and authority to execute and deliver this Agreement and the Merger Agreement and to consummate the transactions contemplated hereby and thereby; Associated has taken all necessary corporate action to authorize the execution and delivery of this Agreement by it and the consummation by it of the transactions contemplated hereby and thereby; and this Agreement and the Merger Agreement have been duly executed and delivered by Associated, and is each a valid and binding agreement of Associated enforceable in accordance with its terms.

          (iv) The execution and delivery of this Agreement and the Merger Agreement by Associated and the consummation by it of the transactions contemplated on its part hereby and thereby do not and will not violate any provision of its Certificate of Incorporation or Bylaws and, to the knowledge of such counsel after due inquiry, (A) do not and will not violate, or result with the giving of notice or the lapse of time or both in a violation of, any provision of, or result in the acceleration of or entitle any party to accelerate (whether after the giving of notice or lapse of time or both) any obligation under, or result in the creation or imposition of any lien, charge, pledge, security interest or other encumbrance upon the property of Associated or any of its subsidiaries pursuant to any provision of, any mortgage, lien, lease, agreement, license, instrument, law, ordinance, regulation, order, arbitration award, judgment or decree to which Associated or any of its subsidiaries is a party or by which any of them is bound, and (B) do not and will not constitute an event permitting termination of any lease, agreement, license or instrument to which Associated or any of its subsidiaries is a party or by which any of them is bound, except in any of the foregoing cases as shall be specified in the opinion.

          (v) Except for the filing of the appropriate Certificate of Merger (the "Certificate of Merger") with the Secretary of State of Delaware, all consents, authorizations, orders or approvals of, and filings and registrations with, any United States federal or state governmental commission, board or other regulatory body required for or in connection with the execution and delivery of this Agreement and the Merger Agreement by Associated and the consummation by Associated of the transactions contemplated hereby and thereby have been obtained or made.

          (vi) To the knowledge of such counsel after due inquiry, there is no claim, action, suit or proceeding pending, contemplated or threatened against Associated or any of its subsidiaries or any of their properties which seeks to prohibit, restrict or delay consummation of the Exchange or the Merger or any of the conditions to consummation of the Exchange or the Merger, nor is there any judgment, decree, injunction, ruling or order of any court, governmental department, commission, agency or instrumentality, arbitrator or any other person outstanding against Associated or Sub which such counsel believes has or may in the future have any such effect.

          (vii) Upon the approval by the affirmative vote of the stockholders of VME in accordance with applicable law and subsequent filing of the Certificate of Merger with the Secretary of State of the State of Delaware in accordance with the terms of the Merger Agreement, the Merger shall become effective under the DGCL.

      Such opinion shall also cover such matters incident to the transactions contemplated hereby as VME may reasonably request. In rendering such opinion, such counsel may rely as to matters of fact to the extent specified therein upon certificates of officers of Associated and upon the opinion of other counsel satisfactory to VME as to all matters of the laws of states other than Delaware. Any opinions relied upon by such counsel as aforesaid shall be delivered together with the opinion of such counsel, which shall state that such counsel believe their reliance thereon is justified.




111112

               Exhibit A to Securities Exchange Agreement

                         AT/VME Exchange Ratios


AT shares/VME Common Share    0.0378


                           AT Common
                           Shares re-
                           ceived per
                           Share (or    Total Out-     AT Shares
                           per $1 of    Standing VME   Received
     VME Security          debt)*       Securities     per Class
-------------------------------------------------------------------
Series D Preferred ($.76)
Preference Participation      .3040     3,434,050      1,043,951
------------------------------------------------------------------
Series E Preferred (1.97)
Preference Participation      .7880     1,528,582      1,204,523
------------------------------------------------------------------
Common Stock                  .0378     2,534,481         95,803
------------------------------------------------------------------
Series D Common Stock
Participation                 .0378     3,434,050        129,807
------------------------------------------------------------------
Series E Common Stock
Participation                 .0378     1,528,582         57,780
------------------------------------------------------------------
Shares issued on net
issuance basis upon
surrender of Warrants to
purchase Series E Stock
in Exchange                   .0378     1,476,130         55,798
------------------------------------------------------------------
Shares reserved for
exercise of Warrants to
purchase Series E Stock
surviving Merger              .8258       144,528        119,351
------------------------------------------------------------------
Shares reserved for
exercise of 1996 Warrants
to purchase common stock
surviving Merger**            .0378       133,389          5,042
------------------------------------------------------------------
Shares reserved for
exercise of 1995 Warrants
to purchase common stock
surviving Merger**            .0378       132,153          4,995




Shares reserved for other
Options and Warrants
surviving Merger***           .0378       183,317          6,929
------------------------------------------------------------------
Total Shares/Equivalents
including shares issued
to satisfy Preferences
of Preferred Stock                     14,345,945      2,723,980
------------------------------------------------------------------
Secured Debt****              .4000   $ 1,052,454        420,982
------------------------------------------------------------------
Total Shares                  -----     -----          3,144,962



*    AT Common Stock valued at $2.50 per share.

** Warrants to purchase 360,000 shares of VME Common Stock will be cancelled in the Exchange.

*** Includes warrants and options issued to Aerosmith and Messrs. Wallace and Swain.

**** Secured Debt will be exchanged at the rate of one AT share for each $2.50 of principal and interest (i.e., .4 AT shares for each $1 of principal and interest) accrued as of 11/30/97.

                    EXHIBIT 2(b) TO FORM 8-K


                         ESCROW AGREEMENT

          This Escrow Agreement is made and entered into as of the 8th day of January, 1998, by and among Associated Technologies, Inc., a Delaware corporation ("Associated"), Virtual Music Entertainment, Inc., a Delaware corporation ("VME"), Mr. Robert P. Forlenza and Mr. Leslie A. Ferlazzo, acting jointly as the agent of the Stockholders, as defined below, (together, the "Stockholders' Agent") and State Street Bank and Trust Company, as escrow agent (the "Escrow Agent").

                    W I T N E S S E T H:

          WHEREAS, Associated, VME and certain securityholders of VME set forth on Schedule 1 hereto (each an "Initial Stockholder" and together the "Initial Stockholders") have entered into a Securities Exchange Agreement, dated as of the 19th day of December, 1997 (the "Exchange Agreement"), pursuant to which certain securities of VME held by the Initial Stockholders will be sold and exchanged for Associated Common Stock (the "Exchange");

          WHEREAS, Associated, AT Sub, Inc., a wholly owned subsidiary of Associated ("Sub"), and VME have entered into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), pursuant to which Sub will be merged with and into VME and the capital stock of VME will be converted into the right to receive Associated Common Stock (the "Merger");

          WHEREAS, as a condition to the obligations of Associated under the Exchange Agreement, the Initial Stockholders have agreed that Associated will deposit into an escrow account designated as the "Associated Technologies Escrow Account", or an account having such other similar designation (the "Account"), with the Escrow Agent, an original stock certificate registered in the name of Congress & Co., the Escrow Agent's nominee, representing the number of shares of Associated Common Stock (the "Initial Escrow Shares") equal to 15% of the total number of shares of Associated Common Stock issued in exchange for securities of VME held by the Initial Stockholders in the Exchange;

          WHEREAS, as a condition to the obligations of Associated under the Merger Agreement, Associated will deposit into the Account with the Escrow Agent an original stock certificate registered in the name of Congress & Co., the Escrow Agent's nominee, representing the number of shares of Associated Common Stock (the "Additional Escrow Shares") equal to 15% of the total number of shares of Associated Common Stock to be issued in the Merger to remaining stockholders of VME who consent to the Merger

(each an "Additional Stockholder" and together the "Additional
Stockholders"); and

          WHEREAS, Associated and VME wish to appoint the Escrow Agent as escrow agent hereunder to hold and release the Escrow Shares in accordance with the terms of this Agreement and the Escrow Agent has consented to act as escrow agent subject to the conditions and requirements set forth in this Agreement.

          NOW, THEREFORE, in consideration of the provisions hereinafter set forth, the Escrow Agent, Associated, VME and the Stockholders' Agent do hereby agree as follows:

     1. Appointment of the Escrow Agent. Associated and VME hereby appoint State Street Bank and Trust Company as escrow agent in accordance with the terms and conditions set forth herein, and the Escrow Agent hereby accepts such appointment. In consideration of the services to be performed by the Escrow Agent hereunder, Associated hereby agrees to reimburse the Escrow Agent for all fees and expenses incurred by the Escrow Agent in the establishment and maintenance of this escrow arrangement, including legal fees and expenses in connection with the preparation of this Escrow Agreement.

     2.   Representations and Warranties of Associated and VME.

     (a) Associated is a corporation duly organized and validly existing under the laws of the State of Delaware, with all necessary corporate power and authority to conduct its business.

     (b) VME is a corporation duly organized and validly existing under the laws of the State of Delaware, with all necessary corporate power and authority to conduct its business.

     3. Deposit of Shares. Concurrently with the issuance of shares of Associated Common Stock in connection with the Exchange, Associated shall deposit the stock certificate representing the Initial Escrow Shares with the Escrow Agent. Concurrently with the issuance of shares of Associated Common Stock in connection with the Merger, Associated shall deposit the stock certificate representing the Additional Escrow Shares with the Escrow Agent.

          For purposes of the remaining provisions of this Agreement, (x) the term "Escrow Shares" shall refer to the Initial Escrow Shares until such time as the Additional Escrow Shares are deposited into the Account and thereafter collectively to the Initial Escrow Shares and the Additional Escrow Shares, and (y) the term "Stockholders" shall refer to the Initial Stockholders until such time as the Additional Escrow Shares are deposited into the Account and thereafter collectively to the Initial Stockholders and the Additional Stockholders.

     4.   Disbursement of Escrowed Shares.

     The Escrow Agent shall disburse the Escrow Shares as follows:

     (a) If, at any time prior to the Second Release Date (as that term is defined in Section 4(e) hereof), Associated shall in good faith believe that it is entitled to indemnification by the Stockholders pursuant to Article 11 of the Exchange Agreement or of the Exchange Agreement and the Merger Agreement, as the case may be (a "Claim"), Associated shall provide to the Stockholders' Agent and the Escrow Agent a notice in writing of such Claim (a "Claim Notice"). Upon receipt of a Claim Notice, the Stockholders' Agent shall have 30 days to dispute such Claim by providing Associated and the Escrow Agent with a certificate executed by the Stockholders' Agent setting forth in reasonable detail any dispute of such Claim (a "Dispute Notice"). If the Escrow Agent and Associated are not given a Dispute Notice, the Escrow Agent shall, promptly after the expiration of the period of time within which to give a Dispute Notice, arrange for the transfer to Associated from Congress & Co. of such number of Escrow Shares, valued at the greater of (A) the fair market value on such date or (B) $2.50 per share, equal to such Claim. Associated shall provide the Escrow Agent and the Stockholders' Agent with a written notice specifying the number of Escrow Shares to be released (a "Release Notice") based upon the calculation in the preceding sentence. The Escrow Agent shall have no responsibility to independently calculate, or otherwise determine, the number of Escrow Shares to be released, but may rely conclusively upon the specification of such amount in the Release Notice.

     (b) In the case of any release and transfer of any Escrow Shares hereunder, the number of shares allocable to each Stockholder shall be deemed to be reduced pro rata, according to the percentage set forth opposite the name of each such Stockholder in a certificate delivered to the Escrow Agent for such purpose by the Stockholders' Agent.

     (c) As to any Claim which is disputed, the Escrow Agent shall release Escrow Shares only upon (x) a final non-appealable order of a court of competent jurisdiction stating that Associated is entitled to indemnification pursuant to Article 11 of the Exchange Agreement or of the Exchange Agreement and the Merger Agreement, as the case may be, and specifying the amount of such recovery or (y) upon the mutual written agreement of Associated and the Stockholders' Agent that Associated is entitled to indemnification pursuant to Article 11 of the Exchange Agreement or of the Exchange Agreement and the Merger Agreement, as the case may be, and specifying the amount of such recovery. In case of any release of shares pursuant to this subsection, the Escrow Shares shall be valued at the greater of (A) $2.50 per share or (B) the fair market value of such shares as of the date of the court order or written agreement, as the case may be. Associated and the Stockholders' Agent shall provide the Escrow Agent with a joint Release Notice based upon the calculation in the preceding sentence. The Escrow Agent shall have no responsibility to independently calculate, or otherwise determine, the number of Escrow Shares to be released, but may rely conclusively upon the specification of such amount in the Release Notice.

     (d) On the first business day following the date which is 90 days from the issuance of shares of Associated Common Stock in connection with the Merger (the "First Release Date"), the Escrow Agent shall transfer pro rata to the Stockholders, based upon the percentage set forth opposite the name of each such Stockholder in a certificate delivered to the Escrow Agent for such purpose by the Stockholders' Agent, the number of remaining Escrow Shares not then subject to a Claim Notice, if any, such that 50% of the number of Escrow Shares originally deposited shall remain in the Escrow. Associated and the Stockholders' Agent shall provide the Escrow Agent with a joint Release Notice based upon the calculation in the preceding sentence. The Escrow Agent shall have no responsibility to independently calculate, or otherwise determine, the number of Escrow Shares to be released, but may rely conclusively upon the specification of such amount in the Release Notice. The Escrow Agent shall promptly provide to Associated and the Stockholders' Agent written confirmation by facsimile as provided in Section 15 hereof of any such disbursement of Escrow Shares.

     (e) On the first business day following the first anniversary of the issuance of shares of Associated Common Stock in connection with the Exchange (the "Second Release Date"), the Escrow Agent shall transfer pro rata to the Stockholders, based upon the percentage set forth opposite the name of each such Stockholder in a certificate delivered to the Escrow Agent for such purpose by the Stockholders' Agent, all of the remaining Escrow Shares not then subject to a Claim Notice. Associated and the Stockholders' Agent shall provide the Escrow Agent with a joint Release Notice based upon the calculation in the preceding sentence. The Escrow Agent shall have no responsibility to independently calculate, or otherwise determine, the number of Escrow Shares to be released, but may rely conclusively upon the specification of such amount in the Release Notice. The Escrow Agent shall promptly provide to Associated and the Stockholders' Agent written confirmation by facsimile as provided in Section 15 hereof of any such disbursement of Escrow Shares.

     (f) Any Escrow Shares which are subject to a Claim Notice as of the First Release Date or the Second Release Date shall be disbursed to either (i) Associated upon (x) a final non-appealable order of a court of competent jurisdiction stating that Associated is entitled to indemnification pursuant to Article 11 of the Exchange Agreement or of the Exchange Agreement and the Merger Agreement, as the case may be, and specifying the amount of such recovery or (y) the mutual written agreement of Associated and the Stockholders' Agent that Associated is entitled to indemnification pursuant to Article 11 of the Exchange Agreement or of the Exchange Agreement and the Merger Agreement, as the case may be, and specifying the amount of such recovery; or (ii) pro rata to the Stockholders, based upon the percentage set forth opposite the name of each such Stockholder in a certificate delivered to the Escrow Agent for such purpose by the Stockholders' Agent, upon (x) a final non-appealable order of a court of competent jurisdiction stating that Associated is not entitled to indemnification pursuant to
Article 11 of the Exchange Agreement or of the Exchange Agreement and the Merger Agreement, as the case may be, or (y) the mutual written agreement of Associated and the Stockholders' Agent that Associated is not entitled to indemnification pursuant to Article 11 of the Exchange Agreement or of the Exchange Agreement and the Merger Agreement, as the case may be. In case of any release of shares pursuant to this subsection, the Escrow Shares shall be valued at the greater of (A) $2.50 per share or (B) the fair market value of such shares as of the date of the court order or written agreement, as the case may be. Associated and the Stockholders' Agent shall provide the Escrow Agent with a joint Release Notice based upon the applicable calculation in the preceding sentences. The Escrow Agent shall have no responsibility to independently calculate, or otherwise determine, the number of Escrow Shares to be released, but may rely conclusively upon the specification of such amount in the Release Notice.

     5. Discharge of the Escrow Agent's Responsibilities. Upon release of all of the Escrow Shares in the manner provided herein, the Escrow Agent shall be discharged from all further responsibilities hereunder.

     6. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto pertaining to the Escrow Shares and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties. There are no warranties, representations and other agreements made by the parties in connection with the subject matter hereof except as specifically set forth in this Agreement.

     7. Extended Meanings. In this Agreement words importing the singular number include the plural and vice versa; words importing the masculine gender include the feminine and neuter genders. The word "person" includes an individual, body corporate, partnership, trustee or trust or unincorporated association, executor, administrator or legal representative.

     8. Waivers and Amendments. This Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms and conditions hereof may be waived, only by a written instrument signed by all parties or, in the case of a waiver, by the party waiving compliance. Except as expressly stated herein, no delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder preclude any other or future exercise of any other right, power or privilege hereunder.

     9. Headings. The division of this Agreement into articles, sections, subsections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

     10. Governing Law. This Agreement shall be governed by and construed under the laws of the Commonwealth of Massachusetts.

     11. Consents to Service of Process. The parties hereto hereby absolutely and irrevocably consent and submit to the jurisdiction of the courts of the Commonwealth of Massachusetts and of any federal court located in said Commonwealth in connection with any actions or proceedings arising out of or relating to this Escrow Agreement. In any such action or proceeding, the parties hereto hereby absolutely and irrevocably waive personal service of any summons, complaint, declaration or other process and hereby absolutely and irrevocably agree that service thereof may be made by certified or registered first class mail directed to them at their respective addresses in accordance with Section 15 hereof.

     12.  Duties and Responsibilities of the Escrow Agent.  The
Escrow Agent's duties and responsibilities shall be subject to the following terms and conditions:

     (a) The parties hereto acknowledge and agree that the Escrow Agent (i) shall not be responsible for any of the agreements referred to herein, including the Exchange Agreement and the Merger Agreement, but shall be obligated only for the performance of such duties as are specifically set forth in this Escrow Agreement; (ii) shall not be obligated to take any legal or other action hereunder which might in its judgment involve expense or liability unless it shall have been furnished with indemnity acceptable to it; (iii) may rely on and shall be protected in acting or refraining from acting upon any written notice, instruction, instrument, statement, request or document furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper person, and shall have no responsibility for determining the accuracy thereof; and (iv) may consult counsel satisfactory to it, including house counsel, and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

     (b) Neither the Escrow Agent nor any of its directors, officers or employees shall be liable to anyone for any action taken or omitted to be taken by it or any of its directors, officers or employees hereunder except in the case of gross negligence, bad faith or willful misconduct. Associated covenants and agrees to indemnify the Escrow Agent and hold it harmless without limitation from and against any loss, liability or expense of any nature incurred by the Escrow Agent arising out of or in connection with this Escrow Agreement or with the administration of its duties hereunder, including, but not limited to, legal fees and expenses and other costs and expenses of defending or preparing to defend against any claim of liability in the premises, unless such loss, liability or expense shall be caused by the Escrow Agent's gross negligence, bad faith or willful misconduct. In no event shall the Escrow Agent be liable for indirect, punitive, special or consequential damages.

     (c) Associated agrees to assume any and all obligations imposed now or hereafter by any applicable tax law with respect to the release of the Escrow Shares under this Agreement, and to indemnify and hold the Escrow Agent harmless from and against any taxes, additions for late payment, interest, penalties and other expenses, that may be assessed against the Escrow Agent on any such payment or other activities under this Escrow Agreement.
Associated and the Stockholders' Agent undertake to instruct the Escrow Agent in writing with respect to the Escrow Agent's responsibility for withholding and other taxes, assessments or other governmental charges, certifications and governmental reporting in connection with its acting as the Escrow Agent under this Escrow Agreement. Associated agrees to indemnify and hold the Escrow Agent harmless from any liability on account of taxes, assessments or other governmental charges, including without limitation the withholding or deduction or the failure to withhold or deduct same, and any liability for failure to obtain proper certifications or to properly report to governmental authorities, to which the Escrow Agent may be or become subject in connection with or which arises out of this Escrow Agreement, including costs and expenses (including reasonable legal fees and expenses), interest and penalties. Notwithstanding the foregoing, no distributions will be made unless the Escrow Agent is supplied with an original, signed Form W-9 or its equivalent prior to distribution.

     (d) The Escrow Agent shall have no more or less responsibility or liability on account of any action or omission of any book-entry depository or subescrow agent employed by the Escrow Agent than any such book-entry depository or subescrow agent has to the Escrow Agent, except to the extent that such action or omission of any book-entry depository or subescrow agent was caused by the Escrow Agents own gross negligence, bad faith or willful misconduct.

     (e) Associated agrees to pay or reimburse the Escrow Agent for any legal fees and expenses incurred in connection with the preparation of this Agreement and to pay the Escrow Agents reasonable compensation for its normal services hereunder in accordance with the attached fee schedule, which may be subject to change on an annual basis. The Escrow Agent shall be entitled to reimbursement on demand for all expenses incurred in connection with the administration of the escrow created hereby which are in excess of its compensation for normal services hereunder, including without limitation, payment of any legal fees and expenses incurred by the Escrow Agent in connection with the resolution of any claim by any party hereunder.

     (f) The Escrow Agent may at any time resign as Escrow Agent hereunder by giving thirty (30) days prior written notice of resignation to the other parties hereto. Prior to the effective date of the resignation as specified in such notice, Associated will issue to the Escrow Agent a written instruction authorizing redelivery of the Escrow Shares to a successor escrow agent that it selects subject to the reasonable consent of the Stockholders' Agent. Such successor escrow agent shall be a bank or trust company, organized and existing under the laws of the United States or any state thereof, subject to examination by state or federal authorities, and have capital and surplus in excess of $50,000,000. If, however, Associated shall fail to name a successor escrow agent within twenty (20) days after the notice of resignation from the Escrow Agent, the Stockholders' Agent shall be entitled to name such successor escrow agent. If no successor escrow agent is named by Associated or the Stockholders' Agent, the Escrow Agent may apply to a court of competent jurisdiction for the appointment of a successor escrow agent. The provisions of paragraph (b) and (c) shall survive the resignation or removal of the Escrow Agent or the termination of this Escrow Agreement.

     13. Dispute Resolution: Judgments. It is understood and agreed that should any dispute arise with respect to the delivery, ownership, right of possession, and/or disposition of the Escrow Shares, or should any claim be made upon such Escrow Shares by a third party, the Escrow Agent upon receipt of a written notice of such dispute or claim by the parties hereto or a third party, is authorized and directed to retain in its possession without liability to anyone, all or any of said Escrow Shares until such dispute shall have been settled either by the mutual agreement of the parties involved or by a final order, decree or judgment of a court in the United States of America, the time for perfection of an appeal of such order, decree or judgment having expired. The Escrow Agent may, but shall be under no duty whatsoever to, institute or defend any legal proceeding which relate to the Escrow Shares.

     14. Termination. This escrow shall terminate upon the earliest of (i) the release of all of the Escrow Shares, (ii) the agreement in writing of Associated and the Stockholders' Agent or (iii) January 8, 1998, unless extended pursuant to an agreement in writing of Associated and the Stockholders' Agent. The provisions of Section 12, paragraphs (b) and (c), shall survive termination of this Escrow Agreement.

     15. Notices. All notices, request, demands and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or if mailed certified or registered mail, postage prepaid, to the parties at their addresses set forth below:

          If to Associated, to:

          Associated Technologies, Inc.
          c/o First Sydney Capital Limited
          151 Macquarie Street, Level 5
          Sydney, NSW 2000 Australia
          Telecopier No.:  011-61-2-9241-5189
          Attn:  Mr. Leonard N. McDowall

          If to VME, to:

          Virtual Music Entertainment, Inc.
          3 Riverside Drive
          Andover, Massachusetts 01810
          Telecopier No.:  508-688-8824
          Attn:  Mr. Bradley J. Naples

          If to the Stockholders or the Stockholders' Agent, to:

          Mr. Robert P. Forlenza
          Tudor Investment Corporation
          40 Rowes Wharf, 2nd Floor
          Boston, Massachusetts 02110
          Telecopier No.:  617-737-0993

                     - and -

          Mr. Leslie A. Ferlazzo
          Woodstock Corporation
          27 School Street
          Boston, Massachusetts 02108
          Telecopier No.:  617-523-0229

          If to the Escrow Agent, to:

          State Street Bank and Trust Company
          Two International Place
          Boston, Massachusetts 02110
          Telecopier No.:  (617) 664-5371
          Attn:  Corporate Trust Department,
                Associated Technologies
                Escrow Account

or to such other address as any of them shall give to the others by notice made pursuant to this Section 15.

     16. Assignment; Binding Agreement. Neither this Agreement nor any right or obligation hereunder shall be assignable by any party without the prior written consent of the other parties hereto. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective legal representatives, heirs, executors, successors and assigns.

     17. Legend. Each certificate representing Escrow Shares shall bear a legend stating that such Escrow Shares are subject to the provisions of this Agreement.

     18. Counterparts. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

     19. Invalidity. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal, or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

     20. Further Assurances. From time to time, on and after the date hereof, the other parties hereto shall deliver or cause to be delivered to the Escrow Agent such further documents and instruments and shall do any further acts, or cause such further acts to be done as the Escrow Agent shall reasonably request (it being understood that the Escrow Agent shall have no obligation to make any such request) to carry out more effectively the provisions and purposes of this Escrow Agreement, to evidence compliance herewith or to assure itself that it is protected in acting hereunder.

     21. Force Majeure. None of the parties hereto shall be responsible for delays or failures in performance resulting from acts beyond its control. Such acts shall include but not be limited to acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations superimposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters.

     22. Reproduction of Documents. This Escrow Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, and (b) certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, optical disk, micro-card, miniature photographic or other similar process. The parties hereto agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction shall likewise be admissible in evidence.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Escrow Agreement as of the date first above written.

                         ASSOCIATED TECHNOLOGIES, INC.


                         By:
                         --------------------------------
                         Name:
                         Title:

                         VIRTUAL MUSIC ENTERTAINMENT, INC.


                         By:
                         ---------------------------------
                         Name:
                         Title:

                         Mr. Robert P. Forlenza, as Stockholders'
                         Agent


                         ---------------------------------------



                         Mr. Leslie A. Ferlazzo, as Stockholders'
                         Agent


                         ---------------------------------------



                         STATE STREET BANK AND TRUST COMPANY, as
                         Escrow Agent


                         By:
                         ---------------------------------------
                         Name:
                         Title:


[signature page to Escrow Agreement]

111112

                         EXIBIT 2(c) TO FORM 8-K


                    DECLARATION OF REGISTRATION RIGHTS


          THIS DECLARATION OF REGISTRATION RIGHTS is made as of the 8th day of January, 1998, by Associated Technologies, Inc., a Delaware corporation (the "Corporation"), for the benefit of the holders of shares of the Corporation's Common Stock issued in the Exchange and the Merger, as hereinafter defined, (collectively, the "Holders").

          WHEREAS, the Corporation, Virtual Music Entertainment, Inc., a Delaware corporation ("VME") and certain stockholders of VME have entered into a Securities Exchange Agreement, dated as of the 19th day of December, 1997 (the "Securities Exchange Agreement"), pursuant to which certain stockholders of VME will sell certain securities of VME in exchange for shares of the Corporation's common stock, par value $.01 per share (the "Common Stock") in accordance with the terms of the Securities Exchange Agreement (the "Exchange");

          WHEREAS, the Corporation, VME and AT Sub, Inc., a Delaware corporation and wholly-owned subsidiary of the Corporation ("Sub") have entered into an Agreement and Plan of Merger dated as of the date hereof (the "Merger Agreement"), pursuant to which Sub will be merged with and into VME and the capital stock of VME will be converted into the right to receive Common Stock in accordance with the terms of the Merger Agreement (the "Merger");

          WHEREAS, the Holders are holders of VME securities who will receive shares of Common Stock in connection with the consummation of the Exchange and the Merger; and

          WHEREAS, it is a condition to the consummation of the transactions contemplated by the Securities Exchange Agreement and the Merger Agreement that the Corporation grant to the Holders certain demand and piggy-back registration rights set forth herein with respect to the shares of Common Stock to be received by the Holders upon consummation of the Exchange and the Merger (such aggregate number of shares of Common Stock issued in the Exchange and the Merger being collectively referred to herein as, the "Shares");

          NOW, THEREFORE, THE CORPORATION DECLARES AS FOLLOWS:

          1.   Registration Rights.

               1.1  Certain Definitions.  As used in this Section
1 and elsewhere in this Declaration, the following terms shall have the following respective meanings:

                    "Commission" means the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act.

                    "Exchange Act" means the Securities Exchange
Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

                    "Registration Statement" means a registration statement filed by the Corporation with the Commission for a public offering and sale of securities of the Corporation (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

                    "Registration Expenses" means the expenses described in subsection 1.6.

                    "Registrable Shares" means (i) the Shares, (ii) any other equity securities of the Corporation issued in respect of any of the Shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events) and (iii) any and all equity securities of the Corporation or any successor into which such shares may be converted; provided, however, that shares of Common Stock that are Registrable Shares shall cease to be Registrable Shares (w) when a Registration Statement filed pursuant to the Securities Act covering such shares of Common Stock has been declared effective and they have been disposed of pursuant to such effective Registration Statement, (x) upon any sale pursuant to Section 4(1) of the Securities Act or Rule 144 or Rule 144A under the Securities Act, (y) at such time as they are eligible for sale pursuant to Rule 144 under the Securities Act without limitation as to the amount of securities to be sold or (z) when such shares are available for sale in the opinion of counsel to the Corporation in a single transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are or may be removed upon the consummation of such sale.

                    "Securities Act" means the Securities Act of
1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

                    "Stockholders" means the Holders and any persons or entities to whom the rights granted under this Section
1 are transferred pursuant to the terms hereof.

               1.2  Sale or Transfer of Shares; Legend.

                    (a) The Registrable Shares shall not be sold or transferred unless either (i) they first shall have been registered under the Securities Act, or (ii) the Corporation first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Corporation, to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act.

                    (b)  Each certificate representing the
Registrable Shares shall bear a legend consistent with the provisions of paragraph (a) of this Section 1.2. Such legend shall be removed from the certificates representing any Registrable Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Securities Act without limitation as to the amount of securities or the manner of sale.

               1.3  Required Registrations.

                    (a) At any time after 180 days following the closing date of the Exchange (the "Exchange Closing Date"), so long as the Corporation is not eligible to use Form S-3 under the Securities Act or a comparable successor form, a Stockholder or Stockholders holding in the aggregate at least 51% of the then Registrable Shares (as adjusted for stock splits, stock dividends, recapitalizations and the like) may request, in writing, that the Corporation effect the registration of the number of Registrable Shares that they have requested to be so registered in accordance with the intended methods of distribution as specified by the Stockholders in such notice; provided, however, that, subject to subsection 1.3(c) hereof, only two requests for registration may be made under this subsection 1.3(a) and no request may be made within eighteen (18) months of a preceding request hereunder.

                    (b) At any time after 180 days following the Exchange Closing Date, if the Corporation becomes eligible to use Form S-3 under the Securities Act or a comparable successor form, a Stockholder or Stockholders holding in the aggregate at least 35% of the then Registrable Shares (as adjusted for stock splits, stock dividends, recapitalizations and the like) may request, in writing, that the Corporation effect the registration of the number of Registrable Shares that they have requested to be so registered in accordance with the intended methods of distribution as specified by the Stockholders in such notice; provided, however, that, subject to subsection 1.3(c) hereof, only two requests for registration may be made under this subsection 1.3(b) and no request may be made within twelve (12) months of a preceding request hereunder.

                    (c) If the Stockholders initiating the
registration pursuant to 1.3(a) or 1.3(b), as applicable, intend to distribute the Registrable Shares by means of an underwriting, they shall so advise the Corporation in their request. In the event such registration is underwritten, the right of other Stockholders to participate shall be conditioned on such Stockholders' participation in such underwriting. Upon receipt of any such request, the Corporation shall promptly give written notice of such proposed registration to all Stockholders. Such Stockholders shall have the right, by giving written notice to the Corporation within ten (10) days after the Corporation provides its notice, to elect to have included in such registration such of their Registrable Shares as such Stockholders may request in such notice of election and the Corporation shall, as expeditiously as possible, use its best efforts to effect the registration of such Registrable Shares; provided, however, that if the underwriter (if any) managing the offering determines that, because of marketing factors, fewer than all of the Registrable Shares requested to be registered by the Stockholders shall be included in the offering, then all Stockholders who have requested registration shall participate in the offering pro rata based upon the number of Registrable Shares that they have requested to be so registered. The Corporation shall be entitled to select the underwriter(s) for any underwritten offering, provided, however, that the selling Stockholders shall have the right to designate a co-managing underwriter subject to the Corporation's approval, which approval shall not be unreasonably withheld. In the event that fewer than 50% of the aggregate of all Registrable Shares requested to be registered pursuant to subsection 1.3(a) or 1.3(b) hereof are so registered, then the Stockholders shall be entitled to request one additional registration pursuant to subsection 1.3(a) or 1.3(b) hereof, as applicable.

                    (d) If at the time of any request to register Registrable Shares pursuant to subsection 1.3(a) or 1.3(b) hereof, the Corporation is engaged or has fixed plans to engage within thirty (30) days of the time of the request in a registered public offering as to which the Stockholders may include Registrable Shares pursuant to section 1.4 hereof or is engaged in any other activity that, in the good faith determination of the Corporation's Board of Directors, would be adversely affected by the requested registration to the material detriment of the Corporation, then the Corporation may, at its option, direct that such request be delayed for a period not in excess of six months from the effective date of such offering or the date of commencement of such other material activity, as the case may be, such right to delay a request to be exercised by the Corporation not more than once in any one year period and no such delay shall be in excess of nine months.

               1.4  Incidental Registration.

                    (a) At any time following the Exchange Closing Date when the Corporation proposes to file a Registration Statement (other than pursuant to Section 1.3 hereof), it will, prior to such filing, give written notice to all Stockholders of its intention to do so and, upon the written request of a Stockholder or Stockholders given within five (5) days after the Corporation provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Corporation shall, subject to subsection 1.4(b) hereof, use its best efforts to cause all Registrable Shares that the Corporation has been requested by such Stockholder or Stockholders to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Stockholder or Stockholders; provided, however, that the Corporation shall have the right to postpone or withdraw any registration effected pursuant to this Section 1.4 without obligation to any Stockholder.

                    (b)  In connection with any offering under this
Section 1.4 hereof involving an underwriting, the Corporation shall not be required to include any Registrable Shares in such offering unless the holders thereof accept the terms of the underwriting as agreed upon between the Corporation and the underwriters selected by it (provided that such terms must be consistent with this Agreement), and then only in such quantity as will not, in the opinion of the underwriters, jeopardize the success of the offering by the Corporation. If in the opinion of the managing underwriter the registration of all, or part of, the Registrable Shares that the Stockholders have requested to be included would materially and adversely affect such public offering, then the Corporation shall be required to include in the underwriting only that number of Registrable Shares, that the managing underwriter believes may be sold without causing such adverse effect.

               1.5  Registration Procedures.  If and whenever the
Corporation is required by the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Corporation shall:

                    (a)  file with the Commission a Registration
Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become and remain effective;

                    (b) as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective, in the case of a firm commitment underwritten public offering, until each underwriter has completed the distribution of all securities purchased by it and, in the case of any other offering, until the earlier of the sale of all Registrable Shares covered thereby or one hundred twenty (120) days after the effective date thereof;

                    (c)  as expeditiously as possible furnish to
each selling Stockholder such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the selling Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the selling Stockholder; and

                    (d) as expeditiously as possible use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the selling Stockholders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the selling Stockholders to consummate the public sale or other disposition in such states of the Registrable Shares owned by the selling Stockholder; provided, however, that the Corporation shall not be required in connection with this paragraph (d) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

          If the Corporation has delivered preliminary or final prospectuses to the selling Stockholders and after having done so the prospectus is amended to comply with the provisions of the Securities Act, the Corporation shall promptly notify the selling Stockholders and, if requested, the selling Stockholders shall immediately cease making offers of Registrable Shares and return all prospectuses to the Corporation. The Corporation shall promptly provide the selling Stockholders with revised prospectuses and, following receipt of the revised prospectuses, the selling Stockholders shall be free to resume making offers of the Registrable Shares.

               1.6 Allocation of Expenses. The Corporation will pay all Registration Expenses of all registrations under this Agreement; provided, however, that if a registration under Section
1.3 hereof is withdrawn at the request of the Stockholders requesting such registration (other than as a result of information concerning the business or financial condition of the Corporation that is made known to the Stockholders after the date on which such registration was requested) and if the requesting Stockholders elect not to have such registration counted as a registration requested under Section 1.3 hereof, the requesting Stockholders shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Shares included in such registration. For purposes of this Section 1.6, the term "Registration Expenses" shall mean all expenses incurred by the Corporation in complying with Section 1 hereof, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for the Corporation and of one counsel appointed by the selling Stockholders to represent all of them, reasonable state Blue Sky fees and expenses and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts and selling commissions relating to the Registrable Shares, and the fees and expenses of more than one counsel to the Stockholders or any counsel to any individual Stockholder. The selling Stockholders shall pay any underwriting discounts and selling commissions relating to the Registrable Shares and any fees and expenses of any counsel to the Stockholders or any Stockholder, other than the fees and expenses of the one counsel appointed by the selling Stockholders to represent all of them.

               1.7 Indemnification and Contribution. In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Declaration, the Corporation will indemnify and hold harmless the Stockholders selling Registrable Shares, each underwriter of such Registrable Shares, and each other person, if any, who controls such Stockholder or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages, or liabilities, joint or several, to which such Stockholder, underwriter, or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws, or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus, or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Corporation will reimburse such Stockholder, underwriter, and each such controlling person in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the Corporation will not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus, or final prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Corporation, in writing, by or on behalf of such Stockholder, underwriter, or controlling person specifically for use in the preparation thereof.

          In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Declaration, each Stockholder selling Registrable Shares, severally and not jointly, will indemnify and hold harmless the Corporation, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Corporation or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities, joint or several, to which the Corporation, such directors and officers, underwriter, or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws, or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to such Stockholder furnished in writing to the Corporation by or on behalf of such Stockholder specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment, or supplement.

          Each party entitled to indemnification under this Section
1.7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified

Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1.7. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation, shall except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigations, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

          In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Shares exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 1.7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 1.7 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling Stockholder or any such controlling person in circumstances for which indemnification is provided under this Section 1.7; then, in each such case, the Corporation and such Stockholder will contribute to the aggregate losses, claims, damages, or liabilities to which they may be subject (after contribution from others) in such proportions so that such holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Shares offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, and the Corporation is responsible for the remaining portion; provided, however, that, in any such case, no person or entity guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation.

               1.8 Indemnification with Respect to Underwritten Offering. In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to
Section 1.3, the Corporation agrees to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by such issuer, including without limitation customary provisions with respect to indemnification by the Corporation of the underwriters of such offering.

               1.9  Information by Holder.  Each holder of
Registrable Shares included in any registration shall furnish to the Corporation such information regarding such holder and the distribution proposed by such holder as the Corporation may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this
Section 1.

               1.10 "Lock-Up" Agreement. To the extent requested by the Corporation in the event of a non-underwritten offering or to the extent requested by an underwriter in the event of an underwritten offering, the holders of Registrable Shares will defer the sale or distribution of all securities of the Corporation (other than Registrable Shares included in any such offering) for a period commencing thirty (30) days prior and terminating one hundred and twenty (120) days after the effective date or the expected effective date of the Registration Statement relating to such offering.

               1.11 Effective Time of Rights and Obligations. The Corporation and the Holders acknowledge and agree that the rights and obligations of the Holders set forth herein shall be exercisable by, and binding upon, the Holders only upon issuance of shares of Common Stock in connection with the Exchange or the Merger, as the case may be.

          2.   Miscellaneous.

          2.1 Rights. The rights granted herein to the Holders are not transferable and may not be assigned by any Holder thereof, except that a Holder may assign the rights granted herein upon the transfer of Registrable Shares only (i) to family members of such Holder and to trusts or to family partnerships and other similar entities which are either controlled by such Holder or established for the benefit of family members of such Holder (family members for purposes of this Declaration shall mean spouse, children (and their spouses), grandchildren (and their spouses), brothers or sisters of such Holder), (ii) to the estate or heirs of such Holder upon death and (iii) to another transferee so long as, in any such case, the transferee agrees to be bound by the terms of this Declaration.

          2.2 Titles and Subtitles. The titles and subtitles used in this Declaration are used for convenience only and are not to be considered in construing or interpreting this Declaration.

          2.3 Notices. Unless otherwise provided, any notice required or permitted under this Declaration shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on Schedule A hereto, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

          2.4 Amendments and Waivers. Any term of this Declaration may be amended and the observance of any term of this Declaration may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Corporation and the holders of a majority of the Registrable Shares then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Shares then outstanding, each future holder of all such Registrable Shares, and the Corporation.

          2.5 Obligations of Stockholders. By exercising any rights hereunder, each Stockholder shall be deemed to assume all obligations of a Stockholder hereunder as though such Stockholder were a signatory hereto. The Corporation may require any Stockholder to execute an instrument whereby such Stockholder expressly assumes all obligations of such Stockholder hereunder as a condition precedent to any obligation of the Corporation to such Stockholder hereunder.

          IN WITNESS WHEREOF, Associated Technologies, Inc. has executed this Declaration as of the day and year first above written.

                              ASSOCIATED TECHNOLOGIES, INC.



                              By:
                              ---------------------------------
                              Name:
                              Title:


111112

                     EXHIBIT 2(d) TO FORM 8-K

                         VOTING AGREEMENT

          THIS VOTING AGREEMENT (the "Agreement") is made and entered into as of the 8th day of January, 1998, by and among the persons listed on Schedule I hereto (collectively, the "Associated Group") and the persons listed on Schedule II hereto (collectively, the "VME Group") (each member of the Associated Group and the VME Group, a "Stockholder" and collectively the "Stockholders").

                         W I T N E S S E T H:

          WHEREAS, Associated, VME and certain securityholders of VME have entered into a Securities Exchange Agreement (the
"Exchange Agreement"), dated as of the 19th day of December, 1997 pursuant to which certain securities of VME held by such securityholders will be exchanged for Associated Common Stock (the "Exchange");

          WHEREAS, Associated, AT Sub, Inc., a wholly owned subsidiary of Associated ("Sub"), and VME have entered into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), pursuant to which Sub will be merged with and into VME and the capital stock of VME will be converted into the right to receive Associated Common Stock (the "Merger");

          WHEREAS, each member of the VME Group will receive shares of Associated Common Stock in connection with the Exchange; and

          WHEREAS, Associated and the Stockholders desire to enter into this Agreement for the purpose of setting forth their respective rights and obligations in connection with the appointment and election of members of the Board of Directors of Associated (the "Board of Directors"). Terms used herein without definition shall have the meanings ascribed thereto in the Exchange Agreement and the Merger Agreement.

          NOW, THEREFORE, for and in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto do agree as follows:

          1.   Board of Directors Appointment Rights.

               (a) Immediately prior to the closing of the Merger, the Board of Directors shall consist of three members designated by Associated (these and any other future designees or nominees of the Associated Group, the "Associated Designees").

               (b)  At the closing of the Merger: (i) the
Associated Designees shall resolve to increase the number of directors constituting the Board of Directors to six (6), (ii) the VME Group shall designate three members of the Board of Directors (these and any other future designees or nominees of the VME Group, the "VME Designees") and (iii) the Associated Designees shall resolve that the vacancies created by the increase in number of directors of Associated shall be filled by the VME Designees.

               (c) The Stockholders agree that as of the closing of the Merger, and so long as ten members of each of the Associated Group and the VME Group continue to own collectively, beneficially or of record, more than 20% of the outstanding shares of Associated Common Stock, the Board of Directors shall consist of six (6) members provided that, at any time, and from time to time, the Associated Group and the VME Group may mutually agree (i) to increase or decrease the number of directors constituting the Board of Directors, (ii) to appoint one or more independent directors to the Board of Directors, or (iii) to allow a third party to appoint one or more directors to the Board of Directors upon terms and conditions agreed upon between that third party and the Stockholders.

               (d) So long as ten members of the Associated Group own collectively, beneficially or of record, the percentage of Associated Common Stock outstanding set forth below, the Associated Group shall have the right to (i) nominate the number of directors set forth below for any annual or special meeting for the election of directors to the Board of Directors or (ii) fill any vacancy created by resignation or other removal of an Associated Designee to maintain the number of directors set forth below:

Percentage of Associated Common Stock        Number of Directors

     more than 20%                                     3
     more than 15%                                     2
     more than 10%                                     1
     10% or less                                       0

               (e) So long as ten members of the VME Group own collectively, beneficially or of record, the percentage of Associated Common Stock outstanding set forth below, the VME Group shall have the right to (i) nominate the number of directors set forth below for any annual or special meeting for the election of directors to the Board of Directors or (ii) fill any vacancy created by resignation or other removal of a VME Designee to maintain the number of directors set forth below:

Percentage of Associated Common Stock        Number of Directors

     more than 20%                                     3
     more than 15%                                     2
     more than 10%                                     1
     10% or less                                       0

               (f) Each member of the Associated Group agrees to vote the shares of Associated Common Stock owned by it in favor of the election of the VME Designees nominated or designated in accordance with subsection 1(e) above.

               (g) Each member of the VME Group agrees to vote the shares of Associated Common Stock owned by it in favor of the election of the Associated Designees nominated or designated in accordance with subsection 1(d) above.

               (h)  In case of any decrease in ownership of
Associated Common Stock by the Associated Group or the VME Group, such that the number of Associated Designees or VME Designees, as applicable, is required to be decreased in accordance with subsection 1(d) or 1(e) above, as applicable, then the Associated Group and the VME Group shall mutually agree upon the action to be taken.

               (i) Notwithstanding the provisions of this Section 1, neither any member of the VME Group nor any VME Designee shall have any obligations under this Agreement if Associated fails to provide reasonable assurance to such members or Designees that (i) it has filed all reports and returns required to be filed by it pursuant to Section 8.11 of the Exchange Agreement, (ii) in accordance with Section 8.12 of the Exchange Agreement, it has filed all forms, reports, statements and documents with the Securities and Exchange Commission, required to be filed pursuant to the Exchange Act, and, (iii) in accordance with Section 8.12 of the Exchange Agreement, the Associated Reports, as amended, are true and correct and complied in all material respects with the requirements of the Securities Act and the Exchange Act.

          2.   Additional Parties Hereto.

               (a) At such time as Cambridge Venture Limited, or its successors or assigns ("Cambridge"), becomes a direct or indirect beneficial owner of shares of Associated Common Stock, Cambridge shall be entitled to execute and deliver this Agreement, become a party hereto with all of the rights and obligations of a member of the Associated Group hereunder and be added to Schedule I hereto.

               (b) In the event that a designee of First Sydney Investments Pty Limited receives shares of Associated Common Stock as contemplated by Section 9.1(f) of the Exchange Agreement, such designee shall be entitled to execute and deliver this Agreement, become a party hereto with all of the rights and obligations of a member of the Associated Group hereunder and be added to Schedule I hereto.

               (c) In the event that any third-party not already a party to this Voting Agreement receives fifty-thousand (50,000) or more shares of Associated Common Stock (on a cumulative basis) as contemplated by Section 8.7 of the Exchange Agreement, such third-party shall be entitled to execute and deliver this Agreement, become a party hereto with all of the rights and obligations of a member of the Associated Group hereunder and be added to Schedule I hereto.

               (d) At such time as Octavian Limited ("Octavian") or Jonathan R. Wallace ("Wallace") or Ryco and Co. ("Ryco") executes and delivers a signature page to this Agreement, Octavian and/or Wallace and/or Ryco shall become a party hereto with all of the rights and obligations of a member of the VME Group hereunder and be added to Schedule II hereto.

          3. Effectiveness. This Agreement shall become effective upon or simultaneous with the consummation of the Exchange.

          4.   Miscellaneous Provisions.

               (a) Termination. This Agreement shall terminate upon the written agreement of the parties hereto or at such time as neither ten members of the Associated Group nor ten members of the VME Group own collectively, beneficially or of record, more than 10% of the outstanding shares of Associated Common Stock.

               (b) Legend. Each certificate representing the shares of Associated Common Stock owned, beneficially or of record, by any Stockholder shall bear a legend stating that such shares are subject to the provisions of this Agreement.

               (c) Entire Agreement. This Agreement embodies the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, whether written or oral, relating to such subject matter.

               (d) Notices. Any notice hereunder shall be in writing and shall become effective if delivered or tendered either in person or by facsimile, when received (and, in the case of a facsimile, receipt of such facsimile is confirmed to the sender) or, if sent by mail, five business days after being deposited in the United States mail, in a sealed envelope, registered or certified, with first class postage prepaid, in each case, addressed to the person to whom such notice is being given at such person's address appearing on the records of Associated or such other address as may have been given by such person to Associated for the purposes of notice in accordance with this subsection.

               (e)  Governing Law.  This Agreement shall be
governed by and construed in accordance with the laws of the State of Delaware without regard to the conflicts of law provisions thereof.

               (f) Successors. Any transferee, successor, or assignee, whether voluntary, by operation of law, or otherwise, of Associated Common Stock held by any Stockholder, which transferee, successor, or assignee is either an affiliate or successor by operation of law (pursuant to a merger or related transaction) of such Stockholder, shall be subject to and bound by the terms and conditions of this Agreement as fully as though such person were a signatory hereto.

               (g) Further Assurances. The Stockholders agree that during the term of this Agreement each such party shall take such actions as shall be reasonably necessary to effect the purposes of this Agreement.

               (h) Severability. Any provision hereof prohibited by or unlawful or unenforceable under any applicable law of any jurisdiction shall as to such jurisdiction be ineffective without affecting any other provision of this Agreement. To the full extent, however, that the provisions of such applicable law may be waived, they are hereby waived to the end that this Agreement be deemed to be a valid and binding agreement enforceable in accordance with its terms.

               (i) Remedies. The parties hereto shall have all remedies for breach of this Agreement available to them provided by law or equity. Without limiting the generality of the foregoing, the parties agree that in addition to all other rights and remedies available at law or in equity, the parties shall be entitled to obtain specific performance of the obligations of each party to this Agreement and immediate injunctive relief and that in the event any action or proceeding is brought in equity to enforce the same, no Stockholder will urge, as a defense, that there is an adequate remedy at law.

               (j) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

               (k) Headings. The headings contained in this Agreement are solely for convenience of reference and shall not affect the meaning or interpretation of this Agreement or of any term or provision hereof.

               (l) Waiver. No waiver, whether express or implied, of any provision hereof, or of any breach or default thereof, shall constitute a continuing waiver of any such provision or of any other provision hereof.

               (m) Amendments. This Agreement shall not be changed, modified or amended except by a writing signed by all parties hereto.

          IN WITNESS WHEREOF, the parties have executed this Voting Agreement as of the day and year first above written.

                         ASSOCIATED GROUP:

                         AUSTRALIAN EXPORT FUND

                         By:
                         -----------------------------------

                         BUSINESS & RESEARCH MANAGEMENT LTD.

                         By:
                         ------------------------------------
                         CIFC INVESTMENT PTY LTD.


                         By:
                         -------------------------------------

                         FINASIA PTY LTD.

                         By:
                         --------------------------------------

                         FIRST SYDNEY CAPITAL LTD.

                         By:
                         ---------------------------------------

                         FIRST SYDNEY INVESTMENT PTY LTD.

                         By:
                         ---------------------------------------

                         JAMESGATE FINANCE PTY LTD.

                         By:
                         ----------------------------------------

                         PROJECT & GENERAL FINANCE PTY LTD.

                         By:
                         -----------------------------------------

                         ST. MALO AUSTRALIA LIMITED

                         By:
                         -----------------------------------------

[signature page to Voting Agreement]

                                   VME GROUP:

                         ALLEN & COMPANY INCORPORATED

                         By:
                         --------------------------------------

                         BOST & CO.

                         By:
                         ---------------------------------------

                         FOSTER FAMILY TRUST A

                         By:
                         ---------------------------------------


                         ---------------------------------------
                         Patricia Livingston

                         REENPORT HOLDINGS LTD.

                         By:
                         --------------------------------------

                         RYCO AND CO.

                         By:
                         --------------------------------------

                         OCTAVIAN LIMITED

                         By:
                         --------------------------------------

                         TUDOR ARBITRAGE PARTNERS L.P.

                         By:
                         --------------------------------------

                         TUDOR BVI VENTURES LTD.

                         By:
                         ---------------------------------------

[signature page to Voting Agreement]

                         RAPTOR GLOBAL FUND L.P.

                         By:
                         --------------------------------------

                         RAPTOR GLOBAL FUND LTD.

                         By:
                         --------------------------------------

                         TURNSTONE COMPANY

                         By:
                         -------------------------------------

                         JONATHAN R. WALLACE

                         By:
                         --------------------------------------


[signature page to Voting Agreement]

111112

                         SCHEDULE I


Australian Export Fund
Business & Research Management Ltd.
CIFC Investment Pty Ltd.
Finasia Pty Ltd.
First Sydney Capital Ltd.
First Sydney Investment Pty Ltd.
Jamesgate Finance Pty Ltd.
Project & General Finance Pty Ltd.
St. Malo Australia Limited

                              SCHEDULE II

Allen & Company Incorporated
Bost & Co.
Foster Family Trust A
Patricia Livingston
Reenport Holdings Ltd
Tudor Arbitrage Partners L.P.
Tudor BVI Ventures Ltd.
Raptor Global Fund L.P.
Raptor Global Fund Ltd.
Turnstone Company




111112

                  EXHIBIT 2(e) TO FORM 8-K


                    NON-COMPETE AGREEMENT

          THIS NON-COMPETE AGREEMENT, made as of this 8th day of January, 1998, by and between the Stockholders listed on Schedule
I hereto (each a "Stockholder" and collectively, the "Stockholders") and Associated Technologies, Inc., a Delaware corporation ("Associated"). Capitalized terms used herein and not defined shall have the meanings assigned to such terms in the Securities Exchange Agreement dated as of the 19th day of December, 1997 (the "Securities Exchange Agreement"), among Associated, Virtual Music Entertainment, Inc., a Delaware corporation ("VME") and certain securityholders of VME.

          WHEREAS, Associated, VME and certain securityholders of VME have entered into the Securities Exchange Agreement, pursuant to which such securityholders will sell certain securities of VME in exchange for shares of Associated Common Stock;

          WHEREAS, the Stockholders are holders of capital stock of VME; and

          WHEREAS, it is a condition to the consummation of the transactions contemplated by the Securities Exchange Agreement that the Stockholders agree to enter into the non-competition and other agreements provided for herein.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants herein set forth, the Stockholders and Associated agree as follows:

                         ARTICLE 1

               NON-COMPETITION; NON-DISCLOSURE

          1.1 Non-Competition. (a) During the period commencing on the date hereof and ending three (3) years from the date hereof (the "Restricted Period"), no Stockholder, nor any affiliate or subsidiary of any Stockholder (each a "Stockholder Group Entity"), shall, directly or indirectly:

               (i) own, manage, operate, advise (whether or not for compensation), control, invest or acquire an interest in, or otherwise engage or participate in, whether as a proprietor, partner, stockholder, director, officer, joint venturer, lender, advisor, consultant, investor or other participant, any interactive music business (a "Competitive Business"); or

               (ii) solicit, induce or influence any customer, supplier, or any other person or entity which has a business relationship with Associated or any of its subsidiaries or affiliates (each an "Associated Group Entity") to discontinue or reduce the extent of such relationship with such Associated Group Entity; or

               (iii) (A) recruit, solicit, or otherwise induce or influence any employee of any Associated Group Entity to discontinue such employment with such Associated Group Entity, or
(B) employ or seek to employ, or cause any Competitive Business or permit any Competitive Business to employ or seek to employ any person who is employed by any Associated Group Entity.

          (b) Notwithstanding the foregoing, the provisions of this Article 1 will not be deemed breached merely because:

               (i) any Stockholder beneficially owns, in the aggregate, not more than 10% of the outstanding stock of any corporation, if such stock is not listed on a national securities exchange, or reported on Nasdaq or regularly traded in the over-the-counter market by a member of a national securities exchange; or

               (ii) any Stockholder beneficially owns stock of a corporation, if, (A) such stock is listed on a national securities exchange, is reported on Nasdaq, or is regularly traded in the over-the-counter market by a member of a national securities exchange and (B) such Stockholder is not a member of the Board of Directors of the issuer of such stock.

          1.2 Non-Disclosure. (a) During the Restricted Period, no Stockholder Group Entity shall intentionally disclose to any person, or use or otherwise exploit for the benefit of any person other than any Associated Group Entity, (i) any confidential information of any Associated Group Entity, including, without limitation, any trade secrets, customer lists, details of client or consultant contracts, marketing plans, product or service development plans or business acquisition plans, or (ii) any portion or phase of any technical information, ideas, "know-how", discoveries, product designs, computer programs (including source or object codes), processes, procedures, formulae or improvements relating to the business of any Associated Group Entity that is valuable, and whether or not in written or tangible form, and including all memoranda, notes, plans, reports, records, documents and other evidence thereof (all such information, documents and materials being hereinafter called "Confidential Information").

               (b)  The foregoing notwithstanding, the term
"Confidential Information" does not include, and there shall be no obligation hereunder with respect to, (i) information that is or becomes generally available to the public, other than as a result of an unauthorized disclosure by any Stockholder Group Entity or any agent or other representative thereof, or that is or becomes generally known to persons engaged in the interactive music business and (ii) business and technical methods applicable to the interactive music business generally. No Stockholder Group Entity shall have any obligation hereunder to keep confidential any Confidential Information if and to the extent disclosure of any thereof is required by law, and the Stockholder Group Entity concerned shall provide Associated with prompt notice of such requirement, prior to making any disclosure, so that Associated may seek an appropriate protective or restrictive order.

          1.3 Breach of Provisions. In the event that any Stockholder shall breach any of the provisions of this Article 1, or in the event that any such breach is threatened by any Stockholder, in addition to and without limiting or waiving any other remedies available to Associated at law or in equity, Associated shall be entitled to immediate injunctive relief in any courts having the capacity to grant such relief, to restrain any such breach or threatened breach and to enforce the provisions of this Article 1. Each Stockholder acknowledges and agrees that there is no adequate remedy at law for any such breach or threatened breach and, in the event that any action or proceeding is brought seeking injunctive relief, no Stockholder shall use as a defense thereto that there is an adequate remedy at law.

          1.4 Reasonable Restrictions. The parties acknowledge that (a) the agreements in this Article 1 are essential to protect the business and goodwill of the Associated Group Entities and (b) the foregoing restrictions are under all of the circumstances reasonable and necessary for the protection of Associated and its business.

                         ARTICLE 2

                       MISCELLANEOUS

          2.1 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, heirs, distributees and successors; provided, that the rights and obligations of the Stockholders under this Agreement shall not be assignable by any of them.

          2.2 Notices. All notices and other communications hereunder and all legal process in regard hereto shall be validly given, made or served if in writing, when delivered personally (by courier service or otherwise), or when actually received when mailed by first-class certified or registered United States mail, postage-prepaid and return receipt requested, to the address of the party to receive such notice or other communication set forth below, or at such other address as any party hereto may from time to time advise the other party pursuant to this Section:

          If to Associated, to:

          Associated Technologies, Inc.
          c/o First Sydney Capital Limited
          Level 5
          151 Macquarie Street
          Sydney, NSW 2000 Australia
          Telecopier No.:  011-61-2-9241-5189
          Attn:  Mr. Leonard N. McDowall

          with a copy to:

          Werbel & Carnelutti
          711 Fifth Avenue
          New York, New York  10022
          Fax: (212) 832-3353
          Attention: Stephen M. Davis, Esq.

          If to any Stockholder, to such
          Stockholder at the address set forth on
          Schedule I hereto;

or to such other Person or address as any of them shall furnish to the others in writing.

          2.3 Severability. If any provision of this Agreement, or portion thereof, shall be held invalid or unenforceable by a court of competent jurisdiction, such invalidity or unenforceability shall attach only to such provision or portion thereof, and shall not in any manner affect or render invalid or unenforceable any other provision of this Agreement or portion thereof, and this Agreement shall be carried out as if any such invalid or unenforceable provision or portion thereof were not contained herein. In addition, any such invalid or unenforceable provision or portion thereof shall be deemed, without further action on the part of the parties hereto, modified, amended or limited to the extent necessary to render the same valid and enforceable.

          2.4 Waiver. No waiver by a party hereto of a breach or default hereunder by the other party shall be considered valid, unless in writing signed by such first party, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or any other nature.

          2.5 Entire Agreement. This Agreement sets forth the entire agreement between the parties with respect to the subject matter hereof, and supersedes any and all prior agreements between the Stockholders and Associated, whether written or oral, relating to any or all matters covered by and contained or otherwise dealt with in this Agreement.

          2.6 Amendment. No modification, change or amendment of this Agreement or any of its provisions shall be valid, unless in writing and signed by the party against whom such claimed modification, change or amendment is sought to be enforced.

          2.7 Authority. The parties each represent and warrant that they have the power, authority and right to enter into this Agreement and to carry out and perform the terms, covenants and conditions hereof.

          2.8 Governing Law and Jurisdiction. This Agreement, and all of the rights and obligations of the parties hereunder, shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts. Any legal action or proceeding arising out of, or directly or indirectly relating to, this agreement shall be instituted in the courts of the Commonwealth of Massachusetts, or of the United States located in the Commonwealth of Massachusetts, and the parties hereby irrevocably submit to the jurisdiction of each such court in any such action or proceeding.

111112

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                              ASSOCIATED TECHNOLOGIES, INC.

                              By:
                              ------------------------------
                              Name:
                              Title:

                              BOST & CO.

                              By:
                              ------------------------------
                              Name:
                              Title:

                              TUDOR ARBITRAGE PARTNERS L.P.

                              By:
                              --------------------------------
                              Name:
                              Title:

                              TUDOR BVI VENTURES LTD.

                              By:
                              ---------------------------------
                              Name:
                              Title:

                              RAPTOR GLOBAL FUND L.P.

                              By:
                              ---------------------------------
                              Name:
                              Title:

                              RAPTOR GLOBAL FUND LTD.

                              By:
                              ----------------------------------
                              Name:
                              Title:

                              TURNSTONE COMPANY

                              By:
                              ----------------------------------
                              Name:
                              Title:

[signature page to Non-Compete Agreement]

                         SCHEDULE I


Name of Stockholder                Address for Notices


Bost & Co. and related entities    Woodstock Corporation
                                   27 School Street
                                   Boston, MA  02108
                                   Attn: Mr. Leslie Ferlazzo

Tudor (including Tudor Arbitrage   Tudor Investment Corporation
Partners L.P., Tudor BVI           40 Rowes Wharf, 2nd Floor
Ventures Ltd., Raptor Global Fund  Boston, MA 02110
L.P., Raptor Global Fund Ltd.)     Attn:  Mr. Robert Forlenza
and related entities

Turnstone Company and related      Edgewood Management
entities                           Company
                                   675 Third Avenue, 17th Floor
                                   New York, New York  10017
                                   Attn: Mr. Nicholas Stephens

111112

                      EXHIBIT 2(f) TO FORM 8-K


                                                  EXECUTION COPY





                    AGREEMENT AND PLAN OF MERGER

                         BY AND AMONG

                    ASSOCIATED TECHNOLOGIES, INC.

                         AT SUB, INC.

                             and

                 VIRTUAL MUSIC ENTERTAINMENT, INC.













                    Dated as of January 8, 1998

          AGREEMENT AND PLAN OF MERGER dated as of January 8th, 1998 (the "Agreement"), by and among ASSOCIATED TECHNOLOGIES, INC., a Delaware corporation ("Associated"), AT SUB, INC., a Delaware corporation and wholly-owned subsidiary of Associated ("Sub" or "Buyer"), VIRTUAL MUSIC ENTERTAINMENT, INC., a Delaware corporation ("VME") (Sub and VME being hereinafter collectively referred to as the "Constituent Corporations").

          WHEREAS, the respective Boards of Directors of Associated, Sub, and VME have each determined that it is advisable and for the benefit and in the best interests of their corporations and their respective stockholders that VME combine with Associated by means of a merger of Sub with and into VME, with VME being the surviving corporation, on the terms and conditions hereinafter set forth (the "Merger");

          NOW, THEREFORE, in consideration of the premises, the mutual covenants, representations and warranties herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto intending to be bound hereby agree as follows:


                         ARTICLE 1.

                         THE MERGER

          SECTION 1.1 The Merger. Subject to the terms and conditions hereof, at the Effective Time (as defined in Section 1.3), Sub shall be merged with and into VME in accordance with the applicable provisions of the General Corporation Law of the State of Delaware ("Delaware Law"); VME, as the surviving corporation in the Merger (the "Surviving Corporation"), shall continue its corporate existence under Delaware Law; the corporate existence of Sub shall be merged into and transferred to the Surviving Corporation; and the separate existence of Sub shall thereupon cease.

          SECTION 1.2 Stockholder's Meeting. VME shall, as soon as practicable, take all action necessary in accordance with applicable law and its Certificate of Incorporation and By-Laws to convene a meeting of its stockholders to consider and vote upon the approval of the Merger. The Board of Directors of VME has approved and has recommended that its stockholders approve the Merger.

          SECTION 1.3  Consummation of the Merger; Effective Time.
As soon as practicable following the Closing (as defined in Section
2.4), the parties hereto will file with the Secretary of State of the State of Delaware a Certificate of Merger in such form as required by, and executed in accordance with, the relevant provisions of Delaware Law. The Merger shall become effective at such time (the "Effective Time") as the Certificate of Merger shall have been duly filed with the Secretary of State of the State of Delaware.

          SECTION 1.4  Effect of the Merger.  Upon the
effectiveness of the Merger, the Surviving Corporation shall succeed, without any other action, to all rights and property of each of the Constituent Corporations, and shall be subject to all the debts and liabilities of each of the Constituent Corporations, in the same manner as if the Surviving Corporation had itself incurred them, all with the effects set forth in Delaware Law.

                         ARTICLE 2.

               CONVERSION AND CANCELLATION OF SECURITIES

          SECTION 2.1 Conversion of Shares. (a) As of the Effective Time, by virtue of the Merger, automatically and without any action on the part of the holders thereof, each of the following, other than Dissenting Shares, De Minimis Shares (as each is hereinafter defined) and shares of VME capital stock received by Associated pursuant to the Securities Exchange Agreement (the "Securities Exchange Agreement") between VME and Associated dated as of December 19, 1997:

     (i) the shares of VME's common stock, $.01 par value per share (the "VME Common Stock"), issued and outstanding immediately prior to the Effective Time; and

     (ii) the shares of VME's Series D and Series E Preferred
Stock, $.01 par value per share (the "VME Preferred Stock"), issued and outstanding immediately prior to the Effective Time,

shall become and be converted into the right to receive the appropriate allocation pursuant to the application of the Exchange Ratio, as set forth on Exhibit A hereto, subject to adjustment as set forth below, of fully paid and nonassessable shares (the
"Merger Shares") of common stock, $0.001 par value per share, of Associated (the "Associated Common Stock"). The aggregate number of Merger Shares shall be adjusted (i) to the extent of Dissenting Shares, (ii) to the extent of the De Minimis Shares and (iii) as a result of adjustments in accordance with Section 4.1. The number of shares of Associated Common Stock issuable to the holders of VME Common Stock and VME Preferred Stock shall be appropriately adjusted to reflect fully the effect of any stock dividend
(including any dividend or distribution of securities convertible into Associated Common Stock), reorganization, recapitalization, or other like change with respect to Associated Common Stock occurring after the date hereof and prior to the Effective Time. Each of the VME Common Stock and the VME Preferred Stock are hereinafter collectively referred to as the "VME Tendered Securities." At the Effective Time, each share of capital stock of VME held in the treasury of VME, or by Associated or Sub, immediately prior to the

Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be automatically cancelled and retired and cease to exist and no securities or other consideration shall be payable in respect thereof.

               (b) Warrants. (A) Each warrant exercisable for shares of the capital stock of VME (each a "VME Warrant") that is outstanding and unexercised at the Effective Time, by virtue of the Merger, automatically and without any action on the part of the holder thereof, and subject to the other terms and conditions thereof, shall be deemed to be exercisable for that number of shares of Associated Common Stock that the holder of such VME Warrant would have received in the Merger pursuant to Section 2.1 had such holder exercised such VME Warrant in full immediately prior to the Effective Time and the price per share of Associated Common Stock issuable after the Effective Time upon exercise of such VME Warrant shall equal the price per share of the VME Common Stock under such VME Warrant as in effect prior to the Effective Time divided by the applicable ratio set forth on Exhibit A hereto. After the Effective Time, Associated shall issue to each holder of a VME Warrant a new warrant on substantially the same terms as the VME Warrant; provided, however, that the failure of Associated to so issue new warrants in substitution for VME Warrants shall not limit the rights of the holder hereunder or thereunder and each such VME Warrant will be deemed amended to substitute Associated in place of VME and the terms and conditions of each such VME Warrant shall be applicable to Associated in the same manner as they would have been applicable to VME if the Merger had not occurred except that such holder shall be entitled to receive the number of shares of Associated Common Stock upon exercise and at an exercise price as set forth and calculated pursuant to the first sentence of this
Section 2.1(b). Associated shall set aside and reserve the number of shares of Associated Common Stock issuable upon exercise of the replacement warrants issuable by Associated at the Effective Time in exchange for the VME Warrants.

          (B) Notwithstanding the foregoing, each holder of a VME Warrant to purchase Series E Preferred Stock of VME (each respectively a "Series E Warrant" and "Series E Stock") may elect to surrender such Series E Warrant to Associated at the Effective Time of the Merger and receive in exchange therefor .0378 shares of Associated Common Stock for each share of Series E Stock purchasable upon exercise of such Series E Warrant without payment of additional consideration.

          (C) In the event (i) the number of shares of Associated Common Stock reserved for issuance upon exercise of Series E
Warrants after the Merger plus (ii) the number of shares of Associated Common Stock issued to holders of Series E Warrants pursuant to clause (B) above is less than 119,351 shares of Associated Common Stock, the difference between (x) 119,351 shares of Associated Common Stock and (y) the total of such shares that are so reserved or issued will be delivered to the Escrow Agent pursuant to the Escrow Agreement and shall be deemed Escrow Shares for all purposes.

               (c) De Minimis Shares. As of the Effective Time, each share of VME Common Stock held by a holder of VME capital stock who holds 10,000 or fewer shares of VME Common Stock and no shares of VME Preferred Stock, all of which holders are listed on
Schedule 2.1(c) hereto (the "Minor Holders"), by virtue of the Merger, automatically and without any action on the part of the holder thereof, shall become and be converted into the right to receive 9.45 cents ($0.0945) in cash from Associated. The aggregate number of shares of VME Common Stock held by the Minor Holders shall hereinafter be referred to as the "De Minimis Shares". The Merger Shares and the aggregate amount of the cash payments payable by Associated to the Minor Holders pursuant to this Section 2.1(c), collectively, shall hereinafter be referred to as the "Merger Consideration."

          SECTION 2.2 Escrow. A portion of the Merger Shares will be placed into escrow pursuant to the terms of the Escrow Agreement (as defined in the Securities Exchange Agreement to be used to satisfy any indemnification obligations of the Indemnifying Stockholders (as hereinafter defined) arising under Section 11.2 hereof.

          SECTION 2.3 Appraisal Rights. Holders of shares of VME Common Stock or VME Preferred Stock who duly exercise and perfect appraisal rights under Section 262 of Delaware Law (such shares referred to herein as "Dissenting Shares") shall have the appraisal rights set forth in Section 262 of Delaware Law and no other rights; provided, however, that Dissenting Shares beneficially and legally owned by the holder thereof at the Effective Time who shall, after the Effective Time, withdraw the demand for appraisal or lose the right of appraisal as provided in such law, shall be deemed to be converted, as of the Effective Time, into (i) the right to receive the Merger Consideration set forth in Section 2.1 hereof or (ii) if such holder is a Minor Holder, the right to receive the cash payment described in Section 2.1(c) hereof.

          SECTION 2.4 Closing. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place, unless the parties shall otherwise agree, at the offices of Werbel & Carnelutti, 711 Fifth Avenue, New York, New York 10022 at 10:00 A.M. local time (i) as soon as practicable after the day on which the last condition set forth in Article 9 shall have been fulfilled or waived or (ii) at such other time as VME and Associated may mutually agree (the "Closing Date").

                         ARTICLE 3.

               CERTIFICATES OF INCORPORATION AND BY-LAWS

          SECTION 3.1  Certificate of Incorporation and By-Laws.
As of the Effective Time, the Certificate of Incorporation and By-Laws of VME as in effect at the Effective Time shall be the Certificate of Incorporation and By-Laws of the Surviving
Corporation until thereafter amended as provided by law.

          SECTION 3.2 Directors and Officers of VME. The directors and officers of VME at the Effective Time shall be the initial directors and officers of the Surviving Corporation and shall hold office from the Effective Time until the respective successors are duly elected or appointed and qualified in the manner provided in the Certificate of Incorporation or By-Laws of the Surviving Corporation or as otherwise provided by law.

                         ARTICLE 4.

               CERTAIN PROVISIONS RELATING TO SHARES

          SECTION 4.1 No Fractional Shares of Associated Common Stock. No fractional shares of Associated Common Stock shall be issued by Associated in the Merger and the number of shares of Associated Common Stock to be issued pursuant to the terms of the Merger shall be rounded down to the next whole number. In lieu of any fractional share, a holder of shares of VME Common Stock and/or VME Preferred Stock who would otherwise be entitled to a fraction of a share of Associated Common Stock (after aggregating all fractional shares of Associated Common Stock to be received by such holder) shall receive from Associated an amount of cash (rounded to the nearest whole cent) equal to the product of (a) such fraction, multiplied by (b) $2.50.

          SECTION 4.2  Associated to Make Merger Consideration
Available. Associated shall designate its stock transfer agent to act as exchange agent (the "Exchange Agent") in connection with the Merger. As soon as practicable after the Effective Time, Associated shall make available and, subject to the provisions of
Section 2.2 and Section 4.1 hereof, each holder of a VME Tendered
Security shall be entitled to receive, upon surrender to the Exchange Agent of such VME Tendered Security for cancellation and subject to any required withholding of taxes under any applicable federal income tax laws ("Backup Withholding"), (i) the aggregate number of shares of Associated Common Stock into which such VME
Tendered Security shall have been converted in the Merger pursuant to Section 2.1(a) and cash payment in lieu of fractional shares pursuant to Section 4.1 or (ii) the cash payment into which such VME Tendered Security (in the case of a VME Tendered Security representing De Minimis Shares) shall have been converted in the Merger pursuant to Section 2.1(c). Until so surrendered and exchanged, each such VME Tendered Security (other than VME Tendered

Securities representing any Dissenting Shares or shares of the capital stock of VME held by VME, Associated or Sub) shall represent solely the right to receive the Merger Consideration into which the stock certificate which represented such VME Tendered Security prior to the Effective Time shall have been converted pursuant to Section 2.1(a) and (c), less any Backup Withholding.
As soon as practicable after the Effective Time, Associated shall cause the Exchange Agent to mail a transmittal form to each holder of such VME Tendered Security advising such holder of the procedure for surrendering to the Exchange Agent such VME Tendered Security for payment in accordance with this Section 4.2.

          SECTION 4.3 Lost, Stolen or Destroyed Certificates. In the event any certificates evidencing shares of VME Common Stock or VME Preferred Stock shall have been lost, stolen or destroyed, the Exchange Agent shall issue in exchange for such lost, stolen or destroyed certificates, upon the making of an affidavit of that fact by the holder thereof (the form of such affidavit to be provided by the Exchange Agent to the holder of the lost, stolen or destroyed certificate), (i) such shares of Associated Common Stock as may be required pursuant to Section 2.1 (a) and cash for factional shares, if any, as may be required pursuant to Section 4.1, or (ii) in the case of Minor Holders, such cash payments as may be required by Section 2.1(c).

          SECTION 4.4 Taking of Necessary Action; Further Action. Sub, Associated and VME shall each take all such action as may be necessary or appropriate in order to effectuate the Merger as promptly as possible, subject to all of the terms and conditions hereof. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of either of the Constituent Corporations, the officers and directors of each such corporation are fully authorized in the name of such corporation or otherwise to take, and shall take, all such action.

          SECTION 4.5 Closing of VME's Transfer Books. At the Effective Time, the stock transfer books of VME shall be closed and no transfer of shares of capital stock of VME shall thereafter be made, except for transfers of Dissenting Shares, as permitted by law. If, after the Effective Time, certificates representing any shares of capital stock of VME are presented to the Surviving Corporation, they shall be cancelled and exchanged for the holder's allocated portion of the Merger Consideration as provided in
Section 2.1(a) and (c) hereof.

                         ARTICLE 5.

               REPRESENTATIONS AND WARRANTIES OF VME

          Except as set forth in the Disclosure Schedule to be delivered by VME to Associated (the "VME Disclosure Schedule"), which shall identify exceptions by specific Section references, VME hereby represents and warrants to Associated and Sub that:

          SECTION 5.1  Organization and Qualification;
Subsidiaries. Each of VME and Virtual Music Entertainment (EUR), Ltd., its sole subsidiary, is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted and is duly qualified and in good standing to do business in each jurisdiction in which the nature of the business conducted by it or the ownership or leasing of its properties makes such qualification necessary, other than where the failure to be in good standing, or to have such power and authority, or to be duly qualified and in good standing, as the case may be, would not have a VME Material Adverse Effect. The term "VME Material Adverse Effect" as used in this Agreement shall mean any event, change or effect that, individually or when taken together with all other such events, changes or effects, would be materially adverse to the financial condition, properties, assets, business or operations of VME and its subsidiary, taken as a whole, at the time of such event, change or effect.

          SECTION 5.2 Authority. VME has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby (other than, with respect to the Merger, the approval and adoption of this Agreement by the holders of a majority of the outstanding shares of the capital stock of VME in accordance with Delaware Law). The execution and delivery of this Agreement by VME and the consummation by VME of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no other corporate proceedings on the part of VME are necessary to authorize this Agreement or to consummate the transactions contemplated hereby (other than, with respect to the approval and adoption of this Agreement, by the holders of a majority of the outstanding shares of the capital stock of VME in accordance with Delaware Law). This Agreement has been duly executed and delivered by VME and, assuming the due authorization, execution and delivery thereof by Associated and Sub, constitutes the legal, valid and binding obligation of VME, enforceable against VME in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other laws affecting the enforcement of creditors' rights in general from time to time in effect and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          SECTION 5.3  No Conflict; Required Filings and Consents.

               (a) The execution and delivery of this Agreement by VME does not, and the performance of this Agreement by VME and the consummation of the transactions contemplated hereby will not, excepting any shareholder votes required by Delaware Law, (i) conflict with or violate the Certificate of Incorporation or By-Laws, in each case as amended or restated, of VME or its subsidiary, (ii) conflict with or violate any federal, state, foreign or local law, statute, ordinance, rule, regulation, order, judgment, arbitration award or decree (collectively, "Laws") Government Permit (as hereinafter defined) in effect as of the date of this Agreement and applicable to VME or its subsidiary or by which any of their respective properties is bound or subject to including, without limitation, Section 203 of Delaware Law or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the properties or assets of VME or its subsidiary pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, order, decree, franchise or other material instrument or obligation to which VME or its subsidiary is a party or by which VME or its subsidiary or any of their respective properties is bound or is subject to, except for any such conflicts or violations described in clause
(ii) or breaches, defaults, events, rights of termination, amendment, acceleration or cancellation or liens or encumbrances described in clause (iii) that would not have a VME Material Adverse Effect.

               (b) The execution and delivery of this Agreement by VME does not, and the performance of this Agreement by VME and the ownership and operation of the business and properties of VME and its subsidiary by the Surviving Corporation following the Effective Time will not, as of the date of this Agreement, require VME or its subsidiary to obtain any consent, approval, authorization or permit of, or to make any filing with or notification to, any governmental or regulatory authority ("Governmental Entities"), except (i) for applicable requirements, if any, of the Securities Act of 1933, as amended (the "Securities Act"), and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), state securities or blue sky laws ("Blue Sky Laws") and the filing and recordation of appro-priate merger documents as required by Delaware Law and (ii) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not, either individually or in the aggregate, prevent VME from performing its obligations under this Agreement or otherwise have a VME Material Adverse Effect.

                         ARTICLE 6

          REPRESENTATIONS AND WARRANTIES OF ASSOCIATED AND SUB

          Except as set forth in the Disclosure Schedule to be delivered by Associated and Sub to VME (the "Associated Disclosure Schedule"), which shall identify exceptions by specific Section references, Associated and Sub, jointly and severally, each hereby represents and warrants to VME that:

          SECTION 6.1  Organization and Qualification;
Subsidiaries. Each of Associated, Sub and Ogenic Technologies Pty Ltd. ("Ogenic") is duly incorporated, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted and is duly qualified and in good standing to do business in each jurisdiction in which the nature of the business conducted by it or the ownership or leasing of its properties makes such qualification necessary, other than where the failure to be in good standing, or to have such power and authority, or to be duly qualified and in good standing, as the case may be, would not have an Associated Material Adverse Effect. Each subsidiary that is owned, directly or indirectly, by Associated is listed in Section 6.1 of the Associated Disclosure Schedule. Each of Ogenic Sales, Pty Ltd. ("Ogenic Sales") and Ogenic Industries Pty Ltd. ("Ogenic Industries") is a non-operating/inactive subsidiary of Associated. Each of Sub, Ogenic and any other subsidiary of Associated, except Ogenic Sales and Ogenic Industries, listed in Section 6.1 of the Associated Disclosure Schedule shall individually hereinafter be referred to as a "Subsidiary" and together as "Subsidiaries". The term "Associated Material Adverse Effect" as used in this Agreement shall mean any event, change or effect that, individually or when taken together with all other such events, changes or effects, would be materially adverse to the financial condition, properties, assets, business or operations of Associated and all of its subsidiaries, at the time of such event, change or effect.

          SECTION 6.2 Authority. Each of Associated and Sub has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Associated and Sub and the consumma-tion by Associated and Sub of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no other corporate proceedings on the part of Associated or Sub are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Associated and Sub and, assuming the due authorization, execution and delivery thereof by VME, constitutes the legal, valid and binding obligation of Associated and Sub enforceable against Associated and Sub in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other laws affecting the enforcement of creditors' rights in general from time to time in effect and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          SECTION 6.3  No Conflict; Required Filings and Consents.

               (a) The execution and delivery of this Agreement by Associated and Sub does not, and the performance of this Agreement by Associated and Sub and the consummation of the transactions contemplated hereby will not (i) conflict with or violate the Certificate of Incorporation or By-Laws, or the equivalent organizational documents, in each case as amended or restated, of Associated or the Subsidiaries, (ii) conflict with or violate any Laws or Associated Permit (as hereinafter defined) in effect as of the date of this Agreement applicable to Associated or any of its subsidiaries or by which any of their respective properties is bound or subject to, including, without limitation, Section 203 of Delaware Law, or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on the properties or assets of Associated or any Subsidiary pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, order, decree, franchise or other material instrument or obligation to which Associated or any Subsidiary is a party or by which Associated or any Subsidiary or any of their respective properties is bound or subject to, except for any such conflicts or violations described in clause (ii) or breaches, defaults, events, rights of termination, amendment, acceleration or cancellation or liens or encumbrances described in clause (iii) that would not have an Associated Material Adverse Effect. The Board of Directors of Associated has taken all actions necessary under Delaware Law, including approving the transactions contemplated in this agreement, to ensure that Section 203 of Delaware Law does not, or will not, apply to the transactions contemplated in this Agreement.

               (b) The execution and delivery of this Agreement by Associated and Sub does not, and the performance of this Agreement by Associated and Sub will not, as of the date of this Agreement, require Associated or any Subsidiary to obtain any consent, approval, authorization or permit of, or to make any filing with or notification to, any Governmental Entities, except (i) for applicable requirements, if any, of the Securities Act, the Exchange Act, Blue Sky Laws and the filing and recordation of appropriate merger documents as required by Delaware Law and (ii) where the failure to obtain such consents, approvals, authoriza-tions or permits, or to make such filings or notifications, would not, either individually or in the aggregate, prevent either

Associated or Sub from performing its obligations under this Agreement or otherwise have an Associated Material Adverse Effect.

                            ARTICLE 7

                            COVENANTS

          SECTION 7.1 Affirmative Covenants of VME and Associated. Each of VME and Associated hereby covenants and agrees that, during the period commencing on the date hereof and continuing until the Effective Time, unless otherwise expressly contemplated by this Agreement or consented to in writing by the other party which consent shall not be unreasonably withheld or delayed, each of them will carry on its business, and will cause each of its subsidiaries to carry on its business, in the ordinary course and in sub-stantially the same manner as it is currently being conducted. In addition, Associated and VME shall each take all such action as may be necessary or appropriate in order to effectuate the Merger as promptly as possible, subject to all of the terms and conditions hereof. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement, the officers and directors of Associated and VME are fully authorized in the name of such corporation or otherwise to take, and shall take, all such action.

          SECTION 7.2 Negative Covenants of VME and Associated. Except as expressly contemplated by this Agreement or otherwise consented to in writing by Associated or VME (which consent shall not be unreasonably withheld or delayed), from the date of this Agreement until the Effective Time, neither Associated nor VME will, and neither Associated nor VME will permit any of its subsidiaries to, do any of the following:

               (a) enter into any contract or commitment, incur any material indebtedness or take any other action that is not in the ordinary course of business or that, at the time the party enters into such contract or commitment, incurs such indebtedness or takes such action, may reasonably be expected to have a material adverse impact on the transaction contemplated hereby, provided, that each may incur liabilities and obligations under contracts and agreements entered into prior to the date of this Agreement and disclosed to the other party;

               (b) declare or pay any dividend on, or make any other distribution in respect of, outstanding shares of its capital stock;

               (c) sell, lease, exchange, mortgage, pledge, transfer or otherwise dispose of, or agree to sell, lease, exchange, mortgage, pledge, transfer or otherwise dispose of, any of its assets other than in the ordinary course of business;

               (d) (i) redeem, purchase or otherwise acquire any shares of its capital stock or equity interest or any securities or obligations convertible into or exchangeable for any shares of its capital stock or equity interest, or any options, warrants or conversion or other rights to acquire any shares of its capital stock or any such securities or obligations; (ii) effect any reorganization or recapitalization; or (iii) split, combine or reclassify any of its or its respective subsidiaries, capital stock or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for, shares of its capital stock; or

               (e) Except for transactions contemplated by the Securities Exchange Agreement or pursuant to the terms, on the date hereof, of any employee stock option plan of Associated currently in effect, (i) issue, deliver, award, grant or sell, or authorize or propose the issuance, delivery, award, grant or sale (including the grant of any security interests, liens, claims, pledges, limitations in voting rights, charges or other encumbrances) of, any shares of any class of its capital stock or other securities (including shares held in treasury), any securities convertible into or exercisable or exchangeable for any such shares, or any rights, warrants or options to acquire, any such shares; or (ii) amend or otherwise modify the terms of any such rights, warrants or options the effect of which shall be to make such terms more favorable to the holders thereof;

               (f) agree, whether in writing or otherwise, to take any action described in clauses (a) through (e) above.

          SECTION 7.3 Access and Information. Between the date of this Agreement and the Effective Time or earlier termination of this Agreement, each of Associated and VME shall, and shall cause each of its subsidiaries to, (a) afford the other party and its officers, directors, accountants, legal counsel, and other authorized representatives (collectively, the "Representatives") access upon reasonable prior notice and during regular business hours to its officers, employees, agents, properties, offices and other facilities and to the books and records thereof and (b) furnish promptly to the other party and its Representatives such information concerning the business, properties, contracts, records and personnel of it and its subsidiaries (including, without limitation, financial, operating and other data and information) as may be requested, from time to time, by the other party. All of such data and information shall be subject to the terms and conditions of the Mutual Agreement of Confidentiality signed by each of VME and Associated for the benefit of the other dated May 15, 1997 (the "Confidentiality Agreement").

          SECTION 7.4  Stockholder Representative.  Stockholders of
VME holding a majority of the outstanding shares of the capital stock of VME shall have appointed Robert P. Forlenza and Leslie A.

Ferlazzo as stockholder representatives solely to perform the functions and obligations, and to exercise all rights, of the Indemnifying Stockholders' Agent (as hereinafter defined) set forth in Article 11 hereof and of the Stockholders' Agent (as defined in the Escrow Agreement) under the Escrow Agreement. Such authority shall be valid until the date on which no Escrow Shares (as defined in the Escrow Agreement) are held by the Escrow Agent (as defined in the Escrow Agreement). The stockholder representatives shall not be liable to any stockholder of VME with respect to any action taken or omitted to be taken by either of the stockholder representatives, except in the case of gross negligence, bad faith or willful misconduct.

                         ARTICLE 8

                    ADDITIONAL AGREEMENTS

          SECTION 8.1 Meeting of Stockholders. As promptly as is reasonably practicable after the execution of this Agreement, VME shall take all action necessary in accordance with Delaware Law, and its Certificate of Incorporation and By-Laws, to convene a meeting of its stockholders to act on this Agreement. Unless otherwise required under the applicable fiduciary duties of the directors of VME, as determined by such directors in good faith, VME shall use all reasonable efforts to solicit from its stockholders proxies in favor of adoption of this Agreement and approval of the transactions contemplated hereby, and shall take all other lawful action reasonably necessary or advisable to secure the vote or consent of stockholders to obtain such approvals.

          SECTION 8.2 Preparation of Proxy Materials and Issuer Disclosure Statement. As promptly as is reasonably practicable after the execution of this Agreement, Associated and VME shall prepare the proxy materials to be sent to the stockholders of VME in connection with either (i) the action by written consent or (ii) the meeting of the stockholders of VME to consider the Merger (such proxy materials including any supplements thereto are referred to herein as the "Proxy Materials"), and Associated shall prepare the disclosure statement required under Rule 506 of Regulation D of the Securities Act in connection with the offer and sale by Associated of the Merger Shares to the stockholders of VME as contemplated by this Agreement (such disclosure statement including any amendments thereto is referred to herein as the "Issuer Disclosure Statement")to be included as part of the Proxy Materials.

          SECTION 8.3  Registration Rights.  Associated shall
comply with the terms and conditions set forth in the Declaration of Registration Rights (as defined in the Securities Exchange
Agreement).

          SECTION 8.4  Appropriate Action; Consents; Filings.
(a) VME and Associated shall each use all reasonable efforts to
(1) take, or cause to be taken, all appropriate action, and do, or cause to be done, all things necessary, proper or advisable under applicable Law or otherwise to consummate, satisfy the conditions to, and make effective the transactions contemplated by this Agreement, (2) obtain from any Governmental Entities or other persons any consents, licenses, permits, waivers, approvals, authorizations or orders required to be obtained or made by either company or any of the subsidiaries of either in connection with the authorization, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, (3) make all necessary filings, and thereafter make any other required submissions, with respect to this Agreement and the Merger required under (A) the Securities Act and the Exchange Act and the rules and regulations thereunder, and any other applicable federal or state securities laws, and (B) any other applicable Law. VME and Associated shall furnish all information required for any application or other filing to be made pursuant to the rules and regulations of any applicable Law (including all information required to be included in the Issuer Disclosure Statement and the Proxy Materials) in connection with the transactions contemplated by this Agreement.

               (b) Each of VME and Associated agrees to use its best efforts to contest and resist any action, including administrative or judicial actions, and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order (whether temporary, preliminary or permanent) (an "Order") that is in effect and that restricts, prevents or prohibits the consummation of the Merger or any other transactions contemplated by this Agreement, by pursuing all reasonable available avenues of administrative and judicial appeal; provided, however, that in no event shall either VME or Associated take, or be required to take, any action that might reasonably be expected to have a VME Material Adverse Effect or an Associated Material Adverse Effect.

               (c) Each of VME and Associated shall give (or shall cause their respective subsidiaries to give) any notices to third parties, and use, and cause their respective subsidiaries to use, its best efforts to obtain any third party consents (i) necessary to consummate the transactions contemplated in this Agreement, (ii) disclosed or required to be disclosed in the VME Disclosure Schedule or the Associated Disclosure Schedule, as the case may be,
(iii) otherwise required under any contracts, licenses, leases or other agreements in connection with the consummation of the transactions contemplated herein or (iv) required to prevent a VME Material Adverse Effect from occurring prior to or after the Effective Time or an Associated Material Adverse Effect from occurring prior to or after the Effective Time.

          SECTION 8.5 Affiliates. VME will advise its affiliates (as such term is defined in Rule 405 under the Securities Act) of the resale restrictions imposed by federal securities laws, including Rule 145 under the Securities Act, on the shares of Associated Common Stock received by them pursuant to the Merger, and will use its best efforts to obtain from each such affiliate a letter stating that such affiliate is aware of such restrictions.

                         ARTICLE 9

                    CLOSING CONDITIONS

          SECTION 9.1 Conditions to Obligations of Each Party Under This Agreement. The respective obligations of each party to effect the Merger and the other transactions contemplated herein shall be subject to the satisfaction at or prior to the Effective Time of the following conditions, any or all of which may be waived, in whole or in part, to the extent permitted by applicable
Law:

               (a)  Stockholder Approval.  This Agreement and the
Merger shall have been approved and adopted by the requisite votes of the stockholders of VME.

               (b) No Order. No Governmental Entity or federal or state court of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which is in effect and which has the effect of making the Merger illegal or otherwise prohibiting consummation of the Merger.


          SECTION 9.2 Additional Conditions to Obligations of Associated. The obligations of Associated to effect the Merger and the other transactions contemplated herein are also subject to the satisfaction, on or prior to the Closing Date, of each of the following conditions (any of which may be waived by Associated in its sole discretion):

               (a)  Representations and Warranties.  The
representations and warranties of VME contained in this Agreement shall be true and correct in all material respects as of the Effective Time as though made on and as of the Effective Time, except as expressly permitted or contemplated by this Agreement, and the aggregate effect of all differences in the representations and warranties of VME between those as of the date of this Agreement and those as of the Effective Time does not and will not have a VME Material Adverse Effect. Associated shall have received a certificate of the President of VME to such effect.

               (b) Agreements and Covenants. VME shall have performed or complied with all agreements and covenants required by this Agreement to be performed or complied with by it in all material respects prior to the Effective Time. Associated shall have received a certificate of the President of VME to such effect.

               (c) Consents and Approvals. All material consents, approvals and authorizations legally required to be obtained to consummate the Merger shall have been obtained from all required
Governmental Entities and any other third party.

               (d) Appraisal Rights. The holders of no more than five (5%) percent of the issued and outstanding shares of either the VME Common Stock or the VME Preferred Stock shall have demanded appraisal rights in respect of the Merger.

               (e) Certificates. Associated and its counsel shall have received such certificates and documents from officers and representatives of VME as it shall have reasonably requested, including those matters set forth in Section 9.2(g) of the VME Disclosure Schedule.

          SECTION 9.3 Additional Conditions to Obligations of VME. The obligations of VME to effect the Merger and the other transactions contemplated in this Agreement are also subject to the satisfaction, on or prior to the Closing Date, of each of the following conditions (any of which may be waived by VME in its sole discretion):

               (a)  Representations and Warranties.  The
representations and warranties of Associated contained in this Agreement shall be true and correct in all material respects as though made at and as of the Effective Time, except as expressly permitted or contemplated by the terms of this Agreement, and the aggregate effect of all differences in the representations and warranties of Associated between those as of the date of this Agreement and those as of the Effective Time does not and will not have an Associated Material Adverse Effect. In the event this Agreement is assigned by Sub pursuant to Section 12.6 of this Agreement, any representation or warranty made by Associated in this Agreement with respect to Sub shall be deemed to have been made by Associated with respect to such assignee and shall be true and correct in all material respects as of the Effective Time and VME shall have received a certificate of the President of Associated to such effect.

               (b) Agreements and Covenants. Associated shall have performed or complied with all agreements and covenants required by this Agreement to be performed or complied with by it in all material respects prior to the Effective Time. VME shall have received a certificate of the President of Associated to such effect.

               (c) Consents and Approvals. All material consents, approvals and authorizations legally required to be obtained to consummate the Merger shall have been obtained from all required
Governmental Entities and any other third party.

               (d) VME shall have received a certificate of Associated, executed by the President or Vice President of Associated, certifying, representing and warranting that the following is true and correct as of the Effective Time:

          Associated has timely filed all returns and reports required to be filed by it with any taxing authority with respect to Taxes for any period ending on or before the Closing, taking into account any extension of time to file granted to or obtained on behalf of Associated and the Subsidiaries.

               (e) VME shall have received a certificate of Associated, executed by the President or a Vice President of Associated, certifying, representing and warranting that the following is true and correct as of the Effective Time:

           Associated has filed all required forms, reports, statements and documents with the Securities and Exchange Commission (the "SEC") required to be filed pursuant to the Exchange Act. Associated heretofore has delivered or made available to counsel for VME true and complete copies of (a) its Annual Reports on Form 10-K for the four fiscal years ended December 31, 1996, (b) its Quarterly Reports on Form 10-Q for the fiscal quarters ended June 30, 1993 and September 30, 1993 and each of the three fiscal quarters ending in each of 1994, 1995, 1996 and 1997, (c) all proxy statements (if any) relating to Associated's meetings of stockholders held since January 1, 1993, (d) all other forms, reports, statements and documents filed or required to be filed by it with the SEC since January 1, 1996 and (e) all amendments and supplements to all such reports and proxy statements (if any), in all such cases as filed by Associated with the SEC. The Associated Annual Report on Form 10-K for the fiscal year ended December 31, 1996, as amended and its Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, June 30 and September 30, 1997, as amended are hereinafter referred to as the "Associated Reports". As of their respective dates, the Associated Reports, as so amended, complied in all material respects with all applicable requirements of the Securities Act and Exchange Act and the rules and regulations promulgated thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                         ARTICLE 10

               TERMINATION, AMENDMENT AND WAIVER

          SECTION 10.1  Termination.  This Agreement may be
terminated at any time prior to the Effective Time, whether before or after approval of this Agreement and the Merger by the stockholders of VME:

               (a) by mutual written consent of Associated and VME;

               (b) by Associated, upon a material breach by VME of any material covenant or agreement set forth in this Agreement or if any material representation or warranty of VME in this Agreement shall have become materially untrue, in either case (i) if such breach or inaccuracy is not cured within twenty (20) days of receipt of written notice thereof from Associated and (ii) if as a result thereof the conditions set forth in Section 9.2(a) or
Section 9.2(b) hereof would not be satisfied;

               (c) by VME, upon a material breach by Associated of any material covenant or agreement set forth in this Agreement or if any material representation or warranty of Associated in this Agreement shall have become materially untrue, in either case (i) if such breach of inaccuracy is not cured within twenty (20) days of receipt of written notice thereof from VME and (ii) if as a result thereof the conditions set forth in Section 9.3(a) or
Section 9.3(b) hereof would not be satisfied;

               (d) by either Associated or VME, if there shall be any Order which is final and nonappealable preventing the consummation of the Merger, except if the party relying on such Order has not complied with its obligations under Section 8.4(b) hereof;

               (e) by Associated or VME at any time prior to the Effective Time if (i) in the case of termination by Associated, any of the conditions specified in Section 9.2 shall not have been met in all material respects or waived prior to such time as such condition can no longer be satisfied or (ii) in the case of termination by VME, any of the conditions specified in Section 9.3 shall not have been met in all material respects or waived prior to such time as such condition can no longer be satisfied.

          The right of any party hereto to terminate this Agreement pursuant to this Section 10.1 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any party hereto, any person controlling any such party or any of their respective officers or directors, whether prior to or after the execution of this Agreement.

          SECTION 10.2 Effect of Termination. In the event of the termination of this Agreement pursuant to Section 10.1 hereof, this Agreement shall forthwith become void, there shall be no liability hereunder on the part of Associated or VME or any of their respective officers or directors to the other and all rights and obligations hereunder of any party hereto shall cease. Notwithstanding the foregoing, (i) nothing herein shall relieve any party of liability for any material inaccuracy of any material representation or warranty or failure to perform or comply with any material obligation under this Agreement prior to the termination hereof and (ii) the obligations under Section 10.5 and Articles 11 and 12 of this Agreement and the obligations under the Confidentiality Agreement shall survive any termination hereof.

          SECTION 10.3 Amendment. To the extent permitted by applicable law, this Agreement may be amended by the parties hereto by action taken by or on behalf of their respective Boards of Directors at any time prior to the Effective Time. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

          SECTION 10.4 Waiver. At any time prior to the Effective Time, any party hereto may (i) extend the time for the performance of any of the obligations or other acts of the other party hereto,
(ii) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document delivered pursuant hereto and (iii) waive compliance by the other party with any of the agreements or conditions contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party or parties to be bound thereby.

          SECTION 10.5 Fees, Expenses and Other Payments. (a) Except as provided in Sections 10.5(c) or 10.5(e) hereof, all Expenses (as defined in paragraph (b) of this Section 10.5) incurred by the parties hereto shall be borne solely and entirely by Associated and Associated shall pay the reasonable fees of VME's legal counsel at Closing. As promptly as possible, Associated and VME shall advise the other of the estimated amount of its Expenses.

               (b) "Expenses" as used in this Agreement shall include all reasonable out-of-pocket expenses (including, without limitation, all fees and expenses of counsel and accountants to a party hereto and its affiliates) incurred by a party or on its behalf in connection with or related to the authorization, preparation, negotiation, execution and performance of this Agreement, any effort to consummate any of the transactions contemplated hereby, and all other matters related to the closing of the transactions contemplated herein.

               (c) If this Agreement shall be terminated by VME pursuant to Section 10.1(c) hereof or by Associated pursuant to
Section 10.1(b) hereof (in each case, the "Non-Breaching Party"), then the other party shall pay to the Non-Breaching Party, in consideration of the time, effort and resources expended in connection herewith, all of the Expenses of the Non-Breaching Party, together with all fees and expenses incurred by the Non-Breaching Party in collecting such amounts (including, without limitation, reasonable fees and disbursements of counsel and court costs). Any such payment shall be in addition to any other rights the Non-Breaching Party shall have.

               (d)  Any payment required to be made pursuant to
Section 10.5(c) shall be made to the Non-Breaching Party entitled to receive such payment not later than ten (10) days after delivery to the other party of a notice of demand for payment and an itemization setting forth in reasonable detail all Expenses of the Non-Breaching Party and shall be made by wire transfer of immediately available funds to an account designated by the Non-Breaching Party in the notice of demand for payment delivered pursuant to this Section 10.5(d).

               (e) In the event that the Merger is not consummated (except due to a termination of this Agreement by VME pursuant to Section 10.1(c)), then VME shall bear the costs of its own Expenses relating to the Merger including, without limitation, the costs of its legal counsel.

                         ARTICLE 11

          SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION

          SECTION 11.1  Survival of Representations.  Subject to
Section 10.2 hereof, all representations, warranties, covenants and agreements made by any party in this Agreement or any certificate or other writing delivered by any party pursuant hereto or in connection herewith (a) shall survive the Closing and any investigation at any time made by or on behalf of any party and (b) shall terminate on the Indemnification Expiration Date under the Securities Exchange Agreement (except that Associated Claims and Stockholder Claims (each as hereinafter defined) pending on the first anniversary of the Closing Date shall continue until resolved pursuant to this Article 11).

          SECTION 11.2  Agreement to Indemnify.  Subject to the
terms and conditions of this Article 11, the holders of any capital stock of VME (other than any Minor Holder) (the "Indemnifying Stockholders"), jointly, and not severally, by virtue of their having approved the Merger in accordance with the terms of this Agreement, agree to indemnify and hold harmless Associated and Sub, and Associated agrees to indemnify and hold harmless the Indemnifying Stockholders, from and against any loss, liability, damage, cost or expense (including court costs and reasonable attorneys' fees and disbursements) suffered, incurred or paid by Associated or Sub, or by the Indemnifying Stockholders, respectively, which would not have been suffered, incurred or paid if all the representations and warranties of VME, or of Associated and Sub, respectively, contained in either (x) this Agreement or
(y) Articles 5 and 6 of the Securities Exchange Agreement (a copy of such Articles are attached hereto as Exhibit C and which Articles are incorporated into this Article 11 by reference) or any certificate or other writing delivered by such party pursuant hereto or thereto or in connection herewith or therewith had been true, complete and correct in all material respects (in the case of claims by Associated or Sub, "Associated Claims"; in the case of claims by the Indemnifying Stockholders, "Stockholder Claims").
The party seeking indemnification is hereinafter sometimes referred to as the "Indemnified Party," and the party from whom indemnification is sought is hereinafter sometimes referred to as the "Indemnifying Party."

          SECTION 11.3  Limitation of Liability.

               (a) Limitation of Claims. The obligations and liabilities of the Indemnifying Stockholders hereunder with respect to indemnification for Associated Claims, and of Associated hereunder with respect to indemnification for Stockholder Claims, shall be subject to the following limitations:

               (i)  The Indemnifying Stockholders shall be
obligated to indemnify Associated only with respect to those Associated Claims as to which Associated has given, jointly to Mr. Robert Forlenza and Mr. Leslie Ferlazzo (the "Indemnifying Stockholders' Agent"), written notice thereof on or prior to the Indemnification Expiration Date, and Associated shall be obligated to indemnify the Indemnifying Stockholders only with respect to those Stockholder Claims as to which the Indemnifying Stockholders' Agent has given Associated written notice thereof on or prior to the Indemnification Expiration Date;

               (ii) No indemnification shall be required to be made by the Indemnifying Party hereunder unless the amount of Associated Claims or Stockholder Claims, as the case may be, exceeds $75,000 in the aggregate (inclusive of any claims made pursuant to Section 11.2 of the Exchange Agreement), in which case the Indemnifying Party's indemnification obligation shall apply to the amount of such Claims in excess of $75,000;

               (iii) In the case of Associated Claims, all claims for indemnification pursuant to Section 11.2 hereof shall be recovered by Associated solely by the return to Associated of any Escrow Shares (as defined in the Escrow Agreement) remaining in escrow under the Escrow Agreement. Without limiting the generality of the foregoing, Associated shall not have any recourse against any Indemnifying Stockholder individually, or any Indemnifying
Stockholder's assets or property, for Associated Claims, except for recovery against any Escrow Shares pursuant to the terms of this Agreement and the Escrow Agreement;

               (iv) In the case of Stockholder Claims, all claims for indemnification pursuant to Section 11.2 hereof shall be recovered by the Indemnifying Stockholders solely by the delivery of the Associated Shares (as defined in Section 11.5) to which they are entitled pursuant to Section 11.5 hereof. Without limiting the generality of the foregoing, neither VME nor the Indemnifying Stockholders shall have any recourse against Associated or its affiliates, or Associated's assets or property or such affiliates' assets or property, for Stockholder Claims, except for the issuance to them of the Associated Shares pursuant to the terms of this Agreement.

               (v) For purposes of determining the number of Escrow Shares recoverable from the escrow sufficient to satisfy an Associated Claim subject to indemnification hereunder, the value of one VME Escrow Share shall be equal to the greater of (A) the fair market value on the date of (x) a final non-appealable order of a court of competent jurisdiction stating that Associated is entitled to indemnification pursuant to this Article 11 and specifying the amount of such recovery or (y) mutual written agreement of Associated and the Indemnifying Stockholders that Associated is entitled to indemnification pursuant to Article 11 and specifying the amount of such recovery or (B) $2.50.

               (vi) Associated, the Surviving Corporation and the Indemnifying Stockholders acknowledge and agree that any distribution of Escrow Shares from escrow to satisfy an Associated Claim hereunder shall be done so as to reduce each Indemnifying Stockholder's interest in the Escrow Shares remaining in escrow, on a pro rata basis, based on each Indemnifying Stockholder's respective ownership interest in the Escrow Shares remaining in escrow.

               (vii) All costs and expenses (including, without limitation, court costs and reasonable attorney's fees and disbursements) incurred by the Indemnifying Stockholders' Agent in connection with any Associated Claim pursuant to this Article 11 or by the Stockholders' Agent (as defined in the Escrow Agreement) under the Escrow Agreement shall be advanced by Associated to the Indemnifying Stockholders' Agent or the Stockholders' Agent, as the case may be; provided, however, that the aggregate amount of such advance respecting such costs and expenses shall not exceed $25,000 (inclusive of any such costs and expenses incurred under Section
11.2 of the Securities Exchange Agreement) and provided, further, however, that such amounts advanced and the costs and expenses

(including, without limitation, court costs and reasonable attorney's fees and disbursements) incurred by Associated up to a maximum of $25,000 (inclusive of any such costs and expenses incurred under Section 11.2 of the Securities Exchange Agreement) shall be paid by the Indemnifying Stockholders to Associated in the event that Associated prevails with respect to such Associated Claim. It is agreed that upon final resolution of such claim in favor of Associated, such amount advanced shall be recovered by Associated by the return of Escrow Shares remaining in escrow under the Escrow Agreement valued at the greater of (A) market value on the date of such resolution or (B) $2.50; provided, that in the event the shares of Associated Common Stock received by the Indemnifying Stockholders in the Merger are freely tradeable at the time of such final resolution of the claim in favor of Associated, such advanced amount shall be recovered by Associated in cash; provided, further, that irrespective of the market value of Associated Common Stock at the time of such recovery, the aggregate amount of such cash payment to Associated shall not exceed the aggregate market value of 10,000 shares of Associated Common Stock.

               (b) Exclusive Remedy. The indemnification provided for in this Article 11 shall be the Indemnified Party's exclusive remedy for any breach by Associated or VME, as the case may be, of a representation or warranty contained in this Agreement or any certificate or other writing delivered by Associated or VME, as the case may be, pursuant hereto or in connection herewith. Notwithstanding the foregoing, nothing contained herein shall limit a party's rights or remedies with respect to claims resulting from or arising out of fraud.

          SECTION 11.4  Process of Indemnification for Claims.

               (a)  Notice From The Indemnified Party.  The
Indemnified Party shall promptly notify the Indemnifying Party (in the case of an Associated Claim, notice shall be given to the Indemnifying Stockholders' Agent) in writing of the assertion of any Associated Claim by a third party or the discovery of any fact upon which the Indemnified Party intends to base a Claim hereunder (a "Claim Notice"). Such notice shall set forth the amount of the Claim and specify the alleged basis of the Claim.

               (b) Recovery by the Indemnified Party. If the Indemnifying Party (in the case of an Associated Claim, the Indemnifying Stockholders' Agent) does not dispute the basis or amount of any Claim within 30 days of receiving written notice thereof, the Indemnified Party shall have the right to recover the amount of such Claim as and to the extent provided herein and subject, if applicable, to the terms of the Escrow Agreement. If the Indemnifying Party disagrees with the basis of the Claim or the amount of damages caused thereby, then within 30 days of receiving written notice thereof, the Indemnifying Party shall give notice to the Indemnified Party of such disagreement and, in that case, the Indemnified Party shall have no right to recover indemnity hereunder until such time, if at all, as (a) a court of competent jurisdiction issues a final, non-appealable order specifying the amount of the Indemnified Party's recovery, or (b) the Indemnified Party and the Indemnifying Party agree in writing to the amount of the Indemnified Party's recovery, in either of which cases the Indemnified Party shall have the right to recover the amount so specified or agreed (subject to the limitations contained in Section 11.3 hereof).

               (c)  Defense of Claims.  Upon receipt by the
Indemnifying Party (in the case of the Indemnifying Stockholders, the Indemnifying Stockholders' Agent) of a Claim Notice from an Indemnified Party with respect to any claim of a third party, such Indemnifying Party (in the case of the Indemnifying Stockholders, the Indemnifying Stockholders' Agent) may assume the defense thereof through counsel of its own choosing and, in such event, shall agree to pay and otherwise discharge, at the Indemnifying Party's cost, subject to the limitations contained in Section 11.3 hereof, all judgments, deficiencies, damages, settlements, liabilities, losses, costs and legal and other expenses related thereto; and the Indemnified Party shall cooperate in the defense or prosecution thereof and shall furnish such records, information and testimony and attend all such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested in connection therewith. If the Indemnifying Party (in the case of the Indemnifying Stockholders, the Indemnifying Stockholders' Agent) does not assume the defense thereof, the Indemnifying Party (in the case of the Indemnifying Stockholders, the Indemnifying Stockholders' Agent) shall similarly cooperate with the Indemnified Party in such defense or prosecution. The Indemnified Party shall have the right to participate in the defense or prosecution of any lawsuit with respect to which the Indemnifying Party (in the case of the Indemnifying Stockholders, the Indemnifying Stockholders' Agent) has assumed the defense and to employ its own counsel therein, but the fees and expenses of such counsel shall be at the expense of the Indemnified Party unless (i) the Indemnifying Party (in the case of the Indemnifying Stockholders, the Indemnifying Stockholders' Agent) shall not have promptly employed counsel reasonably satisfactory to the Indemnified Party to take charge of the defense of such action or the Indemnified Party shall have reasonably concluded that there exists a significant conflict of interest with respect to the conduct of such Indemnified Party's defense by the Indemnifying Party, in either of which events such fees and expenses shall be borne by the Indemnifying Party and the Indemnifying Party (in the case of the Indemnifying Stockholders, the Indemnifying Stockholders' Agent) shall not have the right to direct the defense of any such action on behalf of the Indemnified Party. The

Indemnifying Party (in the case of the Indemnifying Stockholders, the Indemnifying Stockholders' Agent) shall have the right, in its sole discretion, to settle any claim solely for monetary damages for which indemnification has been sought and is available hereunder, provided, that the Indemnifying Party (in the case of the Indemnifying Stockholders, the Indemnifying Stockholders, Agent) shall not, without the prior written consent of the Indemnified Party, agree to the settlement of any claim which constitutes the subject of a Claim Notice which settlement, in the reasonable opinion of the Indemnified Party, would have an adverse continuing effect on the business of the Indemnified Party. The Indemnified Party shall give written notice to the Indemnifying Party (in the case of the Indemnifying Stockholders, the Indemnifying Stockholders' Agent) of any proposed settlement of any suit, which settlement the Indemnifying Party (in the case of the Indemnifying Stockholders, the Indemnifying Stockholders' Agent) may, if it shall have assumed the defense of the suit, reject in its reasonable judgment within 20 days of receipt of such notice. Notwithstanding the foregoing, the Indemnified Party shall have the right to pay or settle any suit for which indemnification has been sought and is available hereunder, provided that, if the defense of such claim shall have been assumed by the Indemnifying Party (in the case of the Indemnifying Stockholders, the Indemnifying Stockholders' Agent), the Indemnified Party shall automatically be deemed to have waived any right to indemnification hereunder.

          11.5  Undertaking by Associated to Issue Associated
Shares.

               (a) If, at any time prior to the Indemnification Expiration Date, the Indemnifying Stockholders' Agent acting in good faith believes that the Indemnifying Stockholders are entitled to indemnification by Associated pursuant to this Article 11, the Indemnifying Stockholders' Agent shall provide to Associated a Claim Notice. Upon receipt of the Claim Notice, Associated shall have 30 days to either (i) dispute such Stockholder Claim in the manner provided in Section 11.4(b) hereof or (ii) issue to each Indemnifying Stockholder, on a pro rata basis, such number of additional shares (the "Associated Shares") of Associated Common
Stock valued at the greater of (A) the fair market value on such date or (B) $2.50 per share, equal to such Claim; provided, that, Associated shall not be required to issue a number of Associated Shares, either in any one case or in the aggregate, greater than the number of shares equal to 15% of the Merger Shares. As to any Stockholder Claim which is disputed, Associated shall be required to issue Associated Shares only upon (x) a final non-appealable order of a court of competent jurisdiction stating that the Indemnifying Stockholders are entitled to indemnification pursuant to this Article 11 and specifying the amount of such recovery or
(y) mutual written agreement of Associated and the Indemnifying Stockholders' Agent that the Indemnifying Stockholders are entitled to indemnification pursuant to this Article 11 and specifying the amount of such recovery. In the case of any issuance of Associated Shares pursuant to the preceding proviso, the Associated Shares shall be valued at the greater of (A) $2.50 or (B) the fair market value of such shares on the date of the court order or written agreement, as the case may be.

               (b) Notwithstanding the provisions of paragraph (a) above, as of the date which is 90 days after the Closing, the maximum number of Associated Shares that Associated may be required to issue hereunder shall be reduced to the number of shares equal to 7.5% of the Merger Shares.

               (c)  Notwithstanding the provisions of paragraphs
(a) and (b) above, as of the Indemnification Expiration Date, the maximum number of Associated Shares that Associated may be required to issue hereunder shall be reduced to zero (0) plus the number of shares, if any, then subject to a Claim Notice.

                         ARTICLE 12

                    GENERAL PROVISIONS

          SECTION 12.1 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made as of the date delivered, mailed or transmitted, and shall be effective upon receipt, if delivered personally, mailed by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by the methods specified in Section 12.1) or sent by electronic transmission to the facsimile number specified below:

               (a)  If to Associated:

                    Associated Technologies
                    c/o First Sydney Capital Limited
                    Level 5
                    151 Macquarie Street
                    Sydney NSW 2000 Australia

                    Attention: Mr. Leonard N. McDowall
                    Facsimile No.: 011-61-2-9241-5189

                    with a copy to:

                    Werbel & Carnelutti
                    711 Fifth Avenue
                    New York, New York 10022

                    Attention: Stephen M. Davis, Esq.
                    Facsimile No.: (212) 832-3353

               (b)  If to VME:

                    Virtual Music Entertainment
                    3 Riverside Drive
                    Andover, Massachusetts 01810

                    Attention: Mr. Bradley J. Naples
                    Facsimile No.: (508) 688-8824

                    with a copy to:

                    Foley, Hoag & Eliot LLP
                    One Post Office Square
                    Boston, Massachusetts 02109

                    Attention: Adam Sonnenschein, Esq.
                    Facsimile No.: (617) 832-7000

               (c)  If to the Indemnifying Stockholders' Agent:

                    Mr. Robert P. Forlenza
                    c/o Tudor Investment Corporation
                    40 Rowes Wharf  2nd Fl.
                    Boston, Massachusetts  02110

                    Facsimile No.:  (617) 737-0993

                    Mr. Leslie A. Ferlazzo
                    c/o Woodstock Corporation
                    27 School Street
                    Boston, Massachusetts  02108

                    Facsimile No.:  (617) 523-0229

                    with a copy to VME:

                    Virtual Music Entertainment
                    3 Riverside Drive
                    Andover, Massachusetts  01810

                    Attention:  Bradley J. Naples
                    Facsimile No.:  (508) 688-8824

          SECTION 12.2 Certain Definitions. For purposes of this Agreement, the term:

               (a) "Affiliate" means a person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the first mentioned person;

               (b) "Business Day" means any day other than a day on which banks in the State of New York are authorized or obligated to be closed;

               (c) "control" (including the terms "controlled", "controlled by" and "under common control with") means the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of stock or as trustee or executor, by contract or credit arrangement or otherwise;

               (d) "knowledge" or "known" means, with respect to any matter in question, if an executive officer of VME, Associated or Sub, as the case may be, has actual knowledge of such matter; provided, that knowledge of a matter by an executive officer of a subsidiary of VME or Associated, as the case may be, shall be deemed to be knowledge by VME or Associated respectively;

               (e) "person" means an individual, corporation, partnership, association, trust, unincorporated organization, other entity or group (as defined in Section 13 (d) of the Exchange Act) and

               (f) "Security Interest" means any mortgage, pledge, lien, encumbrance, charge, or other security interest, other than
(a) mechanic's, materialmen's, landlord's, and similar liens, (b) liens for Taxes not yet due and payable, (c) purchase money liens and liens securing rental payments under capital lease arrangements, and (d) other liens arising in the ordinary course of business and not incurred in connection with the borrowing of money.

               (g) "Tax" or "Taxes" shall mean any and all taxes, charges, fees, levies, payable to any federal, state, local or foreign taxing authority or agency, including, without limitation,
i) income, franchise, profits, gross receipts, minimum, alternative minimum, estimated, ad valorem, value added, sales, use, service, real or personal property, capital stock, license, payroll, withholding, disability, employment, social security, workers compensation, unemployment compensation, utility, severance, excise, stamp, windfall profits, transfer and gains taxes, ii) customs duties, imposts, charges, levies or other similar assessments of any kind, and iii) interest, penalties and additions to tax imposed with respect thereto.

          SECTION 12.3 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          SECTION 12.4 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such deter-mination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

          SECTION 12.5 Entire Agreement. This Agreement (together with the Exhibits and Schedules hereto) and the Confidentiality Agreement constitute the entire agreement of the parties and supersede all prior agreements and undertakings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof.

          SECTION 12.6 Assignment. This Agreement shall not be assigned by operation of law or otherwise; provided that Sub may assign this Agreement in its sole discretion to any entity which is, either directly or indirectly, a wholly-owned subsidiary of Associated.

          SECTION 12.7 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

          SECTION 12.8 Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

          SECTION 12.9 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law. The parties hereto stipulate and agree that (a) all legal actions arising from or relating to this Agreement will be brought in a court of competent jurisdiction in the United States of America,
(b) such venue is the proper and most convenient forum for such actions and (c) the court of such venue shall have personal jurisdiction over the parties hereto for the purposes of hearing matters arising from or relating to this Agreement. The parties hereto hereby waive all rights of transfer under the doctrine of forum non conveniens or any similar doctrine or statue, however denominated.

          SECTION 12.10 Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

          IN WITNESS WHEREOF, Associated, Sub and VME have caused this Agreement and Plan of Merger to be executed as of the date first written above by their respective officers thereunto duly authorized.

                              ASSOCIATED TECHNOLOGIES, INC.


                              By:
                              -----------------------------
                              Name:
                              Title:


                              AT SUB, INC.

                              By:
                              ------------------------------
                              Name:
                              Title:


                              VIRTUAL MUSIC ENTERTAINMENT, INC.



                              By:
                              ---------------------------------
                              Name:
                              Title:



               Exhibit A to Agreement and Plan of Merger

                         AT/VME Exchange Ratios


AT shares/VME Common Share    0.0378


                           AT Common
                           Shares re-
                           ceived per
                           Share (or    Total Out-     AT Shares
                           per $1 of    Standing VME   Received
     VME Security          debt)*       Securities     per Class
-------------------------------------------------------------------
Series D Preferred ($.76)
Preference Participation      .3040     3,434,050      1,043,951
------------------------------------------------------------------
Series E Preferred (1.97)
Preference Participation      .7880     1,528,582      1,204,523
------------------------------------------------------------------
Common Stock                  .0378     2,534,481         95,803
------------------------------------------------------------------
Series D Common Stock
Participation                 .0378     3,434,050        129,807
------------------------------------------------------------------
Series E Common Stock
Participation                 .0378     1,528,582         57,780
------------------------------------------------------------------
Shares issued on net
issuance basis upon
surrender of Warrants to
purchase Series E Stock
in Exchange                   .0378     1,476,130         55,798
------------------------------------------------------------------
Shares reserved for
exercise of Warrants to
purchase Series E Stock
surviving Merger              .8258       144,528        119,351
------------------------------------------------------------------
Shares reserved for
exercise of 1996 Warrants
to purchase common stock
surviving Merger**            .0378       133,389          5,042
------------------------------------------------------------------
Shares reserved for
exercise of 1995 Warrants
to purchase common stock
surviving Merger**            .0378       132,153          4,995



Shares reserved for other
Options and Warrants
surviving Merger***           .0378       183,317          6,929
------------------------------------------------------------------
Total Shares/Equivalents
including shares issued
to satisfy Preferences
of Preferred Stock                     14,345,945      2,723,980
------------------------------------------------------------------
Secured Debt****              .4000   $ 1,052,454        420,982
------------------------------------------------------------------
Total Shares                  -----     -----          3,144,962



*    AT Common Stock valued at $2.50 per share.

** Warrants to purchase 360,000 shares of VME Common Stock will be cancelled in the Exchange.

*** Includes warrants and options issued to Aerosmith and Messrs. Wallace and Swain.

**** Secured Debt will be exchanged at the rate of one AT share for each $2.50 of principal and interest (i.e., .4 AT shares for each $1 of principal and interest) accrued as of 11/30/97.

                         EXHIBIT 2(g) TO FORM 8-K


                    VIRTUAL MUSIC ENTERTAINMENT, INC.

                            JOINDER AGREEMENT


          The undersigned, being the holder of securities of Virtual Music Entertainment, Inc. ("VME") identified below, hereby agrees with Associated Technologies, Inc. ("AT"), a Delaware corporation, as follows:

          1. The undersigned hereby agrees to become a party as a VME Securityholder to the Securities Exchange Agreement between VME, AT and the VME Securityholders dated as of December 19, 1997 (the "Exchange Agreement") and to be bound as a VME Securityholder by the terms and conditions thereof. Terms used herein without definition shall have the meanings ascribed thereto in the Exchange Agreement.

          2. The undersigned hereby tenders to AT the VME Tendered Securities identified on Exhibit A hereto for sale to AT pursuant to the Exchange Agreement, together with a duly executed stock power or bond power (with medallion guarantee) transferring (pursuant to a certified resolution, if applicable, authorizing such transfer) all of the undersigned's interest in such securities to AT.

          3. The undersigned hereby represents and warrants to AT as follows:

          A. Consents and Authority. All consents, approvals, authorizations, and orders necessary for the execution and delivery by the undersigned of this Joinder Agreement, and for delivery of the VME Tendered Securities to be exchanged by such VME Securityholder under the Exchange Agreement, have been obtained. The undersigned has full right, power and authority to enter into this Joinder Agreement and to deliver the VME Tendered Securities to be exchanged by the undersigned under the Exchange Agreement. This Joinder Agreement has been duly authorized (if the undersigned is not an individual), executed and delivered by the undersigned and constitutes the legal, valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other laws affecting the enforcement of creditors' rights in general from time to time in effect and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          B. No Conflict. To the undersigned's knowledge, neither the delivery of VME Tendered Securities to be exchanged by the undersigned under the Exchange Agreement, nor the execution, delivery, and performance of this Agreement, will result in a breach or violation of any material term or provision of, or constitute a default under, any currently existing material and relevant statute, any material indenture, mortgage, deed of trust, loan or note agreement, or other material agreement or instrument to which the undersigned is a party or by which the undersigned is bound, or any order, rule, or regulation of any court or governmental agency or body having jurisdiction over the undersigned or over any of the undersigned's properties.

          C. Good Title. The undersigned has, and immediately prior to the Closing the undersigned will have, valid and marketable title to the VME Tendered Securities to be exchanged by the undersigned under the Exchange Agreement, free and clear of all liens, encumbrances, equities, and claims (other than pursuant to the Exchange Agreement). Upon delivery of such VME Tendered Securities and payment therefor under the Exchange Agreement, valid and marketable title to such VME Tendered Securities, free and clear of all liens, encumbrances, equities, and claims, will pass to AT.

          D. Investment Intent. The undersigned is acquiring the Closing Shares which are issuable under the Exchange Agreement for investment for its own account, and not with the view to, or for resale in connection with, any distribution thereof until such Closing Shares are registered under the Securities Act and understands that the Closing Shares are being offered under an exemption contained in Section 4(2) of the Securities Act upon reliance on such representation. The undersigned is a sophisticated investor and understands that the Closing Shares representing the Associated Common Stock, which are issuable under the Exchange Agreement, have not been, and will not, as of the Closing Date, be, registered under the Securities Act. The undersigned acknowledges that the Closing Shares, which are issuable under the Exchange Agreement, must be held until subsequently registered under the Securities Act or unless an exemption from such registration is available. The undersigned is aware of the provisions of Rule 144 promulgated under the Securities Act, which permit limited resale of shares subject to the satisfaction of the requirements set forth therein.

          4. The undersigned agrees to indemnify and hold harmless AT against any losses, claims, damages or liabilities to which AT may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any breach of any representation or warranty of the undersigned contained in this Joinder Agreement; provided, however, that AT's remedy with respect to such indemnification obligation shall be limited to the right to rescind the transaction with the undersigned under the Exchange Agreement, including a return to AT of the Exchange Consideration received by the undersigned in the Exchange, plus AT's reasonable costs and expenses expended in enforcing such remedy.


          IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date set forth below.


                                   VME Securityholder:



Date:  December ___, 1997          ----------------------------

                              Exhibit A


Securityholder:     Name

                    Address


VME Securities:


Security                           Shares (Amount)


Common Stock                       -------- shares
Series D Preferred Stock           -------- shares
Series E Preferred stock           -------- shares
Secured Note                       -------- shares
                                   $
                                   ---------------


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

                    EXHIBIT 99(a) TO FORM 8-K

FOR IMMEDIATE RELEASE

                    Associated Technologies, Inc.
                    Purchase of Majority Stake in
                    Virtual Music Entertainment, Inc.



          Sydney, Australia, January 9, 1998---Associated Technologies, Inc. (OTC Bulletin Board: ATTT) announced today that on Thursday, January 8, 1998, it purchased a majority of the outstanding capital stock of Virtual Music Entertainment, Inc. in exchange for shares of the Company's common stock pursuant to the terms of a Securities Exchange Agreement dated as of December 19, 1997, between the Company and Virtual Music.

          The Company, Virtual Music and AT Sub, Inc., a wholly-owned subsidiary of the Company have entered into an Agreement and Plan of Merger dated as of January 8, 1998. Pursuant to the Merger Agreement, the stockholders of Virtual Music will be solicited to vote for a merger to be effected whereby Virtual Music, by virtue of a merger of AT Sub with and into Virtual Music (with Virtual Music being the surviving corporation), will become a wholly-owned subsidiary of the Company. The consummation of such merger is subject to the satisfaction of certain conditions set forth in the Merger Agreement. The Company expects that the consummation of such merger will occur during the first six months of 1998.

          Virtual Music, based in Andover, Massachusetts, is involved in the development of computer software games using digital sound technology.


Contact:

Deryck Graham, Vice President of Associated Technologies, Inc.,
011-618-9479-1711; or George Demakos of Select Media Ltd.,
516-333-1155


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